UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]
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[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to §240.14a-12

COMTECH TELECOMMUNICATIONS CORP. (Name of Registrant as Specified In Its Charter) —————————————————————————————— (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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2022 Proxy Statement

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2022 Proxy Statement

Notice of Fiscal 2022 Annual Meeting of Stockholders and
Proxy
Statement

Comtech Telecommunications Corp.
Online Only
December 15, 2022 at 10 a.m. Eastern Time
at www.virtualshareholdermeeting.com/CMTL2022

To attend the Annual Meeting, you will need a Control Number. See Part 1 – “Proxy Summary / About the Proxy Statement” for details on admission procedures to attend the Annual Meeting of Stockholders.

2022 Proxy Statement

NOTICE OF FISCAL 2022 ANNUAL MEETING OF STOCKHOLDERS

November 18, 2022 Dear Fellow Stockholder:
On behalf of the Board of Directors (the "Board of Directors" or the “Board”) and management, we cordially invite you to attend the Fiscal 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting” or the “Annual Meeting”) of Comtech Telecommunications Corp. (“Comtech” or the “Company”), scheduled to be held on December 15, 2022 at 10 a.m. Eastern Time in a virtual meeting format only, via a live webcast. The Notice of Fiscal 2022 Annual Meeting of Stockholders, Proxy Statement and proxy card are enclosed.
Your Board recommends that you promptly vote “FOR” the election of each of the director nominees under Proposal 1 and “FOR” each of Proposals 2, 3, 4 and 5 on the enclosed proxy card. It is important that your shares are voted at the Annual Meeting. Whether or not you are able to attend the virtual Annual Meeting, the prompt execution and return of the enclosed proxy card in the envelope provided or submission of your proxy and voting instructions over the Internet or by telephone will assure that your shares are represented at the Annual Meeting. Instructions for voting via the Internet or by telephone are set forth on the enclosed proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Fiscal 2022 Annual Meeting of Stockholders to be Held on December 15, 2022.
Our Proxy Statement and Fiscal 2022 Annual Report are available at:
www.proxyvote.com and www.comtech.com.

Sincerely,
Ken Peterman Chairman and Chief Executive Officer
Your vote is very important. If you have any questions about how to vote your Comtech shares, require any assistance voting your shares, or need additional copies of the proxy materials, please contact Comtech’s proxy solicitor:
Innisfree M&A Incorporated
Stockholders in the U.S. and Canada May Call Toll-Free: (877) 456-3510
From Other Locations Please Call: +1 (412) 232-3651
Banks and Brokers May Call Collect: (212) 750-5833

2022 Proxy Statement

NOTICE OF FISCAL 2022 ANNUAL MEETING OF STOCKHOLDERS

Date	December 15, 2022

Time	10:00 a.m. Eastern Time

Virtual Meeting
This year's Annual Meeting will be held in a virtual meeting format only. You will be able to attend and participate in the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/CMTL2022, where you will be able to listen to the meeting live, submit questions, and vote.

Record Date
In order to vote, you must have been a stockholder at the close of business on November 17, 2022. Such stockholders are urged to submit the enclosed proxy card, voting “FOR” all the director nominees under Proposal 1 and “FOR” Proposals 2, 3, 4 and 5, even if your shares were sold after such date, or otherwise submit your proxy over the Internet or by telephone.

Proxy Voting
It is important that your shares be represented at the Annual Meeting regardless of the number of shares you hold in order that we have a quorum. Whether or not you plan to participate in the Annual Meeting, we hope you will vote as soon as possible so that your voice is heard. We urge you to vote TODAY by following the instructions on the enclosed proxy card to vote by the Internet or telephone or by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares at the Annual Meeting. More information on voting your proxy card and attending the Annual Meeting can be found in the accompanying Proxy Statement.

YOUR VOTE IS VERY IMPORTANT
If you have any questions or require any assistance with voting your shares, please contact Comtech’s proxy solicitor:

Innisfree M&A Incorporated
Stockholders in the U.S. and Canada May Call Toll-Free: (877) 456-3510
From Other Locations Please Call: +1 (412) 232-3651
Banks and Brokers May Call Collect: (212) 750-5833

2022 Proxy Statement

NOTICE OF FISCAL 2022 ANNUAL MEETING OF STOCKHOLDERS

Items of Business
1.    To elect three directors to serve until the fiscal 2023 annual meeting of stockholders and until their successors are duly elected and qualified.
2.    To approve (on an advisory basis) the compensation of our Named Executive Officers.
3.    To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the current fiscal year ending July 31, 2023.
4.    To approve the Amended and Restated 2000 Stock Incentive Plan (the “2000 Plan”) to increase the number of shares of our Common Stock available under the 2000 Plan.
5.    To approve the Third Amended and Restated Comtech Telecommunications Corp. 2001 Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares issuable under the ESPP.
We will also transact any other business as may properly come before the Annual Meeting.
The Board unanimously recommends that stockholders vote "FOR" the election of all director nominees under Proposal 1 and “FOR” approval of Proposal Nos. 2, 3, 4 and 5, to be presented at the 2022 Annual Meeting using the enclosed proxy card.

Meeting Details	See Part 1 – “About the Proxy Statement - How Will the Annual Meeting be conducted?” for details.
By Order of the Board of Directors,

Nancy M. Stallone
Treasurer and Corporate Secretary
November 18, 2022

2022 Proxy Statement

2022 Proxy Statement

2022 Proxy Statement

2022 Proxy Statement

TABLE OF CONTENTS

6	Fiscal 2022 Compensation Tables	Executive Compensation	75
		Non-Qualified Deferred Compensation - Fiscal 2022	82
		Summary and Table of Potential Payments Following a Change-in-Control or Upon Termination	83
		CEO Pay Ratio	88
		Securities Authorized for Issuance Under Equity Compensation Plans	89

7	Audit Committee and Other Matters
		Audit Committee and Other Matters	91
		Certain Relationships and Related Transactions	92

8	Proposals
		No. 1 – To Elect Three Directors	93
		No. 2 – To Approve (on an Advisory Basis) Compensation of the Named Executive Officers	94
		No. 3 – To Ratify Appointment of Independent Registered Public Accounting Firm	95
		No. 4 – To Approve the Amended and Restated 2000 Stock Incentive Plan to increase the number of shares of our Common Stock available under the 2000 Plan	97
		No. 5 – To Approve the Third Amended and Restated Comtech Telecommunications Corp. 2001 Employee Stock Purchase Plan to increase the number of shares issuable thereunder	111

2022 Proxy Statement

Proxy Summary
Proxy Summary
This summary highlights information contained within this Proxy Statement. This summary does not contain all of the information you should consider. Please read the entire Proxy Statement carefully before voting.

Annual Stockholders’ Meeting	Meeting Agenda
Date	December 15, 2022
Election of three directors

Approval (on an advisory vote) on the compensation of the Named Executive Officers as disclosed in this Proxy Statement

Ratification of appointment of our independent registered public accounting firm

Approval of the Amended and Restated 2000 Stock Incentive Plan to increase the number of shares of our Common Stock available under the 2000 Plan

Approval of the Third Amended and Restated Comtech Telecommunications Corp. 2001 Employee Stock Purchase Plan to increase the number of shares issuable thereunder

Time	10 a.m. Eastern Time
Place	www.virtualshareholdermeeting.com/CMTL2022

Record Date	Stockholders holding the Company’s Common Stock or Preferred Stock as of the close of business on November 17, 2022 are entitled to vote.
When are the proxy materials first being sent or given to stockholders?	The Notice of the Annual Meeting, Proxy Statement and proxy card are being mailed starting on or about November 18, 2022.
Voting Matters and Vote Recommendation
Item	Board recommendation	Reasons for recommendation	More info
1.	Election of three directors to serve until the fiscal 2023 annual meeting of stockholders and until their successors are duly elected and qualified	FOR all director nominees	The Board and Nominating and Governance committee believe that each of the Company's three (3) director nominees possesses the skills, experience, and diversity of background to effectively monitor performance, provide oversight, and advise management on the Company’s long-term strategy and are best positioned to serve the interests of all of the Company's stockholders.	Page 93
2.	Approval (on an advisory basis) of the compensation of the Named Executive Officers	FOR	Our executive compensation programs demonstrate the continuing evolution of our pay for performance philosophy and reflect the input of stockholders from our extensive outreach efforts.	Page 94
3.	Ratification of appointment of independent registered public accounting firm for the 2023 fiscal year	FOR	The Audit Committee of the Board of Directors believes that the appointment of Deloitte & Touche LLP is in the best interests of the Company and its stockholders.	Page 95
4.	Approval of the Amended and Restated 2000 Stock Incentive Plan to increase the number of shares of our Common Stock available under the 2000 Plan	FOR	The approval of an increase in the number of shares available for awards under the 2000 Plan will allow us to grant equity-based awards to eligible participants to attract, motivate and retain such participants.	Page 97

2022 Proxy Statement 1

5.	Approval of the Third Amended and Restated Comtech Telecommunications Corp. 2001 Employee Stock Purchase Plan to increase the number of shares issuable thereunder	FOR	The approval of the Third Amended and Restated 2001 Employee Stock Purchase Plan will encourage employee ownership of Comtech stock, which helps align the interests of our employees with those of our stockholders.	Page 111
Vote in advance of the Meeting	Vote at the Meeting
Internet	Telephone	Mail	Vote Online During the Meeting
Vote your shares via the Internet by going to the website address for Internet voting indicated on your proxy card and following the steps outlined on the secure website.	Call the toll-free number on your proxy card at any time and follow the recorded instructions.	Sign, date, and return the enclosed proxy card in the postage-paid envelope provided.	Vote your shares during the Annual Meeting at www.virtualshareholdermeeting.com/CMTL2022

2022 Proxy Statement 2

ABOUT THE PROXY STATEMENT

About Us
Comtech Telecommunications Corp. is a leading global provider of next-generation 911 emergency systems and critical wireless communication technologies. We offer advanced secure wireless communications technologies founded on decades of expertise in the satellite communications and cellular markets. In our view, these markets are converging and undergoing a period of long-term growth, reinvestment, and rapid technological change. We manage our business through two reportable operating segments: Satellite and Space Communications and Terrestrial and Wireless Networks. Our Satellite and Space Communications segment designs, builds and supports a variety of sophisticated communications equipment that is designed to meet or exceed the highest standards for performance and quality by businesses and governments worldwide. Our Terrestrial and Wireless Networks segment is a leading provider of the hardware, software, and solutions critical to any modern 911 public safety and mobile network operator ("MNO”) infrastructure, as well as for applications services requiring the specific location of a mobile user's geospatial position. Comtech's mission is to connect communities around the world, including those in underserved areas, and for providing critical services for all, such as 911 emergency communications. We make Connections That Matter®.
Questions and Answers
What is the purpose of the Annual Meeting?
At the Annual Meeting, our stockholders will be asked to consider and act upon the following matters:
•Proposal No. 1 – Election of three (3) directors to serve until the 2023 annual meeting of stockholders (the “2023 Annual Meeting”) and until their successors are duly elected and qualified;
•Proposal No. 2 – Approval (on an advisory basis) of the compensation of the Named Executive Officers;
•Proposal No. 3 – Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the 2023 fiscal year;
•Proposal No. 4 – Approval of the Amended and Restated 2000 Stock Incentive Plan (the “2000 Plan”) to increase the number of shares of our Common Stock available under the 2000 Plan;
•Proposal No. 5 – Approval of the Third Amended and Restated Comtech Telecommunications Corp. 2001 Employee Stock Purchase Plan to increase the number of shares issuable under the ESPP; and
•Transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
What does our Board of Directors recommend?
The Board of Directors unanimously recommends that you vote on your proxy card as follows, whether or not you plan to attend the Annual Meeting:
•Proposal No. 1 – FOR the election of all the Company’s director nominees: Ken Peterman, Wendi B. Carpenter, and Mark Quinlan, to serve as members of the Company’s Board of Directors until the Company’s 2023 Annual Meeting;

2022 Proxy Statement 3

ABOUT THE PROXY STATEMENT

•Proposal No. 2 – FOR the proposal to approve (on an advisory basis) the compensation of the Named Executive Officers;
•Proposal No. 3 – FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2023;
•Proposal No. 4 – FOR the approval of the Amended and Restated 2000 Stock Incentive Plan
to increase the number of shares of our Common Stock available under the 2000 Plan; and
•Proposal No. 5 – FOR the approval of the Third Amended and Restated Comtech Telecommunications Corp. 2001 Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares issuable under the ESPP.
Who may attend the Annual Meeting?
We will be hosting the Annual Meeting live via the Internet rather than in person. Our Board annually considers the appropriate format of our Annual Meeting and concluded that a virtual meeting would best safeguard the health and safety of stockholders, employees and directors this year.
You are entitled to participate in the Annual Meeting only if you were a holder or joint holder of Common Stock or Series A Convertible Preferred Stock (“Preferred Stock”) as of the close of business on the record date, November 17, 2022 (the “Record Date”), or you hold a valid proxy for the Annual Meeting. A stockholder can listen to and participate in the Annual Meeting live via the internet at www.virtualshareholdermeeting.com/CMTL2022.
Who is entitled to vote at the Annual Meeting?
Only stockholders of record at the close of business on November 17, 2022, the Record Date for the Annual Meeting, are entitled to receive notice of and vote at the Annual Meeting. The Company urges all stockholders to vote their shares in advance of the Annual Meeting, whether or not they plan to attend online. You will need the control number included on your proxy card or voting instruction form provided by your bank or broker in order to be able to vote your shares or submit questions. If you encounter any difficulties accessing the Annual Meeting via the Internet during the meeting time, please call the technical support number that will be available at www.virtualshareholdermeeting.com/CMTL2022.
Why are you conducting a virtual-only Annual Meeting?
We are conducting this year’s Annual Meeting entirely online because a virtual meeting is more cost effective for both the Company and stockholders who wish to attend, while supporting the health and well-being of the participants at the Annual Meeting. In addition, the virtual meeting format provides our stockholders with expanded access to the Annual Meeting, providing stockholders who would not otherwise be able to attend the meeting the opportunity to do so. Like our prior in-person and virtual annual meetings, we will provide our stockholders with ample opportunity to ask questions or provide comments.

2022 Proxy Statement 4

ABOUT THE PROXY STATEMENT

How many shares are outstanding? What constitutes a quorum?
At the close of business on November 17, 2022, the Record Date for the Annual Meeting, 27,775,309 shares of Common Stock were outstanding and eligible to vote at the Annual Meeting and 100,000 shares of Preferred Stock were issued and outstanding and eligible to cast 4,473,141 votes at the Annual Meeting, which number is equal to the number of whole shares of Common Stock into which the holders’ shares of Preferred Stock could be converted on the Record Date, as if the shares of Preferred Stock were convertible on the Record Date. Holders of Preferred Stock are entitled to vote with the holders of our Common Stock as a single class on all of the proposals that will be submitted to stockholders at the Annual Meeting.
Business may not be conducted at the Annual Meeting unless a quorum is present. Under our By-Laws, a majority of the issued and outstanding shares of the capital stock of the Company entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of stockholders. “Abstentions” and “Withhold” votes are counted as shares present and entitled to vote at the Annual Meeting for purposes of determining whether a quorum is present and broker non-votes will be counted toward a quorum.
What are the voting rights of stockholders? How many votes do I have?
Holders of our Common Stock are entitled to one vote per share owned on each matter that is properly brought before the Annual Meeting and on which our common stockholders are entitled to vote. Holders of our Preferred Stock are entitled to vote with the holders of our Common Stock as a single class on all of the proposals that will be submitted to stockholders at the Annual Meeting. For the purpose of voting on the proposals at the Annual Meeting, holders of Preferred Stock are entitled to the number of votes equal to the number of whole shares of Common Stock into which the holder’s shares of Preferred Stock could be converted on the Record Date, as if the shares of Preferred Stock were convertible on the Record Date.
Cumulative voting is not permitted in the election of directors.
Why am I receiving this proxy statement?
We provided you this proxy statement because you were a holder of our Common Stock or Preferred Stock as of the Record Date, and the Board, on behalf of the Company, is soliciting your proxy to vote your stock on all matters scheduled to come before the Annual Meeting. By completing, signing, dating and returning the enclosed proxy card or voting instruction form, or by submitting your proxy and voting instructions via the Internet or by telephone, you are authorizing the proxy holders to vote your shares of our Common Stock or Preferred Stock at the Annual Meeting as you have instructed.
What is a proxy?
A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Our Board has designated Ken Peterman, Yelena Simonyuk and Nancy Stallone as the Company’s proxies for the Annual Meeting.

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ABOUT THE PROXY STATEMENT

What if I have shares registered in my name AND also have shares in a brokerage account? How do I vote my shares?
Shares that you hold in street name are not included in the total number of shares set forth on your proxy card. Your broker, bank or other nominee provides you instructions on how to vote those shares on the enclosed voting instruction form.
How do stockholders vote?
If your shares are held directly in your own name, and you received printed or electronic copies of the proxy materials, you may vote your shares by proxy in advance of the Annual Meeting using the control number included on your proxy card or voting instruction form provided by your bank or broker in order to be able to vote your shares. Whether or not you plan to participate in the Annual Meeting, we urge you to vote by doing one of the following:

Vote via the Internet: You can vote your shares via the Internet by going to the website address for Internet voting indicated on your proxy card, www.proxyvote.com.
Vote by Telephone: You can vote your shares by calling the phone number indicated on your proxy card at any time and following the recorded instructions.
Vote by Mail: You can vote your shares by mail by completing, signing, dating and returning your proxy card in the postage-paid envelope provided.
If you are a beneficial owner, or you hold your shares in “street name,” please follow the instructions provided by your bank, broker or other holder of record with respect to voting your shares.
Stockholders may also vote by ballot while attending the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be available at www.virtualshareholdermeeting.com/CMTL2022. However, we still encourage all stockholders to vote their shares in advance of the Annual Meeting, in case they are unable to attend the Annual Meeting for any reason.
Your vote is very important. If you have any questions about how to vote your Comtech shares, require any assistance voting your shares, or need additional copies of the proxy materials, please contact Comtech’s proxy solicitor:
Innisfree M&A Incorporated
Stockholders in the U.S. and Canada May Call Toll-Free: (877) 456-3510
From Other Locations Please Call: +1 (412) 232-3651
Banks and Brokers May Call Collect: (212) 750-5833
If a stockholder gives a proxy, how are the shares voted?
The shares represented by any proxy card that is properly executed and received by the Company prior to or at the Annual Meeting will be voted in accordance with the specifications made on the card, whether it is returned by mail, telephone or Internet.

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ABOUT THE PROXY STATEMENT

If you sign and return your proxy card, but do not give voting instructions, your shares will be voted by the persons named as proxies on your proxy card on each matter in accordance with the recommendation of the Board of Directors or, if no recommendation is made by the Board of Directors, in the discretion of the proxies. You may mark instructions with respect to any or all of the nominees in Proposal 1. The Company’s proxies named on the proxy card are Ken A. Peterman, Chairman, President and Chief Executive Officer (“CEO”) of Comtech, Yelena Simonyuk, Chief Legal Officer (“CLO”) of Comtech, and Nancy Stallone, Treasurer and Corporate Secretary of Comtech.
Under the rules that govern brokers and nominees who have record ownership of shares that are held in “street name” for account holders (who are the beneficial owners of the shares), brokers and nominees generally have discretionary authority to vote such shares on routine matters, but not on other matters. Accordingly, brokers and nominees will not have discretionary authority to vote on the following matters at the 2022 Annual Meeting:
•The election of members to our Board of Directors;
•The advisory vote on the compensation of the Named Executive Officers;
•The approval of the Amended and Restated 2000 Stock Incentive Plan to increase the number of shares of our Common Stock available under the 2000 Plan; and
•The approval of the Third Amended and Restated Comtech Telecommunications Corp. 2001 Employee Stock Purchase Plan to increase the number of shares issuable under the ESPP.
Since the proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year (Proposal No. 3) is a matter that is considered “routine,” your broker will have discretionary voting authority with respect to Proposal 3 pursuant to applicable rules governing brokers and nominees.
If a broker or nominee has not received voting instructions from an account holder and does not have discretionary authority to vote shares on a particular item, a “broker non-vote” occurs.
It is possible that matters other than those described in this Proxy Statement may be brought before stockholders at the Annual Meeting. Since we did not have notice of any other matter before the deadlines set forth in our Third Amended and Restated By-Laws (“By-Laws”), the proxies will vote your shares on the matter as recommended by the Board of Directors or, if no recommendation is given, the proxies will vote your shares in their discretion. In any event, the proxies will comply with the rules of the Securities and Exchange Commission (“SEC”) when acting on your behalf on a discretionary basis.
Our Board is not aware of any matters that are expected to come before the Annual Meeting other than those described in this proxy statement. If any other matter is presented at the Annual Meeting upon which a vote may be properly taken, shares represented by all proxy cards received by the Company will be voted with respect thereto at the discretion of the persons named as proxies on the enclosed proxy card.

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ABOUT THE PROXY STATEMENT

What is a universal proxy? Will it be used in connection with the Annual Meeting?
The SEC recently adopted Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), commonly referred to as the “universal proxy rules.” Under the SEC’s new universal proxy rules, which became effective September 1, 2022, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice of such intent to the Company in accordance with the requirements set forth in Rule 14a-19. On September 16, 2022, Acacia Research Corporation submitted notice to the Company of its intent to nominate up to four directors for election at the Annual Meeting. The notice was subsequently withdrawn. Therefore, the universal proxy rules do not apply to this solicitation.
How are proxies changed or revoked?
You may change any vote by proxy or revoke a proxy before it is exercised by submitting a duly executed later-dated proxy card by mail, telephone or via the Internet, by participating in the virtual Annual Meeting and voting by ballot, or by filing with the Secretary of Comtech a notice of revocation. If you hold shares through a bank or brokerage firm, you must contact that bank or brokerage firm to revoke any prior voting instructions with respect to such shares. Participation in the Annual Meeting will not by itself constitute revocation of a proxy; you must actually vote your shares at the Annual Meeting to revoke a previously-given proxy.
Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone as instructed on your proxy card “FOR” all of the director nominees under Proposal 1 and “FOR” Proposals 2, 3, 4 and 5.
What should I do if I receive more than one proxy card or other sets of proxy materials from the Company?
If your shares are held in more than one account, you will receive more than one proxy card, and in that case, you can and are urged to vote all of your shares “FOR” all of the director nominees under Proposal 1 and “FOR” Proposals 2, 3, 4 and 5 by signing, dating and returning all proxy cards you receive from the Company in the postage-paid envelope provided. If you choose to vote by telephone or via the Internet, please vote “FOR” all of the director nominees under Proposal 1 and “FOR” Proposals 2, 3, 4 and 5 using each proxy card you receive to ensure that all of your shares are voted. Only your latest dated proxy for each account will count. Please sign each proxy card exactly as your name or names appear on the proxy card. For joint accounts, each owner should sign the proxy card. When signing as an executor, administrator, attorney, trustee, guardian or other representative, please print your full name and title on the proxy card.
If you have any questions or need assistance voting, please contact our proxy solicitor, Innisfree M&A Incorporated. Stockholders may call toll-free at (877) 456-3510. Brokers and banks may call collect at (212) 750-5833.

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ABOUT THE PROXY STATEMENT

What vote is required to approve each item?
Proposal No. 1: Election of three directors to serve until the 2023 Annual Meeting and until their successors are duly elected and qualified. Pursuant to our By-Laws, directors will be elected at the Annual Meeting using a majority of votes cast standard. This means that in order to be elected, the votes cast for each nominee’s election must exceed the votes cast against such nominee’s election. You may vote “For,” “Against,” or “Abstain” with respect to each nominee for election under this proposal. Abstentions and broker non-votes are not considered votes cast on this proposal and will have no effect on the outcome of the vote on this proposal.
Proposal No. 2: Approval (on an Advisory Basis) of the Compensation of the Named Executive Officers. In order to be approved on an advisory basis, this proposal must receive the affirmative vote of a majority of the shares of capital stock of the Company present in person or represented by proxy at the meeting and voting thereon. You may vote “For,” “Against,” or “Abstain” with respect to this proposal. Abstentions and broker non-votes are not considered votes cast on this proposal and will have no effect on the outcome of the vote on this proposal.
Proposal No. 3: Ratification of Appointment of Independent Registered Accounting Firm. The ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the 2023 fiscal year will require the affirmative vote of a majority of the shares of capital stock of the Company present in person or represented by proxy at the meeting and voting thereon. You may vote “For,” “Against,” or “Abstain” with respect to this proposal. Abstentions and broker non-votes are not considered votes cast on this proposal and will have no effect on the outcome of the vote on this proposal. Since this proposal is a matter that is considered "routine," your broker will have discretionary voting authority with respect to Proposal 3 pursuant to applicable rules governing brokers and nominees.
Proposal No. 4: Approval of the Amended and Restated 2000 Stock Incentive Plan to increase the number of shares of our Common Stock available under the 2000 Plan. The approval of the Amended and Restated 2000 Stock Incentive Plan to increase the number of shares of our Common Stock available under the 2000 Plan will require the affirmative vote of a majority of the shares of capital stock of the Company present in person or represented by proxy at the meeting and voting thereon. You may vote “For,” “Against,” or “Abstain” with respect to this proposal. Abstentions and broker non-votes are not considered votes cast on this proposal and will have no effect on the outcome of the vote on this proposal.
Proposal No. 5: Approval of the Third Amended and Restated Comtech Telecommunications Corp. 2001 Employee Stock Purchase Plan to increase the number of shares issuable under the ESPP. The approval of the Third Amended and Restated Comtech Telecommunications Corp. 2001 Employee Stock Purchase Plan to increase the number of shares issuable under the ESPP will require the affirmative vote of a majority of the shares of capital stock of the Company present in person or represented by proxy at the meeting and voting thereon. You may vote “For,” “Against,” or “Abstain” with respect to this proposal. Abstentions and broker non-votes are not considered votes cast on this proposal and will have no effect on the outcome of the vote on this proposal.
Other Matters. Approval of any other matter that comes before the Annual Meeting generally will generally require the affirmative vote of a majority of the shares of capital stock of the Company present in person or represented by proxy at the meeting and voting thereon, although a different number of affirmative votes may be required, depending on the nature of such matter.

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ABOUT THE PROXY STATEMENT

How will I be able to participate at the Virtual Annual Meeting?

The virtual Annual Meeting is accessible on any Internet-connected device and stockholders will be able to submit questions and comments and to vote online during the meeting. We believe these benefits of a virtual meeting are in the best interests of our stockholders. In the event of a technical malfunction or other problem that disrupts the Annual Meeting, the Company may adjourn, recess, or expedite the Annual Meeting, or take such other action that the Company deems appropriate considering the circumstances. If you encounter any difficulties accessing the virtual meeting or during the meeting, a toll-free telephone number will be provided to address any questions.

Only holders of our Common Stock and Preferred Stock at the close of business on the record date will be permitted to ask questions during the Annual Meeting. If you wish to submit a question, on the day of the Annual Meeting, you may log into the virtual meeting platform at www.virtualshareholdermeeting.com/CMTL2022, and type your question for consideration into the field provided in the web portal. Stockholders may begin submitting written questions at 9:45 Eastern Time on December 15, 2022. To allow us to answer questions from as many stockholders as possible, we may limit each stockholder to two (2) questions. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped, summarized and answered together.

Where can I find the voting results of the Annual Meeting?
We intend to announce preliminary voting results based on the advice of our proxy tabulatory at the Annual Meeting. We will report voting results based on the Inspector of Election’s final, certified report on a Current Report on Form 8-K that we will file with the SEC as soon as practicable.
If I can’t attend the Annual Meeting, can I vote later?
You do not need to attend the online Annual Meeting to vote if you submitted your vote via proxy in advance of the meeting. Whether or not stockholders plan to attend the Annual Meeting, we urge stockholders to vote and submit their proxy in advance of the Annual Meeting by one of the methods described in the proxy materials.
Any votes submitted after the closing of the polls at the Annual Meeting will not be counted.
Will my shares be voted if I do nothing, or if I do not vote for some of the proposals listed on my proxy card?
If your shares are registered in your name, you must sign and return a proxy card in order for your shares to be voted, unless you vote via the Internet or by telephone, or attend and vote by ballot at the Annual Meeting. If you provide specific voting instructions, your shares will be voted as you have instructed. If you execute your proxy card and do not provide voting instructions on any matter, your shares will be voted in accordance with our Board’s recommendations on that matter. You may mark instructions with respect to any or all of the nominees in Proposal 1. We urge you to vote “FOR” all the director nominees under Proposal 1 and “FOR” Proposals 2, 3, 4 and 5, and sign, date and return the enclosed proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone as instructed on your proxy card, whether or not you plan to attend the Annual Meeting.

2022 Proxy Statement 10

ABOUT THE PROXY STATEMENT

If your shares are held in “street name” (that is, held for your account by a broker, bank or other nominee), you will receive voting instructions from your broker, bank or other nominee. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. If you do not instruct your broker, bank or other nominee how to vote your shares, then, your broker, bank or other nominee will not be able to vote your shares with respect to Proposal 1, Proposal 2, Proposal 4 or Proposal 5. We urge you to instruct your broker, bank or other nominee, by following the instructions on the enclosed voting instruction form, to vote your shares in accordance with our Board’s recommendations on the voting instruction form, whether or not you plan to attend the Annual Meeting.

What happens if the Annual Meeting is adjourned?
Unless a new Record Date is fixed, your proxy will still be valid and may be used to vote shares of our Common Stock at the adjourned Annual Meeting. You will still be able to change or revoke your proxy until it is used to vote your shares.
Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted upon at the Annual Meeting?
No. Delaware law does not provide stockholders any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.
Who can help answer any other question I may have?
If you have any questions or require any assistance with voting your shares, please contact Comtech’s proxy solicitor:
Innisfree M&A Incorporated
Stockholders in the U.S. and Canada May Call Toll-Free: (877) 456-3510
From Other Locations Please Call: +1 (412) 232-3651
Banks and Brokers May Call Collect: (212) 750-5833
Other Business and Information
We have enclosed our Annual Report for fiscal 2022 together with this Proxy Statement. No material contained in the Annual Report is to be considered a part of the proxy solicitation material.
As noted above, it is possible that matters other than those described in this Proxy Statement may be brought before stockholders at the Annual Meeting, although we are not aware of any other such matters at the time of the printing and mailing of this proxy statement. If other matters are properly introduced for action at the Annual Meeting, the persons named on the accompanying proxy card will vote your shares on any such matter as recommended by the Board of Directors or, if no recommendation is given, the proxies will vote your shares in their discretion.
Proxies may be solicited by mail, email, fax, telephone, telegram, and personally by directors, officers and other employees of Comtech who will not receive incremental pay as a result of any potential solicitation. The Company has also engaged Innisfree M&A Incorporated (“Innisfree”) to assist it in connection with soliciting proxies and has agreed to indemnify Innisfree against certain liabilities relating to or arising out of the engagement.

2022 Proxy Statement 11

ABOUT THE PROXY STATEMENT

The Company will request banks, brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to beneficial owners of shares held of record by such persons and obtain their voting instructions. The Company will reimburse such persons at approved rates for their expenses in connection with the foregoing activities.

A complete list of stockholders entitled to vote at the Fiscal 2022 Annual Meeting of Stockholders will be available for inspection beginning November 22, 2022 at the Company’s headquarters located at 68 South Service Road, Suite 230, Melville, New York 11747 and will be available online during the virtual Annual Meeting at www.virtualshareholdermeeting.com/CMTL2022.
Costs of the Solicitation
Proxies may be solicited by mail, email, fax, telephone, telegram, and personally by directors, officers and other employees of Comtech who will not receive incremental pay as a result of any potential solicitation. The Company has also engaged Innisfree M&A Incorporated (“Innisfree”) to assist it in connection with soliciting proxies and has agreed to pay Innisfree a fee not to exceed $20,000, plus reimbursement of expenses. The Company has agreed to indemnify Innisfree against certain liabilities relating to or arising out of the engagement.
The Company will request banks, brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to beneficial owners of shares held of record by such persons and obtain their voting instructions. The Company will reimburse such persons at approved rates for their expenses in connection with the foregoing activities. The cost of soliciting proxies will be borne by Comtech.
Participants in the Solicitation
Under applicable regulations of the SEC, the Company, our directors and certain of our executive officers are “participants” in connection with this proxy solicitation on behalf of the Board of Directors related to the matters to be considered at the 2022 Annual Meeting. For more information about our directors and executive officers, please see their biographical information and professional qualifications beginning on page 20 of this Proxy Statement. Other than the persons described in this Proxy Statement, no regular employees of the Company have been or are to be employed to solicit stockholders in connection with this proxy solicitation. However, in the course of their regular duties, certain administrative personnel may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

2022 Proxy Statement 12

ABOUT THE PROXY STATEMENT

Forward-Looking Statements
Statements in this proxy statement which are not historical in nature are “forward-looking statements” within the meaning of the federal securities laws. These statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “outlook,” “estimate,” “target,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecast,” “mission,” “strive,” “more,” “goal,” or similar expressions and are based upon various assumptions and our experience in the industry, as well as historical trends, current conditions, and expected future developments. However, you should understand that these statements are not guarantees of performance or results and there are a number of risks, uncertainties and other factors that could cause our actual results to differ materially from those expressed in the forward-looking statements, including, among others: cost inflation/deflation and commodity volatility; competition; reliance on third party suppliers; interruption of product supply or increases in product costs; changes in our relationships with customers; our ability to increase or maintain the highest margin portions of our business; effective integration of acquisitions; achievement of expected benefits from cost savings initiatives; fluctuations in fuel costs; economic factors affecting consumer confidence and discretionary spending; our reputation in the industry; labor relations and costs; access to qualified and diverse labor; cost and pricing structures; changes in tax laws and regulations and resolution of tax disputes; governmental regulation; the timing and funding of government contracts; timing of receipt of and our performance on new or existing orders; adjustments to gross profits on long-term contracts; risks associated with international sales; product liability claims; customer claims for indemnification; adverse judgments or settlements resulting from litigation; disruptions of existing technologies and implementation of new technologies; evolving industry standards; changing customer demands and procurement strategies, cybersecurity incidents and other technology disruptions; management of retirement benefits; changes in prevailing economic and political conditions; extreme weather conditions, natural disasters and other catastrophic events; risks associated with intellectual property, including potential infringement; indebtedness and restrictions under agreements governing indebtedness; potential interest rate increases; risks related to the impact of the ongoing COVID-19 outbreak on our business, suppliers, consumers, customers and employees; potential costs associated with stockholder activism; and other factors described in our other filings with the Securities and Exchange Commission.
Incorporation by Reference
To the extent that this proxy statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Exchange Act, the “Audit Committee Report” will not be deemed incorporated unless specifically provided otherwise in such filing, to the extent permitted by the rules of the SEC. Such section shall also not be deemed to be “soliciting material” or to be “filed” with the SEC. Website references and links to other materials are for convenience only, and the content and information contained on or connected to our website is not incorporated by reference into this proxy statement and should not be considered part of this proxy statement or any other filing that we make with the SEC.

2022 Proxy Statement 13

ABOUT THE PROXY STATEMENT

Additional Information
Our Internet website is www.comtech.com, and we make available on our website our filings with the SEC including annual reports, quarterly reports, current reports and any amendments to those filings. We also make announcements regarding company developments and financial and operating performance through our blog, Signals, at www.comtech.com/comtech-signals. We also use our website to disseminate other material information to our investors (on the Home Page and in the “Investor Relations” section). Among other things, we post on our website our press releases and information about our public conference calls and webcasts (including the scheduled dates, times and the methods by which investors and others can listen to those calls and webcasts), and we make available for replay webcasts of those calls and other presentations for a limited time.
We use social media channels to communicate with customers and the public about our Company, our products, services and other issues, and we use social media and the Internet to communicate with investors, including information about our stockholder meetings. Information and updates about our 2022 Annual Meeting have been and will continue to be posted on our website at www.comtech.com in the "Investor Relations" section. The reference to our website address, blog or any other website does not constitute incorporation by reference of any other information contained therein into this Proxy Statement.
The 2022 Annual Meeting may be adjourned from time to time without notice other than by announcement at the virtual Annual Meeting.
Stockholder Proposals and Director Nominations for the Fiscal 2023 Annual Meeting
Eligible stockholders wishing to have a proposal for action by the stockholders at the 2023 Annual Meeting included in our proxy statement pursuant to Rule 14a-8 of the SEC’s proxy rules must submit such proposal at the principal offices of Comtech, and such proposal must be received by us not later than July 21, 2023. The proposal must comply with the SEC rules regarding eligibility for inclusion in our proxy statement, and should be addressed to Comtech Telecommunications Corp., Attention: Corporate Secretary, 68 South Service Road, Suite 230, Melville, NY 11747.
Under our By-Laws, a stockholder nomination for election to our Board of Directors may not be made at the 2023 Annual Meeting unless notice (including all information required under Article II, Section 8 of our By-Laws) is delivered in person or mailed to Comtech and received by us not earlier than August 17, 2023 or later than September 16, 2023; provided, however, that if the 2023 Annual Meeting is not held within 30 days before or after the anniversary date of the 2022 Annual Meeting, such notice must be received not more than 90 days prior to the 2023 Annual Meeting or less than 60 days prior to the 2023 Annual Meeting.
In addition, a stockholder proposal (other than a nomination for election to our Board of Directors or a stockholder proposal that may be made pursuant to Rule 14a-8) may not be made at the 2023 Annual Meeting unless notice thereof (including all information required under Article II, Section 9 of our By-Laws) is delivered in person or mailed to Comtech and received by us not earlier than September 16, 2023 or later than October 16, 2023; provided, however, that if the 2023 Annual Meeting is not held within 30 days before or after the anniversary date of the 2022 Annual Meeting, such notice must be received not more than 90 days prior to the 2023 Annual Meeting or less than 60 days prior to the 2023 Annual Meeting.

2022 Proxy Statement 14

ABOUT THE PROXY STATEMENT

In addition to satisfying the foregoing requirements under our By-Laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 16, 2023.

Under the SEC’s proxy rules, proxies solicited by our Board of Directors for the 2023 Annual Meeting may be voted at the discretion of the persons named in such proxies (or their substitutes) with respect to any stockholder proposal not included in our proxy statement if we do not receive notice of such proposal within the aforementioned dates.
It is suggested that any such stockholder proposals or nominations be submitted to the Company by certified mail, return receipt requested.
Householding
We have previously adopted a procedure approved by the SEC called “householding.” Under this procedure, unless we have received contrary instructions from a stockholder, we satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report to the address of those stockholders. Each stockholder who participates in householding will continue to receive a separate proxy card. This procedure reduces our printing costs, postage fees, and environmental footprint.
If you are currently receiving multiple copies of our proxy solicitation materials, and wish to participate in householding for future annual meetings, or are currently participating in householding and wish to receive separate copies of the proxy materials for the 2022 Annual Meeting or future annual meetings, then please contact the Secretary of the Company by writing to 68 South Service Road, Suite 230, Melville, New York 11747 or calling (631) 962-7000.
We will promptly deliver separate copies of the proxy materials for the 2022 Annual Meeting upon receiving your request. Stockholders who hold their shares in street name should contact their broker, bank or other nominee regarding combined mailings.
Other Business at the Annual Meeting
Our Board of Directors does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to our Board of Directors, no matters are to be brought before the Annual Meeting, except as specified in the Notice of Annual Meeting.
It is possible that matters other than those described in this Proxy Statement may be brought before stockholders at the Annual Meeting. The proxies will vote your shares on any such matter as recommended by the Board of Directors or, if no recommendation is given, the proxies will vote your shares in their discretion.

2022 Proxy Statement 15

STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS
Strategic Growth Investment
As previously announced, on October 18, 2021, the Company entered into a Subscription Agreement (the “Subscription Agreement”) with affiliates of White Hat Capital Partners LP (“White Hat”), an investment firm focused on sustainable value creation in technology companies serving mission-critical applications, and Magnetar Capital LLC (“Magnetar”), a leading alternative investment manager with approximately $13.8 billion of assets under management (collectively, the “Strategic Investors”), relating to the issuance and sale of up to 125,000 shares of Series A Convertible Preferred Stock (as defined above, “Preferred Stock”) for an aggregate purchase price of up to $125 million (the “Preferred Stock Transaction”). The initial issuance of the Preferred Stock Transaction was completed on October 19, 2021 for an initial aggregate purchase price of $100 million.
Pursuant to the Subscription Agreement and the related Certificate of Designations, as long as the Strategic Investors own beneficially and of record at least 50% of the shares of Preferred Stock purchased pursuant to the Subscription Agreement, including any shares of Preferred Stock previously held that were subsequently converted into shares of Common Stock, the Strategic Investors representing at least a majority of the outstanding shares of Preferred Stock will have the right to nominate one person for election to serve on the Board (the “Investor Nominee”). In addition, so long as such condition is met, the Investor Nominee may only be removed by written consent of the Strategic Investors, and any subsequent vacancy in the office of the Investor Nominee (other than vacancies before the initial election and designation of the Investor Nominee) shall only be filled by the written consent of the Strategic Investors and the Company shall cause such Investor Nominee to fill such resulting vacancy.
In support of the Company’s vision and continued transformation, Comtech, White Hat and Magnetar jointly agreed to appoint Mark Quinlan as the Investor Nominee to the Company’s Board of Directors. Mr. Quinlan assumed his role as a director on January 3, 2022.
Table of Principal Stockholders
This table provides the number of shares beneficially owned by principal stockholders who the Company believes beneficially own more than five percent of our outstanding Common Stock or Preferred Stock, as of the date stated in the below footnotes.
The information in this table is based upon the latest filings of Schedule 13G or 13G/A as filed by the respective stockholder with the SEC or upon information provided to us by the applicable stockholder.
We calculate the stockholder’s percentage of the outstanding class assuming the stockholder beneficially owned that number of shares on November 11, 2022.
Unless otherwise indicated below, the stockholder had sole voting and sole dispositive power over the shares.

2022 Proxy Statement 16

STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)	Percent of Voting Power (1)
Common Stock
	BlackRock, Inc. (2) 55 East 52nd Street New York, NY 10055	4,232,550	15.2%	13.1%
	The Vanguard Group (5) 100 Vanguard Blvd. Malvern, PA 19355	1,809,163	6.5%	5.6%
	Dimensional Fund Advisors, L.P. (4) Building One, 6300 Bee Cave Road Austin, TX 78746	1,727,829	6.2%	5.4%
	Cooper Creek Partners Management LLC (3) 501 Madison Ave, Suite 302 New York, NY 10022	1,319,436	4.8%	4.1%
Preferred Stock
	Magnetar Financial LLC (6) (7) 1603 Orrington Avenue, 13th Floor Evanston, IL 60201	100,000	80.0%	11.1%
	Affiliates of White Hat Capital Partners LP (6) (8) 150 East 52nd Street, 21st Floor New York, NY 10022	25,000	20.0%	2.8%
(1)The percentage of beneficial ownership is based on 27,775,309 outstanding shares of Common Stock and 100,000 shares of Preferred Stock as of the Record Date, November 17, 2022. The number of shares of Preferred Stock, if convertible to Common Stock, would represent 4,473,141 shares of Common Stock as of the Record Date and are entitled to that number of votes in the aggregate. The percentage of voting power reflects the number of votes held as of the Record Date on all matters submitted to a vote of our stockholders at the Annual Meeting.
(2)The information is based on a Schedule 13G/A filed by BlackRock, Inc. with the SEC, reporting beneficial ownership as of December 31, 2021. Of the shares reported in the table as beneficially owned, BlackRock, Inc. had sole voting power over 4,179,738 shares and sole dispositive power over all of the shares. The Schedule 13G also discloses that BlackRock Fund Advisors, an affiliate of BlackRock, Inc., is the beneficial owner of more than five percent of the Company's outstanding Common Stock.
(3)The information is based upon a Schedule 13G filed by Cooper Creek Partners Management LLC with the SEC, reporting beneficial ownership as of December 31, 2021. Of the shares reported in the table as beneficially owned, Cooper Creek Partners Management LLC had sole voting power over 1,319,436 shares and sole dispositive power over all of the shares.
(4)The information is based upon a Schedule 13G/A filed by Dimensional Fund Advisors, L.P. with the SEC, reporting beneficial ownership as of December 31, 2021. Of the shares reported in the table as beneficially owned, Dimensional Fund Advisors, L.P. had sole voting power over 1,687,467 shares and sole dispositive power over all of the shares.

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STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS
(5)The information is based upon a Schedule 13G/A filed by The Vanguard Group with the SEC, reporting beneficial ownership as of December 31, 2021. Of the shares reported in the table as beneficially owned, The Vanguard Group had shared voting power over 21,112 shares, sole dispositive power over 1,769,281 shares, and shared dispositive power over 39,882 shares.
(6)Affiliates of Magnetar Financial LLC ("Magnetar Financial") and an affiliate of White Hat Capital Partners LP (i) hold 80,000 and 20,000 shares of Preferred Stock, respectively, which, subject to the following sentences, on an as-converted basis, represents 3,578,513 and 894,628 shares of Common Stock, respectively, subject to adjustments as provided in the Certificate of Designations for the shares of Preferred Stock and (ii) have the option to purchase on or prior to March 31, 2023 20,000 and 5,000 additional shares of Preferred Stock, respectively, which, subject to the following sentences, on an as-converted basis, represents 625,000 and 156,250 shares of Common Stock, respectively, subject to adjustments as provided in the Certificate of Designations for the shares of Preferred Stock. As of September 29, 2022, the shares of Preferred Stock are convertible into shares of common stock at the option of the holders. The terms of the Preferred Stock restrict the conversion of such shares to the extent that, upon such conversion, the number of shares of Common Stock then beneficially owned by the holder and its affiliates and any other person or entities with which such holder would constitute a Section 13(d) “group” would exceed 9.99% of the total number of shares of Common Stock then outstanding (the “Ownership Cap”).
(7)Magnetar Financial shares voting and dispositive power with Magnetar Capital Partners LP, Supernova Management LLC and Alec N. Litowitz with regard to the reported shares. These shares are held for Magnetar Structured Credit Fund, LP, Magnetar Longhorn Fund LP, Purpose Alternative Credit Fund - F LLC, Purpose Alternative Credit Fund - T LLC, and Magnetar Lake Credit Fund LLC (the “Magnetar Funds”). The 80,000 shares of Preferred Stock currently outstanding are held as follows: Magnetar Lake Credit Fund LLC, 35,440 shares; Magnetar Structured Credit Fund LP, 22,080 shares; Purpose Alternative Credit Fund - F LLC, 15,200 shares; Magnetar Longhorn Fund LP, 4,880 shares; and Purpose Alternative Credit Fund - T LLC, 2,400 shares. In addition, as noted above, the Magnetar Funds have the option to acquire up to an additional 20,000 shares of Preferred Stock on or prior to March 31, 2023. Magnetar Financial serves as the investment adviser to the Magnetar Funds, and as such, Magnetar Financial exercises voting and investment power over the Common Stock held for the Magnetar Funds’ accounts. Magnetar Capital Partners LP serves as the sole member and parent holding company of Magnetar Financial. Supernova Management LLC is the general partner of Magnetar Capital Partners LP. The manager of Supernova Management LLC is Alec N. Litowitz. The address of the principal business office of each of Magnetar Financial, Magnetar Capital Partners LP, Supernova Management LLC and Alec N. Litowitz is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201. Magnetar disclaims beneficial ownership of any shares of Common Stock issuable upon conversion of the Preferred Stock to the extent that upon such conversion the number of shares beneficially owned by all reporting persons hereunder, in the aggregate, would exceed the Ownership Cap.
(8)The securities reported herein are held by White Hat Strategic Partners LP. White Hat Strategic Partners LP also holds 247,639 shares of Common Stock, and the aggregate voting power of its shares of Preferred Stock and Common Stock held as of the Record Date is 3.5%. White Hat Capital Partners LP serves as the Investment Manager of White Hat Strategic Partners LP. White Hat Capital Partners GP LLC is the General Partner of White Hat Capital Partners LP. Mark R. Quinlan and David Chanley serve as Managing Members of White Hat Capital Partners GP LLC. White Hat Strategic Partners LP, White Hat Capital Partners GP LLC, Mr. Quinlan and Mr. Chanley each disclaim any beneficial ownership of these securities.

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STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS
Table of Shares Beneficially Owned by Directors and Named Executive Officers
The table below shows the beneficial ownership of our Common Stock of each of our directors, our Chief Executive Officer, our Chief Financial Officer, the three highest paid executive officers, other than our Chief Executive Officer or our Chief Financial Officer, serving at the end of our fiscal year (collectively, the “Named Executive Officers” or “NEOs”) and all current directors and executive officers as a group, as of November 11, 2022.
Unless otherwise indicated, our directors and executive officers had sole voting and sole dispositive power over their shares.

Name	Shares of Common Stock Beneficially Owned on November 11, 2022 (1)	Percent of Class

Non-employee Directors (listed alphabetically):
Wendi B. Carpenter	—	*
Judy Chambers	900	*
Lisa Lesavoy	34,638	*
Mark R. Quinlan	—	*
Dr. Yacov A. Shamash	42,371	*
Lawrence J. Waldman	41,139	*

Named Executive Officers (listed alphabetically):
Michael A. Bondi	81,515	*
Maria Hedden	4,640	*
Fred Kornberg	676,966	2.4%
Ken Peterman	—	*
Michael D. Porcelain	305,861	1.1%
Yelena Simonyuk	3,904	*
Nancy M. Stallone	40,349	*
All current and retiring directors and executive officers as a group (13 persons)	1,232,283	4.4%
_____________________
* Less than one percent
(1)Includes: (i) 900 restricted stock units held by Ms. Chambers, 5,444 restricted stock units held by Ms. Lesavoy, 15,436 restricted stock units held by Dr. Shamash, and 15,704 restricted stock units held by Mr. Waldman; and (ii) the following shares of our Common Stock underlying stock options with respect to which such persons have the right to acquire beneficial ownership within 60 days from November 11, 2022: Dr. Shamash and Mr. Waldman each held 6,000 shares; Mr. Bondi 27,720 shares; Ms. Stallone 6,330 shares; and all current directors and executive officers as a group 46,050 shares. We calculated the percentage of the outstanding class beneficially owned by each person and by the group treating their shares subject to this right to acquire within 60 days as outstanding.

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STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS
Directors and Executive Officers

Name	Principal Occupation	Age	For Term Expiring In	Served As Director Since
Directors nominated by the Company/Board for election at 2022 Annual Meeting:
Ken A. Peterman(1)	Chairman, President and CEO of Comtech	65	2023	2022
Wendi B. Carpenter	Founder and Principal of Gold Star Strategies LLC	66	2023	2022
Mark R. Quinlan	Co-Founder and Managing Partner of White Hat Capital Partners	50	2023	2022
Continuing Directors (in order of expiration of current term):
Lisa Lesavoy	Owner of Lesavoy Financial Perspectives, Inc.	68	2023	2020
Dr. Yacov A. Shamash	Professor of Electrical and Computer Engineering at Stony Brook University	72	2023	2016
Judy Chambers	Managing Principal and a Member of the Board of Meketa Investment Group	51	2024	2021
Lawrence J. Waldman	Non-Executive Chairman of the Board of CVD Equipment Corporation	75	2024	2015
Retiring Director(2):
Fred Kornberg	Consultant position with Company, pursuant to separation agreement	86	-	1971
Named Executive Officers (listed alphabetically):
Michael A. Bondi	Chief Financial Officer	49	-	-
Maria Hedden	Chief Operating Officer	53	-	-
Yelena Simonyuk	Chief Legal Officer	45	-	-
Nancy M. Stallone	Treasurer and Corporate Secretary	62	-	-
(1)Mr. Peterman was appointed to the Board of Directors on May 10, 2022.
(2)Mr. Kornberg has notified the Board of his retirement from the Board effective immediately prior to the 2022 Annual Meeting, and the size of the Board will be accordingly reduced to seven (7) directors, effective as of such time.

Comtech supports the Russell 3000 Board Diversity Disclosure Initiative and has adopted a form of disclosure called the "Board Matrix" which describes the skills, gender, race and ethnicity of the individual members of our Board. We believe that our director nominees collectively provide an appropriate mix of experience and skills relevant to the size and nature of our business.

Comtech's Board Matrix for Continuing Directors is shown below:

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STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

Comtech's Board Matrix for Continuing Directors is shown below:

Continuing Directors	Judy Chambers	Wendi B. Carpenter	Lisa Lesavoy	Ken Peterman	Mark R. Quinlan	Dr. Yacov A. Shamash	Lawrence J. Waldman
Knowledge, Skills and Experience
Academia/Education		•				•	•
Accounting and Audit							•
Corporate Governance	•	•	•	•	•	•	•
Executive Experience	•	•	•	•	•	•	•
Financial	•		•		•	•	•
HR/Compensation		•	•				•
Legal/Regulatory			•				•
Mergers and Acquisitions	•	•		•	•	•	•
Operations		•		•		•	•
Public Company Board Experience	•	•	•			•	•
Risk Management	•	•	•	•	•		•
Strategic Planning/Oversight	•	•	•	•	•	•	•
Technology		•		•	•	•	•
Wireless/Telecomm Industry
•Satellite and Space Communications		•		•	•	•	•
•Terrestrial and Wireless Networks				•		•	•
Demographics
Race/Ethnicity
African American	•
Asian/Pacific Islander
White/Caucasian		•	•	•	•	•	•
Hispanic/Latino
Gender
Male				•	•	•	•
Female	•	•	•
Board Tenure
Years	1	—	3	—	—	6	7

Key metrics of our Continuing Directors are as follows:

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STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

Our Nominees’ Biographies and Director Qualifications Ken Peterman (Chairman, President and Chief Executive Officer)

Mr. Peterman serves as Comtech’s Chairman, President and CEO. Upon joining the Board as an independent director in May 2022, Mr. Peterman was later elected Chairman, and became President and CEO in August 2022. Mr. Peterman has enjoyed a distinguished career as a thought leader and innovator in the challenging aerospace and defense technology sector, successfully leading large, complex, global enterprises to achieve differentiated growth in a variety of diverse market environments. Mr. Peterman has won multiple awards for his innovative leadership, including:

•TEN BEST INNOVATIVE BUSINESS LEADERS: Industry Tech Outlook 2020
•BUSINESSMAN OF THE YEAR: Battlespace Magazine 2018
•GAME CHANGER AWARDEE: Vanguard Magazine 2018
As President, Viasat Government Systems (2013-2021), Mr. Peterman led a global defense business to greater than $1 billion in annual revenue, establishing market leadership in assured high-capacity satellite communications, mobile networking, datalinks, information assurance and cybersecurity, hybrid adaptive networking, and blended air/ground situational awareness. Under Mr. Peterman’s leadership, Viasat built a culture that passionately focused on customer outcomes in unprecedented ways, enabling Viasat to become the fastest organically growing U.S. defense company for six consecutive years.

As President, ITT (and then Exelis) Communications and Electronic Warfare Systems (2007-2013), Mr. Peterman led a global defense and aerospace business of greater than $1 billion in annual revenue. The portfolio included tactical and satellite communications, information assurance and cybersecurity, global positioning systems ("GPS"), electronic protection and counter improvised explosive devices ("IED") systems, and integrated command, control, communications and computer ("C4") systems.

As Founder and CEO of the SpyGlass Group (2012-2022), Mr. Peterman led an innovative thought-leading organization that helped strategically shape aerospace and defense technology trajectories in the mobile networking, cybersecurity and satellite technology sectors. In this role, Mr. Peterman advised small and mid-size businesses, as well as defense and congressional leaders, while simultaneously establishing a highly effective technology incubator that enabled technology start-ups to accelerate their business trajectory across the government and commercial market segments.

A passionate, creative, and visionary leader, Mr. Peterman serves in a variety of advisory positions, helping unleash innovation, create constructive technology disruption, improve customer outcomes and accelerate business and financial growth trajectories.

Mr. Peterman received a Bachelor of Science in Electrical Engineering (high honors) from Tri-State University (now Trine) and completed executive programs at Stanford University Graduate School of Business and Pennsylvania State University.

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STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

Director Qualifications

With his extensive experience with the technology and the industry that Comtech serves, Mr. Peterman brings to our Board technical and operational expertise that would be relevant for growing Comtech’s business into the future. Mr. Peterman currently is a member of the following Committees of the Board of Directors:

•Executive Committee;
•Science and Technology Committee; and
•Strategic Committee

Wendi B. Carpenter
Wendi B. Carpenter is a retired U.S. Navy Rear Admiral (2 star) and a trailblazer of women in Naval Aviation. In October 2011, she completed a distinguished and highly decorated 34-year career, having been the first woman aviator selected to Flag rank. As an aviator, she operated as a mission and aircraft commander in a specialized communications aircraft, deploying with her crew of eighteen throughout the Pacific in support of the nation’s strategic nuclear triad. At more senior ranks, her duty assignments included commanding or serving as deputy in large and complex organizations, often leading thousands of personnel while overseeing worldwide maritime and air operations, logistics (Navy Pentagon), facilities management (Deputy, Navy Region Southeast), and training of strike group and joint forces (Vice Commander SJFHQ, U.S. Joint Forces Command and Deputy, U.S. Second Fleet). She also served in key advisory roles and board positions with private, education, and government organizations and agencies, as well as being heavily involved in developing the Navy’s Strategic Plan (regional and global risk assessment and asset allocation). Her final assignment in the Navy was as “Navy’s Innovator” – the Commander of the Navy Warfare Development Command (NWDC). At the helm of NWDC, she spearheaded the systems development and deployment of unmanned vehicles (air, surface and sub-surface), small satellites, cloud cyber and simulation capability, and other highly sophisticated classified technology innovation. With high level clearances, she oversaw a major R&D budget, partnering closely with NASA, government agencies, the Navy Research Lab, the Warfare Centers, and major university labs to take technology innovation from concept to manufacture. Rear Admiral Carpenter was also often called upon to speak or represent the Navy at key defense industry forums and in coalition and international engagements.
Noted for her work with Women in Aviation International, Women in Sea Services Organization, and the U.S. Institute of Peace, she was also a “right-hand” and advisor to the Navy Chief and Vice Chief of Naval Operations on roadmaps and strategies for women and minority recruitment, retention, and career opportunity.
Rear Admiral Carpenter served as the tenth President of the State University of New York Maritime College from 2011 to 2013 and as Special Envoy for Maritime Matters from 2011 to 2013. She was instrumental in developing a concept for new training ships for the state maritime colleges and initiated the pivotal and foundational legislative engagements which resulted in Congressional funding. Rear Admiral Carpenter served as a Strategic Advisor to the Secretary General World Maritime Organization and World Maritime University Board of Governors, a post graduate research institution in maritime and ocean-related studies, from October 2013 to May 2015.

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STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

Rear Admiral Carpenter is a member of the Board of Advisors of Kokes Marine Technologies LLC, a marine research and component testing and evaluation company. She previously served on the board of directors of SkyWater Technology, Inc. (Nasdaq: SKYT), a United States based semiconductor engineering facility and foundry, where she was Chair of the Compensation Committee and strategic advisor on government sector opportunities. From 2016-2019, she served as a Member of the Affordable Housing Advisory Council to the Federal Home Loan Bank of Atlanta, a United States Federal Home Loan Bank and regularly spoke at forums designed to promote greater opportunity in housing and education for underserved populations. She has also served in various capacities with numerous nonprofit organizations.

Rear Admiral Carpenter holds a Bachelor of Science in Psychology from the University of Georgia, a Master of Arts in International Relations from Salve Regina University, and she is a distinguished graduate of the U.S. Naval War College, with an emphasis in strategic studies. Rear Admiral Carpenter has also completed numerous executive courses in business, organizational transformation, and diplomacy, including the Capstone Program at the National Defense University and the Senior Policy Course at the NATO School.

Rear Admiral Carpenter is the Principal and Founder of Gold Star Strategies LLC, a boutique consulting firm specializing in executive development, governance, strategic planning, fund-raising work with nonprofits, and business development / legislative strategies on behalf of small companies.

Director Qualifications

With her years of experience at senior levels in the U.S. Navy, Rear Admiral Carpenter brings to our Board expertise in dealing with U.S. federal agencies (including, their technology procurement and development needs, as well as their security concerns) and breaking ground for diversity in historically homogenous environments. She meets the independence guidelines established by the Board of Directors and the applicable Nasdaq listing standards, and currently is a member of the following Committees of the Board of Directors:

•    Strategic Committee (Chairperson);
•    Compensation Committee; and
•    Nominating and Governance Committee

During fiscal 2022, Rear Admiral Carpenter also served as a member of the Science and Technology Committee. Rear Admiral Carpenter was appointed to the Board in connection with an agreement entered into between the Company and shareholder Outerbridge Capital Management and its affiliates in December 2021.

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STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

Mark R. Quinlan
Mr. Quinlan is a senior investment professional with more than 20 years of experience in the technology sector.

In 2016, Mr. Quinlan co-founded White Hat Capital Partners, a private investment firm focused on building sustainable value in technology companies serving mission-critical applications. White Hat makes concentrated, value-oriented investments in publicly-traded companies. White Hat constructively partners with its portfolio companies to improve strategy and capital allocation decisions, implement operational efficiencies, and strengthen governance, all with a view to improving corporate competitiveness and creating stockholder value.

Prior to founding White Hat, Mr. Quinlan was Managing Director and Co-Head of the Global Technology Investment Banking Group at Stifel. In addition, he served as a Member of the firm’s Investment Banking Management Committee as well as the Fairness Committee. Mr. Quinlan joined Stifel in 2010 through its merger with Thomas Weisel Partners. Mr. Quinlan joined Thomas Weisel Partners in 2000 from Merrill Lynch and was promoted to Partner in 2006. He joined Merrill Lynch in 1996 following two years with Brown Brothers Harriman & Co.

During his investment banking career, Mr. Quinlan advised numerous corporate boards on a broad range of strategic and corporate finance decisions. He maintains extensive senior executive relationships across the technology, investment management and financial services sectors.

Mr. Quinlan received an A.B. in Economics and a Certificate in Political Economy from Princeton University in 1994.

Director Qualifications

Mr. Quinlan’s brings strategic and corporate finance expertise as well as experience working with technology companies to build shareholder value to our Board of Directors.

He meets the independence guidelines established by the Board of Directors and the applicable Nasdaq listing standards, and currently is a member of the following Committees of the Board of Directors:

•    Compensation Committee (Chairperson); and
•    Strategic Committee

Mr. Quinlan was appointed to the Board in January 2022 in connection with the Subscription Agreement entered into by and among the Company, White Hat and Magnetar, as described in the "Strategic Growth Investment" section beginning on page 16 of this Proxy Statement.

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STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS
Continuing Directors’ Biographies and Director Qualifications

Judy Chambers
Ms. Chambers has been a director of Comtech since August 2021. She serves as a Managing Principal and a member of the Board of Meketa Investment Group, which provides global investment advisory and discretionary outsourced chief investment officer ("OCIO") consultant services with more than 200 clients and assets under advisement of approximately $1.9 trillion. Ms. Chambers works with some of the largest institutional investors in the United States including public pension plans, corporations, endowments, foundations, and insurance companies.
Ms. Chambers focuses on the private equity and infrastructure asset classes and evaluates investment managers that invest in the technology, telecommunications, financial services, infrastructure services and energy sectors. She has authored research on the developing global infrastructure sector. In addition, she has expertise in developing special investment vehicles and diverse and emerging manager programs within private markets for institutional investors. At Meketa, she is a member of the Private Markets Research, Emerging and Diverse Manager, Diversity Leadership and Marketing Committees. In addition, she serves on the limited partner advisory committee for several private equity and venture capital funds.

Previously, Ms. Chambers served as Managing Director and Board Member of Pension Consulting Alliance from 2007 to 2019, prior to its combination with Meketa Investment Group, Ms. Chambers has also held senior roles with Caswell Capital Partners, a merchant bank that served small and middle market sized companies and at Lehman Brothers where she originated and executed transactions in high yield bonds, leveraged loans and bridge financings related to mergers and acquisitions, leveraged buyouts and recapitalizations. Ms. Chambers' completed transactions span various industries including natural resources, media, financial institutions, industrial and consumer services.

Ms. Chambers is dedicated to serving the needs of the poor and is committed to providing educational opportunities to underserved communities. As a result, she served as a member of the Board of Trustees for Community Service Society of New York, an organization that is an advocate for the poor in New York City. Currently, as the chair of the Advisory Board of the Robert Toigo Foundation, Ms. Chambers assists the organization to change the face of finance by providing opportunities to underrepresented talented students. In addition, Ms. Chambers is on the Advisory Board of the Jazz Foundation of America. Ms. Chambers holds a Bachelor of Arts from Duke University and a Master of Business Administration from the Kellogg School of Management at Northwestern University

Director Qualifications

With her extensive experience in corporate finance and in the investment advisory services industry, Ms. Chambers brings to our Board expertise in dealing with regulatory and public authorities in infrastructure projects that would be relevant for 911 related development, structuring acquisitions, addressing institutional investor concerns, focusing on diversity and making financial decisions. She meets the independence guidelines established by the Board of Directors and the applicable Nasdaq listing standards, and currently is a member of the following Committees of the Board of Directors:

•    Nominating and Governance Committee (Chairperson); and
•    Audit Committee

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STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

Lisa Lesavoy

Ms. Lesavoy has been a director of Comtech since March 2020. Ms. Lesavoy is the owner of Lesavoy Financial Perspectives, Inc., a New York City based financial counseling firm which she founded in September 1990. Lesavoy Financial Perspectives, Inc. serves as a family office, advising its clients who are affluent individuals, as well as closely-held businesses, charitable entities, family and charitable trusts, and estates, on strategic planning opportunities to achieve their long-term goals of income and estate tax savings, wealth accumulation and transfer, asset protection, debt structuring and succession planning for business interests.

The company counsels clients on complex financial, tax, investment, debt and insurance strategies in the areas of both corporate planning, including compensation and benefit arrangements, as well as individual planning. It assists its clients to implement its recommendations through a combination of legal arrangements.
Additionally, in her individual capacity, Ms. Lesavoy serves as a Trustee of several family and charitable trusts, and as an Executor, for several of Lesavoy Financial’s clients. Previously, Ms. Lesavoy served as Senior Financial Advisor for E.F. Hutton’s, and, subsequently, Shearson Lehman Brothers' Personal Financial Planning Division, where she was a First Vice President and responsible for the Division’s financial counseling services on the East Coast. Ms. Lesavoy holds a Bachelor of Arts, magna cum laude, from Bryn Mawr College and a JD, cum laude, from Fordham University School of Law. Ms. Lesavoy is a Certified Financial Planner, a designation she earned in 1978, and has been a member of the New York State Bar since 1985.
Director Qualifications
With her extensive experience in the financial services industry and financial counseling, Ms. Lesavoy brings to our Board expertise necessary for Comtech's Compensation Committee’s evaluation of complex compensation issues and our management compensation structure. She meets the independence guidelines established by the Board of Directors and the applicable Nasdaq listing standards, and currently is a member of the following Committees of the Board of Directors:
•Executive Committee (Chairperson); and
•Compensation Committee

During fiscal 2022, Ms. Lesavoy also served as a member of the Nominating and Governance Committee.

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STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

Dr. Yacov A. Shamash

Dr. Yacov A. Shamash has been a director of Comtech since October 2016. He is a professor of Electrical and Computer Engineering at Stony Brook University since 1992 where he is the founder of two NY State Centers of Excellence entrusted with hundreds of millions of dollars in government and industry funding, one in Wireless and Information Technology and another in Advanced Energy Research and Technology. Each center is at the forefront of R&D for critical services in its respective fields, such as cyber security of the electrical grid.

He has previously been charged with supervising incubators for multiple technology companies at Stony Brook University and served as the Vice President for Economic Development, the Dean of Engineering and Applied Sciences and the Dean of the Harriman School for Management and Policy.

Prior to joining Stony Brook University, Dr. Shamash developed and directed the National Science Foundation Industry/University Cooperative Research Center for the Design of Analog/Digital Integrated Circuits (with 12 member companies including Boeing, Motorola and HP) and served as Chairman of the Electrical and Computer Engineering Department at Washington State University. He is a member of the Board of Directors of KeyTronic Corporation and Applied DNA Sciences, Inc. He served as a member of the Board of Directors for the New York State Office of Science, Technology and Academic Research ("NYSTAR") until its merger with the NY Empire State Development Corporation. He has served on the boards of three public companies until their strategic sales. He was a co-Founder of the Long Island Software & Technology Network (“LISTnet”) and the Long Island Angel Network. Dr. Shamash holds a Ph.D. degree in Electrical Engineering from Imperial College of Science and Technology in London, England.

Director Qualifications

With an extensive background in the development of emerging wireless and information technologies, Dr. Shamash brings to our Board an expansive view of those rapidly evolving areas and the potential commercial opportunities for Comtech in that space, which is instrumental to our strategies to both our terrestrial and wireless and satellite and space communications businesses.

Dr. Shamash meets the independence guidelines established by the Board of Directors and the applicable Nasdaq listing standards, and currently is a member of the following Committees of the Board of Directors:

•Science and Technology Committee (Chairperson)
•Audit Committee;
•Executive Committee; and
•Nominating and Governance Committee

During fiscal 2022, Mr. Shamash also served as a member of the Compensation Committee.

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STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

Lawrence J. Waldman (Lead Independent Director)
Mr. Waldman has been a director of Comtech since August 2015 and Lead Independent Director since December 2021. Since his time serving as Audit Committee Chairperson, he has successfully overseen the complex accounting associated with the Company's foreign acquisitions and a change in CFO with no material weaknesses or accounting errors. He currently serves as the non-executive Chairman of the Board and Chairman of the Audit Committee of CVD Equipment Corporation, a technology company listed on Nasdaq that provides custom equipment to commercial, defense and research customers. Mr. Waldman is a member of the board of directors and Lead Independent Director and Audit Committee
Chairperson at APYX Medical, a Nasdaq-listed advanced energy medical technology company. Mr. Waldman has served as Senior Advisor at First Long Island Investors, LLC since 2016 and was previously an Advisor to the accounting firm of EisnerAmper LLP following his role as Partner-in-Charge of Commercial Audit Practice Development for Long Island.

Mr. Waldman served as the Managing Partner of the Long Island office of KPMG LLP from 1994 through 2006, the accounting firm where he began his career in 1972. During his tenure at KPMG, Mr. Waldman served as audit partner to a number of public and privately held technology and defense companies including, Audiovox Corporation, a pioneer in wireless cellular technology and Aeroflex, a manufacturer of test equipment, RF microwave integrated circuits, components and systems used for wireless communications.

Mr. Waldman is currently Chairman of the Board of Directors of the Long Island Association and a member of the boards of directors of the Long Island Angel Network and the Advanced Energy Research Center at Stony Brook University. Through October 21, 2018, Mr. Waldman was a member of the board of directors of Northstar/RXR Metro Income, Inc., an SEC registered non-traded real estate investment trust.

Mr. Waldman has extensive experience serving multi-billion-dollar organizations, including as the current Chairman of the Supervisory Committee of Bethpage Federal Credit Union and previously as the Chairman of the Audit Committee of the State University of New York's (“SUNY”) Board of Trustees, the largest state university system in the United States. Mr. Waldman previously served as Chairman of the Audit and Finance Committee Board of Trustees of the Long Island Power Authority ("LIPA"), the second largest government utility in the United States, and as the Chairman of the Board. Mr. Waldman also served as an adjunct professor at Hofstra University, teaching graduate courses in advanced accounting theory and advanced auditing. Mr. Waldman is a certified public accountant in New York State. He is a member of the American Institute of Certified Public Accountants and the New York State Society of CPAs. Mr. Waldman holds a Bachelor of Science and a Master of Business Administration from Hofstra University in Hempstead, New York.

Director Qualifications

Mr. Waldman has significant experience leading public company boards and as a valued business advisor to both technology and defense companies. His extensive relevant industry and financial and accounting expertise and experience with complex accounting as a member of a variety of public company and civic boards allows him to bring both a pertinent and diverse perspective to our Board.

Mr. Waldman meets the independence guidelines established by the Board of Directors and the applicable Nasdaq listing standards and currently is a member of the following Committees of the Board of Directors:
•    Audit Committee (Chairperson);
•    Compensation Committee;
•    Executive Committee; and
•    Strategic Committee

Mr. Waldman is the only financial expert, as defined by SEC rules, on the Company's Audit Committee.

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STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

Our Other Named Executive Officers (listed in alphabetical order)

Michael A. Bondi

Mr. Bondi has been Chief Financial Officer of Comtech since October 2018. Prior to that, he served as Vice President, Controller of Comtech since January 2004. Prior to joining Comtech, Mr. Bondi served as Assistant Controller at EDO Corporation, which designed and manufactured products for defense, intelligence and commercial markets and provided engineering and professional services. Prior to Comtech and EDO, Mr. Bondi worked at the accounting firm, KPMG LLP, from September 1993 to September 2002. As a Senior Manager at KPMG, Mr. Bondi

served a variety of public and private companies primarily in the technology and defense markets. Mr. Bondi is a certified public accountant in New York State and holds a Bachelor of Business Administration in Accounting from Hofstra University.

Maria Hedden

Ms. Hedden joined Comtech as Chief Operating Officer in March 2022. Prior to joining Comtech, she served as Senior Vice President of Operational Transformation for Leidos, where she was responsible for establishing manufacturing excellence for a multi-billion product portfolio. Ms. Hedden has over 20 years of executive P&L management experience working with some of the largest names in defense and mission-critical communications, including BAE Systems and L3Harris. Ms. Hedden received an MS in Manufacturing Systems from the University of Minnesota and a

BS in Industrial Engineering from Penn State University.

Yelena Simonyuk

Ms. Simonyuk joined the Company as Managing Counsel in May 2019 and was promoted to Chief Legal Officer in September 2022. Prior to that, she was a senior attorney at the law firm of Proskauer Rose LLP, which she joined in 2002. At Proskauer, Ms. Simonyuk provided general counsel and in-house counsel services for public companies in the communications technology, consumer goods and medical supplies industries, and represented public and private companies in a broad range of corporate, commercial, regulatory, compliance and litigation matters. Ms. Simonyuk received her JD from Duke University School of Law and BA from Yale.

Nancy M. Stallone

Ms. Stallone has been Treasurer at Comtech since April 2021. Prior to that she was Vice President of Finance at Comtech since 2006 and Corporate Secretary since 2016. Prior to joining Comtech, Ms. Stallone served in key leadership financial positions including Vice President, Internal Audit at Atkins Nutritionals, Inc. and Chief Financial Officer of North America for Techpack America, Inc., a division of Albéa Group, a global packaging manufacturer and wholesaler. Previously, Ms. Stallone was Senior Manager at the accounting firm, Deloitte & Touche LLP, where she served a number of public and private companies. Ms. Stallone is a certified public accountant in New York State and holds a Bachelor of Science in Accounting from Long Island University and an Executive MBA from St. Joseph's College, where she previously served as an adjunct professor in accounting.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
The Board’s Oversight Role
Our Board of Directors oversees the management of our business, in accordance with Delaware General Corporation Law and our Restated Certificate of Incorporation and By-Laws. Members of our Board of Directors are kept informed of our business through discussions with our CEO and other officers, by reviewing materials provided to them, and by participating in regular and special meetings of our Board of Directors and its committees. The Board and its committees also confer, as needed, with independent financial, executive compensation and other advisors. In addition, to promote open discussion among our non-employee directors, those directors meet in scheduled executive sessions without the participation of any member of management, including our CEO.
Board Refreshment
Our Board’s ongoing process of refreshment has included the retirement of our long-serving directors Edwin Kantor, Ira Kaplan and Robert Paul effective immediately prior to our Fiscal 2021 Annual Meeting in December 2021 and Fred Kornberg effective immediately prior to our Fiscal 2022 Annual Meeting, along with the appointments of new directors Mark Quinlan and Wendi B. Carpenter in January 2022 and Ken Peterman in May 2022. Mr. Peterman also succeeded Mr. Kornberg as Chairman of our Board in July 2022. The size of our Board has been reduced from eight to seven directors, effective immediately prior to our Fiscal 2022 Annual Meeting. These changes in the Board’s composition will have the effect of lowering the average tenure of our independent directors to approximately three years, substantially completing the Board’s multi-year refreshment process.
Over the last three years, our Board has appointed three women as directors. On March 3, 2020, the Board appointed its first female director, Lisa Lesavoy, recognizing among other things her expertise in financial and compensation matters and her diverse perspectives. In July 2021, the Board appointed Judy Chambers as a director, effective August 1, 2021, recognizing among other things her expertise in corporate finance and experience in the investment advisory services industry. On January 3, 2022, the Board appointed Wendi B. Carpenter as a director, recognizing among other things her expertise with the U.S. federal government and its need for technological innovation. Ms. Carpenter was appointed to the Board pursuant to a Cooperation Agreement by and between the Company and Outerbridge Partners, LP, Outerbridge Capital Management, LLC, Outerbridge Partners GP, LLC, Outerbridge Bartleby Fund, LP, Outerbridge Bartleby GP, LLC, and Rory Wallace (collectively, with each of their respective affiliates, "Outerbridge”), dated as of December 16, 2021. The appointments of Ms. Lesavoy, Ms. Chambers, and Ms. Carpenter reflect the Board’s consideration of its needs with respect to director expertise and its commitment to diversity of professional experience, education, skill, gender, race, ethnic or national origin, age and other qualities and attributes.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
In addition, at the Fiscal 2021 Annual Meeting of Stockholders of the Company, stockholders approved the Board’s proposal to amend the Company’s Restated Certificate of Incorporation to phase out the classified Board of Directors of the Company (the "Declassification Amendment”). Previously, our Charter provided for a Board divided into three classes of directors, with each class elected for three-year staggered terms.

In developing the Declassification Amendment proposal, which was approved by our stockholders, the Board, including all members of our Nominating and Governance Committee, considered the widespread preference among investors, particularly in the institutional investor community, for annual elections of all directors on boards. The Board recognizes that many investors believe that the election of directors is the primary means for stockholders to influence corporate governance policies and hold management accountable for implementing those policies. The Board also considered the benefits of classified boards, such as their ability to foster stability and continuity on boards, with respect to long-term planning and in the overall business of a company, in proposing a Declassification Amendment that phases out over several years the classified board structure.

The Declassification Amendment currently in effect in the Company’s Charter provides that our classified Board structure will be phased out beginning at the Fiscal 2022 Annual Meeting, such that from and after the Fiscal 2022 Annual Meeting, all directors who are up for election at an annual meeting of stockholders will be elected to serve for a term of one year and until such directors’ successors are duly elected and qualified or until such directors’ earlier death, resignation or removal. Moreover, the Declassification Amendment provides that (a) directors elected to serve for one-year terms may be removed by stockholders either with or without cause and (b) directors elected to serve for three-year terms prior to the Fiscal 2024 Annual Meeting of stockholders may be removed by stockholders for cause only.

The Declassification Amendment also provides that directors elected to fill any vacancy on the Board, or to fill newly created director positions resulting from an increase in the number of directors, in each case before the 2024 annual meeting of stockholders, would serve the remainder of the term for the class to which they are elected.

Finally, the Declassification Amendment clarifies language that the number of directors that shall constitute the entire Board shall be subject to the rights of holders of a series of preferred stock to elect or appoint one or more directors pursuant to any provisions contained in any certificate of designation creating such series of preferred stock. As discussed in more detail above in this Proxy Statement, pursuant to the Preferred Stock Transaction, our newly created and issued Preferred Stock provides the right to the holders of such stock to designate a member of our Board.
Our Governance Policies and Guidelines
Our Board of Directors has adopted Corporate Governance Policies and Guidelines. These policies and guidelines, in conjunction with the Company’s Restated Certificate of Incorporation and By-Laws, and the charters of the committees of the Board of Directors, form the framework for the governance of the Company.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Recently, our Board of Directors undertook a refreshment initiative meant to ensure all directors share a common vision, upheld by a commitment to effective corporate governance, and delivering increased shareholder value. Highlights of this initiative include:

•updating and refreshing each of the existing Committee charters and Corporate Governance Policies and Guidelines for Fiscal Year 2023;

•creating a new Strategic Committee, led by Independent Director, Ms. Carpenter, a career Navy flag officer, to both provide oversight and act as a sounding board for our CEO as he aims to leverage our terrestrial and wireless expertise with our satellite and space technologies to exploit emerging opportunities arising from the transformation of our global network communications infrastructure;

•reconstituting the Compensation Committee, now led by Independent Director, Mr. Quinlan, to focus on the compensation of all employees, in addition to executives, in order to support the Company’s strategies and policies related to human capital management, including with respect to matters such as diversity and inclusion, employee engagement and talent development; and

•tasking the Nominating and Governance Committee, led by Independent Director, Ms. Chambers, who has focused on developing global infrastructure and access to the underserved in her career in the investment advisory industry, to oversee the Company’s environmental, sustainability and governance efforts, progress and disclosures.

Our Board’s refreshment initiative was a thoughtful and purposeful undertaking to support the various change initiatives either already underway, or being planned, at the Company. The strategic goal is to position our Company to exploit the emerging growth opportunities across our terrestrial and satellite global communications end-markets, by driving improved operational performance, elevating our technology leadership and domain expertise, and accelerating our ability to realize sustainable, differentiated operational performance and growth.

The following is a summary of the key components of our Corporate Governance Policies and Guidelines (which can be found on our web site at https://investor.comtech.com/governance/governance-documents/default.aspx):
•The Board of Directors oversees and provides policy guidance on the business and affairs of Comtech. Among other things, the Board of Directors monitors overall corporate performance. The Board of Directors selects the Chairman of the Board, the Lead Independent Director, the Chief Executive Officer and elects other corporate officers.
•A substantial majority of the directors must be independent within the meaning of independence as established under the rules of the Nasdaq Stock Market.
•Directors should have high professional and personal ethics and values and should have experience in areas of particular significance to the long-term creation of stockholder value.
•Directors must have sufficient time to carry out their duties and limit their service on public company boards to no more than four (inclusive of the Company). All directors should obtain Board approval prior to agreeing to serve on the board of any other public or for-profit company.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

•Each member of our Board of Directors must, at all times, exhibit high standards of integrity and ethical behavior and adhere to our Standards of Business Conduct. We require directors as well as employees to certify in writing on an annual basis that they have read and will abide by such standards.
•Directors must avoid any conflict between their own interests and the interests of the Company in dealing with suppliers, customers, and other third parties, and in the conduct of their personal affairs (including, without limitation, any charitable contributions or any business or nonprofit entity or organization in which the director is a general partner, controlling shareholder, officer, manager, or trustee, or materially financially interested).
•Directors are required to sign a confidentiality agreement that protects the proprietary information that they have access to in connection with the performance of their duties.
•The Board of Directors proposes nominees for consideration each year. Between annual meetings, the Board of Directors may appoint directors to serve until the next annual meeting.
•Any incumbent director who is not re-elected in an election in which majority voting applies shall tender his or her resignation to the Board promptly following certification of the stockholder vote. The Nominating and Governance Committee shall consider the tendered resignation and make a recommendation to the Board as to whether to accept or reject the resignation or whether other action should be taken. The Board shall act on the recommendation and publicly disclose its decision.
•The Nominating and Governance Committee shall review the appropriateness of a Director’s continued service on the Board in light of a significant change in their personal circumstances, including a change in their principal employment, and make a recommendation to the Board as to whether to seek and accept a Director’s offer to tender his or her resignation.
•Unless requested by the Board of Directors to remain, an employee director is expected to resign from the Board of Directors at the time employment terminates.
•The Board of Directors shall hold executive sessions of independent directors as necessary, but at least once a year.
•The Board of Directors shall regularly consider succession plans addressing the potential resignation or unavailability of our CEO and shall regularly consider and discuss with our CEO his plans addressing the potential resignation or unavailability of the executive officers reporting to our CEO. These plans are discussed by the Board of Directors at least annually.
•Directors are encouraged to talk directly to any member of management regarding any questions or concerns the directors may have, and members of senior management are invited to attend Board meetings, as appropriate.
•It is the policy of the Board that as a general matter management should speak for the Company. The Lead Independent Director generally speaks for the Board. Individual directors will only speak with investors, analysts, the press or customers about the Company if expressly authorized by the full Board and in accordance with the policies of the Company.
•The Board of Directors and each committee of the Board has the authority to retain and discharge independent advisors as the Board of Directors and any such committee deems necessary, including the sole authority to approve the advisors’ fees.

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•The Board of Directors and each committee conducts a self-evaluation, including its practices, policies and charters, annually. The Nominating and Governance Committee oversees each such annual self-evaluation.
•Non-employee directors are required to hold an equity ownership interest in Company stock with a market value of at least six times their respective annual cash retainer. Our CEO is required to hold an equity ownership interest in Company stock with a market value of at least three times his annual base salary. All other executive officers are required to hold an equity ownership interest of at least 20,000 shares or shares with a market value of at least two times their respective annual base salary, whichever is less. Until applicable equity ownership guidelines are met, non-employee directors and executive officers are required to hold any shares received from the exercise of stock options or the delivery of shares pursuant to a restricted stock-based award or similar awards issued in fiscal 2011 or later, less the number of shares used for the payment of any related exercise price and applicable taxes.
•The Audit Committee of the Board of Directors maintains guidelines for the review, approval or ratification and disclosure of “related person transactions” as defined by SEC rules.
•The Chairperson of the Nominating and Governance Committee (and if different, our Lead Independent Director) shall receive copies of stockholder communications directed to non-management directors.
Independent Directors
Our Board of Directors is committed to sound and effective corporate governance, the foundation of which is our Board’s policy that a substantial majority of our directors should be independent. Historically, we have only one director who is an employee of the Company (our former Chairman of the Board and former CEO, Mr. Fred Kornberg, who has since been succeeded by now Chairman of the Board, Mr. Ken Peterman, who is also our President and CEO). Mr. Kornberg will remain a member of the Board until immediately preceding the Fiscal 2022 Annual Meeting and continues to serve as a consultant to the Company. Providing a robust governing balance to our combined Chair and CEO leadership structure, Mr. Waldman continues to serve as our Lead Independent Director.

Our Board of Directors has determined that each of our other directors has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and that each otherwise meets the independence requirements of the Nasdaq. Immediately preceding the Fiscal 2022 Annual Meeting, concurrently with Mr. Kornberg’s retirement from the Board at such time, we anticipate that the size of Comtech's Board of Directors will be decreased from eight (8) members to seven (7), six (6) of whom will be independent. The Board of Directors regularly evaluates expanding its size to make room for additional potential candidates with relevant experience that would enhance the Board's performance.
Executive sessions of the independent directors occur without the presence of the CEO and Chairman. The Board believes that executive sessions of the independent directors and the existence of a Lead Independent Director play important roles in the governance structure of Comtech.
In fiscal 2022, the independent directors held four (4) executive sessions. These sessions included discussion on a wide range of strategic matters.

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Board Leadership Structure
The Chairman of the Board is Ken Peterman. Mr. Peterman succeeded Mr. Kornberg as Chairman of the Board in July 2022 and, after a short transition period, succeeded Mr. Porcelain as CEO in August 2022. Mr. Kornberg currently remains on the Board but will retire as a Director immediately preceding the Fiscal 2022 Annual Meeting.
The Chief Executive Officer is responsible for general oversight of our businesses and the various executive management teams that are responsible for our day-to-day operations, and is accountable directly to the full Board of Directors.
Lawrence J. Waldman has served as our Lead Independent Director since the Fiscal 2021 Annual Meeting. The Lead Independent Director presides at meetings of the Board in the absence, or upon the request, of the Chairman; presides at executive sessions of the independent directors with authority to call additional executive sessions or meetings of the independent directors (and communicate with our CEO, as appropriate, concerning matters arising from such executive sessions); approves Board meeting dates and agendas, as well as certain information packages provided to directors, and in consultation with the Chairman and the CEO, recommends matters for the Board to consider; serves as a liaison between independent directors and the members of senior management; and evaluates, along with the members of the Executive Compensation Committee of the Board, the performance of the Company’s CEO.
We believe our overall Board leadership structure has allowed, and will continue to allow, the Board to appropriately perform its oversight functions.
Committees of the Board of Directors
Oversight
In connection with its oversight responsibilities, the Board of Directors has established certain committees, including the Audit Committee, Nominating and Governance Committee, Compensation Committee, Strategic Committee and the Science and Technology Committee, which regularly advise on potential opportunities while assessing the various significant risks that we face. These risks include financial, competitive, operational, compensation-related and technological risks. Any such risk oversight that is not specifically assigned to a Committee comes within the purview of the Audit Committee. The Compensation Committee is responsible for reviewing and assessing potential risk arising from the Company’s compensation policies and practices. The Board (and its various Committees) administers its risk oversight responsibilities through our CEO, COO and our CFO who, together with our other NEOs and other management of the Company’s operating subsidiaries, review and assess the operations of the businesses as well as management's identification, assessment and mitigation of the material risks affecting our operations. The Board (and its various Committees) also periodically engages outside advisors who help assess risk.
Nominating and Governance
The Nominating and Governance Committee is responsible for, among other things, identifying and evaluating candidates for election as members of our Board of Directors, reviewing matters concerning corporate governance policy, including responding to any stockholder concerns about corporate governance, overseeing the Board of Directors and committee self-evaluations that are conducted annually, developing and overseeing an orientation program for new directors and a continuing education program for all directors, and overseeing the Company’s environmental, sustainability, and governance efforts, progress, and disclosures.

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In seeking and evaluating prospective members of our Board of Directors, our Nominating and Governance Committee considers the nature and scope of our business activities and the capacity of our Board of Directors to provide oversight and positive contributions in areas of particular significance to the long-term creation of stockholder value. Areas of experience and capability that our Nominating and Governance Committee particularly believes should be represented on our Board of Directors include operational, financial reporting, finance, governance, technology expertise and experience related to our business.
The Nominating and Governance Committee identifies nominees first by evaluating the current members of the Board of Directors willing to continue in service. If any member of the Board does not wish to continue in service, or if the Nominating and Governance Committee or the Board of Directors decides not to re-nominate a member for re-election, the Nominating and Governance Committee will identify the required skills, background and experience of a new nominee, taking into account prevailing business conditions, and will source relevant candidates and present candidates to the Board of Directors. In connection with the identification of possible new directors, the Nominating and Governance Committee seeks diversity of professional experience, education, skill, gender, sexual orientation, race, ethnic or national origin, age and other qualities and attributes as compared to the current Board members. These factors are important as a diverse Board can provide different perspectives to Board discussions and decisions. As such, when an open position of the Board is available, the Board is committed to having a diverse selection of candidates prior to the selection of the final candidate.
In evaluating director candidates, the Nominating and Governance Committee generally considers the following factors:
•our needs in relation to the particular competencies and experience of our other directors;
•the knowledge, skills and diverse backgrounds of candidates;
•familiarity with our business and businesses similar or analogous to ours; and
•financial acumen and corporate governance experience.
Our Nominating and Governance Committee also believes that individual candidates should demonstrate high levels of commitment, adequate availability to actively participate in our Board of Directors’ affairs, and high levels of integrity, ethics and sensitivity to current business and corporate governance trends. Before recommending a candidate to our Board of Directors, all members of our Nominating and Governance Committee will participate in interviews with the candidate and our Nominating and Governance Committee will seek to arrange meetings between the candidate and other members of our Board of Directors. Candidates are typically identified by our Board of Directors, including with the assistance of a global search firm experienced in director candidate searches. Our Nominating and Governance Committee will consider individuals recommended by stockholders. A stockholder who wishes to recommend a candidate for consideration by the Nominating and Governance Committee should do so in writing addressed to the Nominating and Governance Committee Chairperson at Comtech Telecommunications Corp., 68 South Service Road, Suite 230, Melville, NY 11747 or ComtechBoard@comtech.com. Candidates recommended by stockholders will be considered according to the same standards of perceived Comtech need and potential individual contribution as are applied to candidates from other sources.

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Our Board of Directors has determined that each member of our Nominating and Governance Committee meets the independence requirements of Nasdaq. Our Nominating and Governance Committee’s Charter and our Corporate Governance Policy and Guidelines are available on our website at www.comtech.com, under the link for “Board of Directors” in the “Investor Relations” section. During fiscal 2022, our Nominating and Governance Committee held eight (8) meetings.
Audit
Our Audit Committee functions include assisting the Board in fulfilling its oversight responsibilities relating to (i) the Company’s accounting and financial reporting processes and the audit of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements (including, related risk management), (iii) the qualifications and independence of the Company’s external auditor and (iv) the performance of the Company’s internal auditing function and independent auditor. The Audit Committee engages and discharges our independent registered public accounting firm, and approves services to be performed by such firm and related fees; directs, as necessary, investigations into accounting, finance and internal control matters; reviews the plan and results of audits with our independent registered public accounting firm; oversees our internal audit function; reviewing with management our internal accounting controls; and evaluates related party transactions.
Our Board of Directors has determined that all members of our Audit Committee are qualified to be members of the Committee in accordance with Nasdaq requirements and meet the independence criteria set forth in the rules of the SEC. Our Board of Directors has determined that Mr. Waldman qualifies as an “audit committee financial expert,” as defined by SEC rules, based on his education, background and experience.
Our Audit Committee’s Charter is available on our website at www.comtech.com under the link for “Board of Directors” in the “Investor Relations” section. During fiscal 2022, our Audit Committee held five (5) meetings.
Compensation
Our Compensation Committee (formerly known as, Executive Compensation Committee and referred to throughout this Proxy Statement as the “Compensation Committee”) of our Board of Directors considers and authorizes remuneration arrangements for our executive officers and the compensation policies for all of our employees. The Compensation Committee also constitutes our Stock Option Committee which administers our stock incentive plan. The Compensation Committee determines the terms of performance-based awards for our executive officers and negotiates the terms of any employment-related agreements with our executive officers. In addition, the Compensation Committee monitors the aggregate share usage under our stock incentive programs and potential dilution of our equity-based programs, except with respect to the application of our Company’s 2000 Stock Incentive Plan to non-employee directors, which the Compensation Committee reviews and, with respect to which, may make recommendations to the full Board. The Compensation Committee also reviews the results of any advisory stockholder votes on executive compensation and considers whether to recommend adjustments to the Company’s executive compensation policies and practices in light of such votes.
Starting in Fiscal 2023, the Compensation Committee will review the Company’s strategies and policies related to human capital management, including with respect to matters such as diversity and inclusion, employee engagement and talent development.
From time to time, the Compensation Committee retains executive compensation consulting firms to advise and assist it with respect to certain executive and director compensation matters.

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The Compensation Committee often requests our senior executives to be present at meetings where executive compensation and corporate and individual performance are discussed and evaluated by the Compensation Committee or the Board of Directors. At these meetings and at other times, these executives provide insight, suggestions and recommendations, as requested by the Compensation Committee, regarding executive compensation matters. The Compensation Committee also meets with our CEO to discuss his respective compensation package and his recommendations for other executives, and recommends for approval by the independent Directors the compensation of the CEO, including salary, non-equity incentives and equity-based or other long-term incentive awards, and other compensation and benefits. Ultimately, decisions regarding compensation for our NEOs (other than the CEO) are made by the Compensation Committee.
Only Compensation Committee members vote on decisions regarding executive compensation, and these votes generally take place during the “executive session” portion of the Compensation Committee meetings, when members of management are not present.
Our Board of Directors has determined that each member of the Compensation Committee meets the independence requirements of Nasdaq. The Compensation Committee’s Charter is available on our website at www.comtech.com under the link for “Board of Directors” in the “Investor Relations” section. The Compensation Committee held twenty (20) meetings during the past fiscal year.
Science and Technology
Our Science and Technology Committee was established during fiscal 2017 to assist the Board of Directors with respect to its general oversight of significant scientific and technological aspects of the Company's businesses and operations. The Committee's functions include reviewing the Company's overall technology strategy and effectiveness of its research, development and manufacturing programs; scientific and technological aspects of new product development; receiving management reports on emerging science and technology issues that may impact the Company's overall business strategy; and reviewing the science and technology aspects of significant business development opportunities. Early in 2022, the Science and Technology Committee held several meetings directly with the Company's business units, including their senior engineers, to explore plans and strategy for research and development particularly in connection with the Company's wireless, 911 and defense businesses. Such meetings are invaluable for setting the path for the Company's technology strategy for years to come.
Our Board of Directors has determined that all members of our Science and Technology Committee are qualified to be members of the Committee based on their scientific and technological backgrounds and experience. The Committee Charter is available on our website www.comtech.com under the link for "Board of Directors" in the "Investor Relations" section. During fiscal 2022, our Science and Technology Committee held three (3) meetings.
Strategic Committee
Our Strategic Committee was formed in fiscal 2023 and so had no meetings in fiscal 2022. The primary duties and responsibilities of the Strategic Committee are to (i) provide a forum for in-depth discussion with Company management of strategic plans, long-term goals, business objectives and capital allocation decisions; and (ii) assist and advise on the strategic planning process for the Company and in developing long-term strategic plans for the Company which will maximize stockholder value; including, with respect to market trends, opportunities, risks and competitor activity, potential strategic acquisitions, divestitures, partnerships, joint ventures and business combinations, and strategic investments and other capital allocation decisions.

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Executive
Except as limited by law, our Executive Committee has the authority to act upon all matters requiring Board of Directors approval. In practice, our Executive Committee has been tasked, when necessary, with finalizing the logistics and administrative tasks associated with decisions that have been vetted by the full Board of Directors. During fiscal 2022, the Executive Committee did not hold any meetings.
Attendance
Our Board of Directors has adopted a policy which encourages directors, if practicable and time permitting, to attend our annual meetings of stockholders, either in person, by telephone or by other similar means of live communications (including video conference or webcast). All incumbent directors, who were serving as directors at the time, attended our 2021 Annual Meeting virtually.
Our Board of Directors held thirty-one (31) meetings during fiscal 2022, including regularly scheduled and special meetings.
During fiscal 2022, all of our incumbent directors attended more than 90% of the meetings held by the Board of Directors and all committees on which they served.
Engagement With Stockholders
Both our Board of Directors and our executive management team value stockholders' opinions and feedback. Maintaining an active and ongoing dialogue with our stockholders is consistent with our accountability to our stockholders and our drive to enhance stockholder value. In fiscal 2022, we hired a Head of Investor Relations who serves as the Company’s information conduit and point of contact to the investor community. In addition to actively engaging with investors and potential investors to answer questions and proactively provide information necessary for their analysis, our Head of Investor Relations develops, implements and manages a comprehensive, strategic investor relations program that communicates the Company’s value proposition to all constituents, including analysts and shareholders, and provides an opportunity to hear and discuss investors' concerns. Finally, the Head of Investor Relations regularly briefs our Board of Directors on shareholder engagement so they may act on investor recommendations in a timely manner.

Our stockholder outreach includes post-earnings communications with our CFO and Head of Investor Relations, conference participation by our CEO and CFO, one-on-one and group meetings with our CEO, CFO and Head of Investor Relations and general availability to respond to stockholder inquiries, during which we engage directly with stockholders to hear unfiltered concerns and perspectives that shape our strategy and develop a mutual understanding and trust between our stockholders and our Board of Directors and executive management team.

Our Internet website is www.comtech.com, at which you can find our filings with the SEC, including investor letters, press releases, annual reports, quarterly reports, current reports, and any amendments to those filings.

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We also make announcements regarding company developments and financial and operating performance through our corporate blog, Signals, at www.comtech.com/comtech-signals. We also use our website to disseminate other material information to our investors (on the Home Page and in the "Investor Relations" section). Among other things, we post on our website our press releases and information about our public conference calls (including the scheduled dates, times and the methods by which investors and others can listen to those calls), and we make available for replay webcasts of those calls and other presentations for a limited time.

We also use social media channels to communicate with customers and the public about our Company, our products, services, and other issues, and we use social media and the Internet to communicate with investors, including information about our stockholder meetings. Information and updates about our Annual Meetings will continue to be posted on our website at www.comtech.com in the "Investor Relations" section.

None of the information on our website, blog or any other website identified herein is incorporated by reference in this annual report and such information should not be considered a part of this annual report.
Environmental, Social and Governance (ESG) Commitments
Comtech's mission is to create value for its stakeholders through the design, development and delivery of advanced hardware, software and services to enable critical communications across satellite, terrestrial wireless and public safety networks. Comtech is proud to offer products and solutions that meet the demanding requirements of leading mobile network operators, satellite service providers, public safety systems as well as domestic and foreign military customers.

In March 2022, Comtech made public our decision to donate a pair of COMET troposcatter systems to the Ukrainian Military at the request of the country’s government. Comtech had been previously engaged with the Ukrainian Ministry of Defense to help the country modernize its legacy Soviet-era communications infrastructure. While in the process of finalizing plans to deliver troposcatter solutions to the country, the Russian Army advanced across the country’s borders in February 2022 and – understandably – Ukraine’s defense priorities immediately shifted to weapons and ammunition. Nonetheless, Ukraine would require a secure and reliable way to connect its soldiers to one another, regardless of the operating environment. We were proud to be able to donate a pair of our beyond line-of-sight communications terminals and to subsequently be awarded a Foreign Military Sales ("FMS") contract for 80 COMET terminals, as well as more than a dozen specially-designed CS67PLUS troposcatter radio upgrade kits.

Our stockholders, employees, customers, regulators, and other stakeholders are all increasingly focused on the importance of effective engagement and action on environmental, social, and governance topics. We are committed to conducting our business in ways that are principled, transparent, and accountable. The foundation of these commitments is expressed in our Standards of Business Conduct (described below), which require not only legal compliance, but also broader commitments to address ethical business practices, diversity and inclusion, and human rights.
We also aim to hold ourselves accountable by enhancing our public reporting on our policies, practices, and performance on our website, social media and regulatory filings to provide visibility into how we are meeting our commitments and responsibilities.

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We recognize the need for driving corporate responsibility within our organization, throughout our supplier network and in our communities. To drive this responsibility, we will continue to target sustainability, effective corporate governance, ethical behavior in the workplace and social responsibility, while also updating and enhancing this focus with various initiatives, including several described below. We intend to report on the progress of such initiatives throughout the year.

Environment, Sustainability and Climate Change
As part of our sustainable business model, environmental responsibility is a focus for Comtech. We incorporate environmentally sound business practices and an efficient use of materials across our technological innovation and manufacturing operations and foster environmental awareness among our employees, customers, suppliers and other key stakeholders to help protect our planet.
We are in the process of organizing a company-wide strategic sourcing group that will be accountable for tracking and driving resource reduction targets through resource-efficient manufacturing, a reduction in the use of hazardous substances, as well as the take-back, recycling and reuse of products. As part of this company-wide program, sustainability targets will be considered in connection with other employee performance goals.

We progressed our move and consolidation of our Arizona operations into a new, more efficient and sustainable location. In fiscal 2021, we commenced a 15-year lease for a new 146,000 square foot facility in Chandler, Arizona to support our long-term vision for our Satellite and Space Communications segment. We anticipate that we will substantially complete the relocation of satellite earth station production from our existing Tempe, Arizona facilities to Chandler in the first half of fiscal 2023. The new Chandler facility provides for greater operational efficiency and energy savings compared to our current Tempe facilities. The new site allows for the consolidation of production lines, consolidation of several buildings into one, a new chilled water facility, energy-efficient LED lighting and reduced commuting time for our employees.

We encourage our employees to respect the environment. To reinforce this message, we provide recycling bins at our facilities and encourage employees to use environmentally friendly commuting options such as mass transit (providing company sponsored mass transit cards) and ride share programs. Our IT department has a long-standing practice to reuse and recycle electronic equipment through green (such as, R2 certified and zero landfill policy) vendors to reduce waste. Where appropriate, we also consider work from home arrangements to eliminate commuting altogether. In fiscal 2022, we celebrated Earth Day in our company by encouraging our global employees to participate in environmentally-focused initiatives at work and in their communities.

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Social and Workplace Policies
Commitment to excellence is fundamental to the philosophy of Comtech. This commitment to excellence means that our management and employees share a common set of objectives and benefit from the achievement of those objectives.
•Social Responsibility - We take responsibility for how our products impact communities. As an essential provider of critical wireless communication and location-based solutions to the U.S. government, the emergency 911 community and Mobile Network Operators (“MNOs”) around the world, good citizenship, data security and compliance with laws are priorities for the Company. We encourage our employees to act as role models for social responsibility in both their communities and in the workplace. We are evaluating incentive programs to reward employees for volunteerism. We also are in the process of establishing focused employee committees such as community service, DEIB, and charitable giving. We are intending to drive our employees’ volunteer activities specific to the culture and needs of the communities near our employees.
•Standards of Business Conduct - We have adopted a written Standards of Business Conduct that applies to our Board of Directors, principal executive officer, principal financial officer, principal accounting officer, controller and to all our other employees. These standards are a guide that set our "tone at the top" and help ensure compliance with our high ethical standards. A copy of the Standards of Business Conduct is maintained on our website at www.comtech.com, under the link “Investor Relations.”
oWe have a long-standing reputation for lawful and ethical behavior, a reputation to which our employees and customers, both past and present, have contributed since our beginning. Our reputation is one of our most important assets and so we continue to expand our business on the basis of integrity and trust by upholding ethical standards in all of our activities. These standards apply to all of the Company’s activities in every market that it serves. We expect all our employees and directors to perform their work with honesty, truthfulness, and integrity, and we strive to do business with customers and suppliers of sound business character and reputation.
oOur Standards of Business Conduct reinforce the Company’s ethical climate and provide basic guidelines. Our Board of Directors monitors the Company’s adherence to our Standards of Business Conduct and oversees the Company's performance in ethical business practices, diversity, inclusion, sustainability and employee health and safety.
oComtech’s Standards of Business Conduct defines how we conduct business by providing guidance for situations in which ethical issues may arise. For example, corrupt activities such as bribery is strictly prohibited, while reporting is encouraged through our anonymous third-party OpenLine reporting system.
oAll employees receive training when they start and then annually all employees are required to complete the Standards of Business Conduct certification training.
oTo reinforce and align our executives to such policies, a portion of the operational performance component of our annual incentive compensation program for executives has been tied to satisfying goals of compliance and ethical behavior.

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oWe intend to post on our website, as required, any amendment to, or waiver from, any provision in our Standards of Business Conduct that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and that relates to any element of the standards enumerated in the rules of the SEC.
•Whistleblower Policy - Honesty and integrity are integral to Comtech’s ability to successfully manage and operate our business. We look to our employees to participate in upholding those ideals, by informing management of situations which they believe in good faith violate our Standards of Business Conduct. In order to encourage employees to actively participate in maintaining these ideals, Comtech provides a safe method for the good faith reporting of concerning or questionable activity. The policy provides several alternatives for employees to make reports, including contacting his or her immediate supervisor, local Human Resources team member, local Subsidiary President or the Company’s Corporate Compliance Officer, or by anonymously reporting either by telephone or through a web-based hotline managed by an outside service. Comtech is committed to fairly investigating any allegations made under the whistleblower policy and taking whatever corrective action is determined to be necessary as a result of such an investigation.
•Diversity - With employees and contractors spanning the world, we endeavor to build a diverse workforce to better support our global customer base. We realize that our employees are one of our most valuable assets and believe our success depends on the talent we attract and retain, which is why we are developing our first ever People Strategy. We are passionate about building meaningful employee engagement and happiness in a variety of ways that will be addressed in our People Strategy, including providing a foundation for a diverse, inclusive and equitable workplace where employees feel they belong; developing and promoting talent; supporting a competitive benefits program; and enforcing the importance of our employees’ health, safety and wellness.
oAs a US federal contractor, we are subject to regular audits of our employment practices when hiring, firing, promoting, transferring, or compensating employees. Several of our facilities were in the past year subject to audits by the Office of Federal Contract Compliance Programs, which found no violations or discriminatory practices.
oWe actively recruit minorities, the disabled and veterans. We hire our employees based on their individual skills, qualifications and experience, treating them with respect and dignity. We focus on expanding our diverse workforce by reaching out to institutions promoting the employment of minorities, attending recruiting events aimed at attracting talent of diverse heritage and veteran backgrounds, as well as by considering diversity of our workforce during our talent, promotion, and succession planning.
oWe have also implemented diversity in hiring at the highest levels of Comtech’s leadership, both on our Board of Directors and in our executive management. Through these and other efforts, during fiscal 2022, two additional female executives were hired onto our executive leadership team, including our first female Chief Operating Officer. Three female professionals were also recently appointed to our Board of Directors ("Board") (which currently consists of 37.5% female and 62.5% male Board members). Additionally, in fiscal 2022, a member of our executive leadership team was recognized as an honoree for diversity in business based on such individual's efforts in our organization and the community.

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oOur leadership team identified several company-wide diversity initiatives such as celebrating Black History Month, Asian American Pacific Islander Heritage Month, National Hispanic American Heritage Month, International Women’s Day and Pride Month, where employees and their families are encouraged to participate, celebrate, and showcase their views, culture, and history on our social media and company-wide communication platforms. When unique stories are celebrated, employees feel connected in meaningful ways and support each other to reach our full potential.
oOur Board’s Compensation Committee has been tasked with supporting the Company’s strategies and policies related to human capital management, including with respect to matters such as diversity and inclusion, employee engagement and talent development.
oWe believe in everyone taking responsibility for, and working together to contribute to, Comtech’s success, which is tied to cultivating, fostering and advancing a culture of equity and inclusion.
oWe introduced the role of Chief People Officer to drive diversity, equity, and inclusion efforts and culture across the enterprise.
•Safety and Wellness - We strive to maintain a robust health, safety and wellness program to ensure a healthy work environment, promote workforce resiliency, and enhance business value. We encourage employee participation to identify opportunities for improvement and review and monitor our performance with safety committees on the local level. Local safety committees identify safety programs and ensure completion of all training and target learning objectives. We continue to review our business models to support flexible working arrangements, where possible, to meet the needs of our employees and our business. We continue to review CDC guidelines to monitor safety measures in all facilities in light of the lessons learned during the COVID-19 pandemic. Employee wellness is important to Comtech. All employees and their households have access to an employee assistance program, as well as a health advocate program to help with all aspects of benefits, family life, financial concerns, legal issues and transition to retirement. Assistance is available 365 days per year, 24 hours per day. We rigorously review our benefit and compensation plans to maintain competitive packages that reflect the wellness needs of our workforce and the marketplace. These programs include 401(k) plans, health and welfare benefits, among many others. We support pay equity for all employees within the same geographic area, experience level, and performance standards.
•Harassment-Free Workplace - We are committed to providing a fair and harassment-free working environment. We expect that all relationships among persons in the workplace will be businesslike and free of unlawful bias, prejudice and harassment. It is our policy to promote equal employment opportunities without discrimination or harassment on the basis of race, color, national origin, religion, sex, age, disability, or any other status protected by law. We prohibit and will not tolerate any such discrimination or harassment. Employees are required to read, understand and comply with our nondiscrimination and anti-harassment policies and to promote full compliance, from time to time, employees may be required to attend training.
•Responsible Supply Chain - We select partners and employees according to a goal of implementing a supply chain that is reliable, socially responsible, and sustainable. We implement a screening process of prospective employees, suppliers, vendors, representatives and customers to confirm that we are able to conduct business with them. We will support a new dedicated role, which will focus on strategic sourcing with the best partners in our supply chain including rigorous metrics which will drive and track significant improvements.

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•Data Security - As an important supplier of emergency 911 systems and U.S. government communications systems, we employ sophisticated cybersecurity solutions and controls to help thwart cyberattacks, hacks and breaches of our systems. When new threats or vulnerabilities are identified, we aim to react quickly to prevent and or remedy system compromises. Although no system is foolproof, we believe we appropriately and proactively manage and control vulnerabilities as they arise. Extensive technical controls are employed throughout our physical and virtual infrastructure to reduce the risk of unauthorized access. We employ sophisticated monitoring solutions, manned 24x7, to detect potentially malicious activity, and leverage our advanced incident response capabilities to respond quickly and neutralize potential threats.
•Board Engagement - Given social trends and global initiatives to both monitor and reduce a company’s impact on the environment and to ensure workplace sustainability, health and safety, our Board of Directors is fully committed to a policy of promoting such initiatives. To that end, our Board has established an enterprise-wide ESG task force supervised by our Nominating and Governance Committee.
Communications with Our Board of Directors
Stockholders may communicate with our Board of Directors, our Lead Independent Director or any other individual director by writing to us at Comtech Telecommunications Corp., Attention: Corporate Secretary, 68 South Service Road, Suite 230, Melville, NY 11747 or by sending us a message through our website at https://www.comtech.com/contact-us/.
Director Compensation
The following table provides information regarding the compensation of our outside directors for fiscal 2022. Neither Mr. Kornberg nor Mr. Porcelain received additional compensation in fiscal 2022 for their services as directors and, accordingly, have been excluded from the table. Please see the “Summary Compensation Table – Fiscal 2022” for the compensation received by Messrs. Kornberg and Porcelain with respect to fiscal 2022.
Table of Director Compensation for Fiscal 2022 (1)

Name (2)	Fees Earned or Paid in Cash	Stock Awards (3)	All Other Compensation	Total
Wendi B. Carpenter	$31,644	$72,000	$—	$103,644
Judy Chambers	67,068	120,000	—	187,068
Edwin Kantor	32,842	195,026	—	227,868
Ira Kaplan	20,904	195,026	—	215,930
Lisa Lesavoy	67,438	120,000	—	187,438
Robert Paul	20,842	195,026	—	215,868
Ken Peterman	12,658	31,878	—	44,536
Mark Quinlan	31,644	72,000	—	103,644
Dr. Yacov Shamash	74,815	120,000	—	194,815
Lawrence J. Waldman	97,753	120,000	—	217,753

(1)Ken Peterman, our Chairman, President and CEO, received director compensation prior to appointment as CEO.
(2)Edwin Kantor, Ira Kaplan and Robert Paul retired from the Board immediately before the Company’s 2021 annual meeting of stockholders.

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(3)These amounts represent the aggregate grant date fair value of restricted stock or restricted stock units granted on August 10, 2021 (i.e., shortly after the end of fiscal 2021) in respect of services as a member of the Board, which was calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("FASB ASC Topic 718"). Assumptions used in the calculation of these amounts are discussed in Note 10 to our consolidated audited financial statements for the fiscal year ended July 31, 2022, included in our Annual Report on Form 10-K filed with the SEC on September 29, 2022. At that date, each of our directors received 4,476 restricted stock units, each with a grant date fair value of $26.81. Grants issued to Mr. Quinlan and Ms. Carpenter on January 3, 2022 were calculated using a market close price of $23.96. Grants issued to Mr. Peterman on May 5, 2022 were calculated using a market close price of $12.88. In the case of Messrs. Kantor, Kaplan and Paul, the amounts represent the incremental charge associated with the accelerated vesting of their outstanding equity awards in connection with their retirement from the Board.
(4)At July 31, 2022, Dr. Shamash and Mr. Waldman each held 15,000 outstanding stock options. At July 31, 2022, Mr. Quinlan and Ms. Carpenter each held 3,005 unvested restricted stock units; Ms. Lesavoy held 9,607 unvested restricted stock units; Ms. Chambers held 4,502 unvested restricted stock units; and Mr. Peterman held 2,475 unvested restricted stock units. At July 31, 2022, Dr. Shamash and Mr. Waldman each held 12,814 unvested shares of restricted stock; and Ms. Lesavoy held 4,476 unvested shares of restricted stock. At July 31, 2022, Messrs. Kantor, Kaplan and Paul did not hold any outstanding equity awards with respect to the Company.
Each director received cash for services based on their applicable annual retainer and fees for committees on which they served as outlined in the table below. Annual cash retainers are paid quarterly. Directors may elect to receive fully-vested stock units in lieu of cash retainer amounts. No meeting fees are paid. Directors are reimbursed reasonable expenses for attending meetings. In addition, during fiscal 2022, each non-employee director received a grant of restricted stock units with a grant date fair value of $120,000, pro-rated for partial years of service, which did not change as compared to the grant value of equity awards granted in fiscal 2021.
For fiscal 2022, cash fees for service as a non-employee director were as follows:

	$	Wendi B. Carpenter	Judy Chambers	Fred Kornberg	Lisa Lesavoy	Mark R. Quinlan	Dr. Yacov A. Shamash	Lawrence J. Waldman
Director’s Annual Retainer	50,000	✓	✓		✓	✓	✓	✓
Lead Independent Director Retainer	30,000							✓
Committee Chair Fees
Audit Committee	25,000							✓
Compensation Committee	15,000				✓
Nominating and Governance Committee	7,500		✓
Science and Technology Committee	7,500						✓
Strategic Committee	—					✓
Executive Committee	—				✓
Committee Member Fees
Audit Committee	10,000		✓				✓
Compensation Committee	5,000					✓	✓	✓
Nominating and Governance Committee	2,500	✓			✓		✓
Science and Technology Committee	2,500	✓
Strategic Committee	—				✓		✓	✓
Executive Committee	—						✓	✓

2022 Proxy Statement 47

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Restricted stock units and restricted stock granted to non-employee directors after July 31, 2019 have a vesting period of five years, with 20% of the units or shares subject to the award vesting on each of the first five anniversaries of the grant date, subject to accelerated vesting upon the death of the director or a change-in-control of the Company. Restricted stock units are convertible into shares of Common Stock on a one-for-one basis, generally at the time of termination of service as a director, or earlier in certain circumstances. Stock options granted to non-employee directors in fiscal 2020 have a vesting period of five years, with 20% of the options subject to the award vesting on each of the first five anniversaries of the grant date, subject to accelerated vesting upon the death of the director or a change-in-control of the Company.

2022 Proxy Statement 48

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Discussion and Analysis

This Compensation Discussion & Analysis (“CD&A”) explains our executive compensation program for our named executive officers (“NEOs”) listed below. This CD&A also describes the Compensation Committee’s process for making NEO compensation decisions, as well as its rationale for specific decisions related to the fiscal year ended July 31, 2022.

Name	Principal Position
Michael D. Porcelain	President and Chief Executive Officer
Michael A. Bondi	Chief Financial Officer
Maria Hedden	Chief Operating Officer
Yelena Simonyuk	Chief Legal Officer
Nancy M. Stallone	Treasurer and Corporate Secretary
Fred Kornberg	Former Executive Chairman and CEO

During fiscal 2022 and early fiscal 2023, the Company undertook a program of leadership refreshment and transition resulting in a number of senior leadership changes. Effective December 31, 2021, Michael Porcelain was appointed President and Chief Executive Officer, succeeding Fred Kornberg after approximately 50 years of service to the Company. Mr. Porcelain also became a member of the Board of Directors, effective January 3, 2022. In light of his institutional knowledge and to assist with transition matters, Mr. Kornberg became an advisor to the Company assisting on technology matters and served as non-executive Chairman of the Board of Directors until July 22, 2022, and remained as a member of the Board of Directors until the Fiscal 2022 Annual Stockholder Meeting. Yelena Simonyuk was promoted to Chief Legal Officer in September 2022. In addition, Maria Hedden was appointed as Chief Operating Officer of the Company, succeeding Michael Porcelain, effective as of March 28, 2022. In early fiscal 2023, Michael Porcelain ceased to serve as President and Chief Executive Officer and member of the Board and Ken Peterman was appointed President and Chief Executive Officer. Many of the compensation decisions made in fiscal 2022 were made in connection with the fiscal 2022 management transition. Please see the section entitled “Management Transition Compensation Arrangements” for a discussion of the compensation arrangements entered into in connection with the fiscal 2022 management transition.

2022 Proxy Statement 49

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

Fiscal 2022 Business Highlights

We believe our fiscal 2022 results demonstrate our strong market leadership positions and the resilience of our business. We navigated challenging market conditions and delivered solid financial performance, with consolidated quarterly bookings and net sales growing sequentially throughout the fiscal year. In fiscal 2022:

•Consolidated net sales were $486.2 million.

•Gross margins improved, year-over-year, twenty basis points to 37.0%.

•Bookings were $445.5 million with a company-wide book-to-bill ratio (a measure defined as bookings divided by net sales) of 0.92x.

•Backlog as of July 31, 2022 was $618.1 million (compared to $658.9 million as of July 31, 2021 and $602.3 million as of April 30, 2022). The total value of multi-year contracts that we have received, but which have not been funded and therefore not included in backlog, represent substantial additional future value, giving us revenue visibility to over $1.1 billion as of July 31, 2022. For a definition and explanation of how we calculate "backlog," see pages 11-12 of our Fiscal 2022 Annual Report on Form 10-K, in the section entitled "Item 1. Business - Backlog," filed with the SEC on September 29, 2022.

•On a GAAP basis, we had an operating loss of $33.8 million, a net loss attributable to common stockholders of $43.3 million and a net loss per diluted share of $1.63. Fiscal 2022 GAAP financial results were significantly impacted by CEO transition costs, proxy solicitation costs, restructuring costs, strategic emerging technology costs for next generation satellite technology and COVID-19 related costs. On a Non-GAAP basis, we had an operating loss of $0.7 million, net loss attributable to common stockholders of $3.5 million and net loss per diluted share of $0.13. Despite being impacted by the lingering effects of the COVID-19 pandemic, increased costs due to supply chain disruptions and inflation, and the ongoing conflict between Russia and Ukraine, fiscal 2022 operating results represent substantial improvements as compared to fiscal 2021.

•Adjusted EBITDA (a non-GAAP measure) was $39.3 million, or 8.1% of net sales. Our Adjusted EBITDA margin reflects lower net sales, a general rise in costs due to an inefficient global supply chain, and inflationary pressures, as well as increased investments in R&D. For a definition and explanation of how "Adjusted EBITDA" is calculated as disclosed above, see page 66 of our Fiscal 2022 Annual Report on Form 10-K, filed with the SEC on September 29, 2022.

•Cash flows provided by operating activities were $2.0 million (including payments associated with the CEO transition and settled proxy contest, which aggregated to $15.9 million).

2022 Proxy Statement 50

COMPENSATION DISCUSSION AND ANALYSIS

When evaluating our management team, in addition to the foregoing financial performance, the Compensation Committee considered factors related to the global economic environment, including geopolitical conflicts, increasing inflationary pressures, changes in government spending priorities and adverse supply chain disruptions. The Compensation Committee also weighed the management team’s ongoing commitment to ESG initiatives. In addition, the Compensation Committee considered the executive management team’s commitment to diversity, equity and inclusion.

Our Executive Compensation Practices & Policies

We believe the following practices and policies promote sound compensation governance and are in the best interests of our stockholders and executives:

Our Executive Compensation Practices
✓	Significant percentage of target annual compensation delivered in the form of variable compensation tied to pre-established performance goals
✓	Significant percentage of target annual compensation delivered in the form of equity awards
✓	Performance objectives aligned with the creation of stockholder value
✓	Use of an independent compensation consultant reporting directly to Compensation Committee providing no other services to the Company, as further described below
✓	Double-trigger vesting for equity awards in the event of a change in control under our long-term incentive plan
✓	Robust stock ownership guidelines
✓	Recoupment policy
✓	Annual say-on-pay vote
✓	Limited perquisites
✗	We do not have tax gross-ups
✗	We do not pay dividends or dividend equivalents on unearned performance-based awards under our long-term incentive plan
✗	We do not allow repricing of underwater stock options under our long-term incentive plan without stockholder approval
✗	We do not allow hedging or short sales or pledging of our securities
✗	We do not maintain a defined benefit pension plan

Changes for Fiscal Year 2023

In consultation with the Compensation Committee’s independent compensation consultant, Pearl Meyer & Partners, throughout fiscal year 2022, the Company undertook a holistic, in-depth review of its executive compensation programs and practices and implemented a number of changes effective for fiscal 2023.

The changes are intended to enhance retention, improve alignment with prevailing market and best practices, and strengthen the program’s alignment with stockholder interests. A summary of the major changes and / or considerations related to the program’s governance and practices is provided below.

Formal compensation peer group adopted. To evaluate whether pay levels and plan design are competitive with the market for executive talent, the Compensation Committee approved a 15-company peer group of comparably-sized communications and satellite companies. The newly approved peer group will serve as the primary basis for any market-based compensation studies moving forward and will be reviewed annually for continued appropriateness.

2022 Proxy Statement 51

COMPENSATION DISCUSSION AND ANALYSIS

Annual bonuses to be paid entirely in cash. A review of the practices among the compensation peer group found the practice of paying all or a portion of the annual bonuses in stock to be out of step with market. To offer a more competitive annual cash pay opportunity and improve alignment with market practices, the Compensation Committee is strongly considering settling annual non-equity bonuses in cash beginning with fiscal 2023.
Annual RSU vesting period shortened from 5 years to 3 years. Prior to fiscal 2023, annual RSU grants vested 20% per year over a 5-year vesting period, with the unvested balance generally forfeited if the executive severed their employment for any reason. A review of peer group practices found this practice to be uncompetitive with the market, where the majority practice was 3-year vesting. Based on feedback from the independent compensation consultant, the prior practice of using a 5-year vesting period was a very limited minority practice. In addition, the Compensation Committee also approved a change to the award’s provisions such that employees who are terminated without cause will receive a pro-rated amount of their unvested award balance, based on service through the date of termination. Both of these changes were made to enhance our ability to attract and retain talent.
Annual and long-term incentive plan payout leverage curves adjusted. In order to improve alignment with the interests of our stockholders, payout opportunities for both the short- and long-term incentive plans were adjusted to provide for a greater reduction in payments for below target performance, and a competitive upside in payouts for above target performance.
Relative Total Shareholder Return ("TSR") added as a third performance metric to annual LTPS grant. In line with market practices, and in the spirit of further enhancing alignment with stockholders, long-term performance grants will now include a measurement of TSR relative to the S&P 600 Index.
Response to Say-on-Pay Advisory Vote

At our fiscal 2021 annual meeting, 89.2% of the shares cast were voted in favor of our executive compensation program (referred to as a "say-on-pay" vote). The Compensation Committee believes the highly supportive say-on-pay votes are attributable to the pay-for-performance design of our executive compensation program. After considering the fiscal 2021 “say-on-pay” vote results, the Compensation Committee determined that the Company’s executive compensation philosophies, objectives and compensation elements continued to be appropriate and did not make any changes to the Company’s executive compensation program for fiscal 2022.

What Guides Our Program

Goals and Objectives of Our Executive Compensation Program

The principal goals of our executive compensation program for our NEOs are to help us attract, motivate and retain the talent required to develop and achieve our strategic and operating goals, with a view to maximizing stockholder value.

The Compensation Committee intends for our executive compensation program to support our growth-oriented business strategy by motivating and rewarding management activities that support the creation of long-term stockholder value.

2022 Proxy Statement 52

COMPENSATION DISCUSSION AND ANALYSIS

Our key executive officer compensation objectives are to:

•Attract and retain the key leadership talent required to successfully execute our business strategy;
•Align executive pay with performance, both annual and long-term;
•Create a program that is internally fair and which reflects the relative contribution of each executive officer;
•Strongly link the interests of executives to those of our stockholders and other key constituents;
•Provide for transparency in our executive compensation practices; and
•Administer executive compensation in a cost-effective manner.

Components of Total Direct Compensation

We seek to achieve these goals by placing a major portion of the executives’ total compensation at risk, in the form of annual non-equity incentive awards and long-term equity incentive awards. The Compensation Committee believes that our overall compensation program has resulted in and will continue to result in long-term alignment with the interests of our stockholders.

The principal components of our fiscal 2022 compensation program were cash, annual non-equity incentives, and long-term equity incentives. Annual base salary is provided to provide a fixed, competitive cash component of compensation in order for us to attract and retain executive talent. Annual non-equity incentives are intended to motivate and reward eligible NEOs for their efforts and contributions to our business success, as measured by key financial and operational performance metrics. Restricted stock units, stock units and long-term performance shares create compensation opportunities intended to align management’s long-term interests with those of our stockholders and to promote long-term service. We believe such cash and stock-based compensation components have been critical factors in attracting and retaining key employees and are intended to contribute to a high level of executive commitment to our business success.

2022 Proxy Statement 53

COMPENSATION DISCUSSION AND ANALYSIS

The following table summarizes the components of total direct compensation for fiscal 2022:

Components of Total Direct Compensation
Annual Base Salary	+
Annual Non-Equity
Incentive Awards*

These awards, which may be settled in cash or share units, will be paid only if at least 70% of financial goals and/or certain personal goals are determined to be achieved by the Compensation Committee.

Financial goals for our President and CEO, COO, CFO, Chief Legal Officer and Treasurer, who each have Company-wide responsibilities, are pre-tax profit, free cash flow and Adjusted EBITDA (each, as defined, is a non-GAAP financial metric).

All NEOs, other than our Chairman and CEO, received five specific personal goals.

If 70% of a financial goal is deemed not achieved, the allocated amount of non-equity incentive award for that goal is zero.
		+	Long-Term Equity Incentive Awards Apportioned approximately 50% each to restricted stock units and long-term performance shares	=	Total Direct Compensation

Restricted
Stock Units

Awards vesting ratably over five years (subject to limited exceptions), providing for strong retention and promoting long-term service to the Company, while aligning the interests of executives with those of stockholders.

Long-Term
Performance Shares

These awards are payable within a range of 70% to 200% of target shares if minimum financial goals relating to revenues and Adjusted EBITDA in the three-year performance period are achieved (with partial credit for goal achievement in years one and two).

If 70% of a given financial goal is deemed not achieved, the allocated amount of long-term performance shares is zero in respect of that goal.

Pay Mix
The Compensation Committee has historically utilized a “pay-for-performance” policy in developing and allocating compensation elements between long-term and short-term, and allocating between cash and non-cash compensation. The charts below show the target annual total direct compensation (excluding one-time new hire and promotion grants) of Mr. Porcelain and our other NEOs (excluding Mr. Kornberg) for fiscal 2022. These charts illustrate that a majority of executive compensation is variable (75% for Mr. Porcelain and an average of 45% for our other NEOs, excluding Mr. Kornberg). Due to Mr. Kornberg’s fiscal 2022 transition and the unique nature of his compensation for fiscal 2022 in light of such transition, he is excluded from this chart. Please see the section entitled “Management Transition Compensation Arrangements” for a discussion of the compensation arrangements entered into in connection with the fiscal 2022 management transition.

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COMPENSATION DISCUSSION AND ANALYSIS

100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
75%
25%
45%
55%
CEO
All Other NEOs
Fixed Compensation
Incentive-Based Compensation

When determining individual components of targeted total direct compensation, each NEO’s base salary is set by the Compensation Committee and the remainder of targeted total direct compensation is apportioned approximately 50% to annual non-equity incentive compensation and 50% to long-term equity incentive awards, with the long-term equity incentive award component then apportioned approximately 50% each to restricted stock units and long-term performance shares, both valued at the grant date. With respect to fiscal 2022, the Compensation Committee determined targeted total direct compensation for fiscal 2022 for each Messrs. Porcelain and Bondi and Mses. Simonyuk, Stallone and Hedden after discussions with Mr. Kornberg (or, in the case of Ms. Hedden, after discussions with Mr. Porcelain). Mr. Kornberg was not involved in discussions regarding his own compensation, which was deliberated upon and approved by the independent members of our Board based upon recommendations provided by the Compensation Committee.

NEO	Targeted Total Direct Compensation
Michael D. Porcelain	$3,150,000
Michael A. Bondi	992,250
Maria Hedden	1,000,000
Yelena Simonyuk	482,738
Nancy M. Stallone	509,102
Fred Kornberg	3,528,000

2022 Proxy Statement 55

COMPENSATION DISCUSSION AND ANALYSIS

Mr. Porcelain’s targeted total direct compensation was initially set at $2,205,000 in September 2021 but was increased to $3,150,000 in connection with his promotion to the position of Chief Executive Officer. In approving the increase, the Compensation Committee considered the competitive market, the Company’s historical pay practices and the input of Pearl Meyer. Ms. Hedden’s targeted total direct compensation was set in March 2022 in connection with her appointment as Chief Operating Officer after considering market practices, the compensation paid to Ms. Hedden’s predecessor and the compensation received from Ms. Hedden’s former employer. Ms. Stallone’s targeted total direct compensation was increased by 10.0% in connection with her promotion to Treasurer in fiscal 2021. For all other then-serving NEOs, the Compensation Committee increased total direct compensation by 5.0% in recognition that fiscal 2021 total direct compensation had remained at the same levels since fiscal 2020.

The Decision-Making Process

The Role of the Compensation Committee. The Compensation Committee oversees the executive compensation program for our NEOs. The Compensation Committee is comprised of independent, non-employee members of the Board. The Compensation Committee makes all final compensation and equity award decisions regarding our NEOs, except for the CEO, whose compensation is determined by the independent members of the full Board, based upon recommendations of the Compensation Committee. The Compensation Committee’s responsibilities are specified in its charter, as further described in the “Board of Directors and Corporate Governance—Committees of the Board of Directors” section of this Proxy Statement.

In making decisions regarding our executive officer compensation, Compensation Committee members also draw upon their general knowledge and understanding of what executive officers of other companies are earning, particularly in our industry, using data derived from publicly available information such as other public company SEC filings, published reports on executive compensation and, in the past, the Company’s participation in benchmark studies. Prior to fiscal 2023, the Compensation Committee had not adopted a formal peer group or formal benchmarking policy.

The Role of Management. Members of our management team attend regular meetings where executive compensation, Company and individual performance, and competitive compensation levels and practices are discussed and evaluated. Only the Compensation Committee members are allowed to vote on decisions regarding NEO compensation. The Chairman and CEO reviewed their recommendations pertaining to other executives' pay with the Compensation Committee. Neither the Chairman nor the CEO participated in the deliberations of the Compensation Committee or Board regarding their own compensation. Independent members of the Board make all final determinations regarding the compensation of the Chairman and CEO.

2022 Proxy Statement 56

COMPENSATION DISCUSSION AND ANALYSIS

The Role of the Independent Consultant. During fiscal 2022, the Compensation Committee engaged an independent compensation consultant to provide expertise on management transition, competitive pay practices, program design, and an objective assessment of any inherent risks of any programs. Pursuant to authority granted to it under its charter, the Compensation Committee retained Pearl Meyer & Partners, LLC (“Pearl Meyer”) as its independent consultant. In addition, in connection with the management transition, the Compensation Committee also engaged the Aon Rewards Solutions subdivision of Aon Consulting, Inc. (“Aon”) to advise on certain matters relating to the transition. Pearl Meyer reports, and Aon reported, directly to the Compensation Committee. Pearl Meyer did not provide any additional services to management. An Aon affiliate, Aon Financial Services Group, provides insurance advisory services to the Company. The Compensation Committee has conducted an independence assessment of Pearl Meyer and Aon in accordance with SEC rules and determined that the services rendered by Pearl Meyer and Aon did not raise any conflicts of interest.

2022 Executive Compensation Program in Detail

Annual Base Salary

Base salaries paid to our executive officers are intended to be generally competitive with those paid to executives holding comparable positions at comparably sized companies in our industry. The Compensation Committee reviews base salaries each year and, as appropriate, makes upward adjustments based on the Compensation Committee’s assessment of the executive officer’s individual performance, taking into consideration the operating and financial performance of our operations for which the executive is responsible. The Compensation Committee also considers the budgeted level of merit increases for all employees generally in determining salary adjustments for executive officers.

The Compensation Committee reviews public information regarding competitive levels of salary in our industry but has not established a policy of targeting a particular benchmarked level. The Compensation Committee’s determinations regarding salary reflect a degree of subjectivity and business judgment as to the performance and competitiveness of salary levels for each individual NEO’s position.

The annual salary rates for fiscal 2022 were as follows:

NEO	Salary
Michael D. Porcelain	$780,000
Michael A. Bondi	351,488
Maria Hedden	485,000
Yelena Simonyuk	344,793
Nancy M. Stallone	333,102
Fred Kornberg	865,200

2022 Proxy Statement 57

COMPENSATION DISCUSSION AND ANALYSIS

Mr. Porcelain’s base salary was increased from $540,750 to $780,000 effective as of December 31, 2021 in connection with his promotion to the position of Chief Executive Officer, after considering market factors and the compensation previously paid to Mr. Kornberg. Ms. Hedden’s base salary was established by the Compensation Committee at the time of her hire after considering market practices, the compensation received by Ms. Hedden’s predecessor and the compensation received by Ms. Hedden at her former employer.

Non-equity Incentive Plan Awards

Non-equity incentive plan compensation is intended to motivate our eligible NEOs to achieve annual operating objectives and goals that are designed to enhance long-term stockholder value. Non-equity incentive award opportunities are based on targeted dollar amounts for each eligible NEO and include specified threshold targets (for example, 70% of financial goals must be achieved) and maximum payout levels for each financial goal and are further subject to an aggregate non-equity incentive plan award cap, set as a multiple of the eligible NEO’s annual salary. Non-equity incentive awards may be settled, as determined by the Compensation Committee, in cash or share units.

The fiscal 2022 non-equity incentive award performance goals for each of our participating NEOs as shown in the table below, were established early in the fiscal year (other than Ms. Hedden, whose performance goals were set at the time she commenced employment):

Fiscal 2022 Weighting of Non-Equity Incentive Goals and Total Target and Maximum Amounts Payable (both in dollars)
Goals (as defined)	Michael D. Porcelain	Michael A. Bondi	Maria Hedden	Yelena Simonyuk	Nancy M. Stallone	Fred Kornberg
Pre-tax profit	33.3%	25.0%	25.0%	25.0%	25.0%	33.3%
Adjusted EBITDA	33.3%	25.0%	25.0%	25.0%	25.0%	33.3%
Free cash flow	33.3%	25.0%	25.0%	25.0%	25.0%	33.3%
Five personal goals	-	25.0%	25.0%	25.0%	25.0%	-
Total Percentage	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Total Target Amount	$3,150,000	$992,250	$257,500	$482,738	$509,102	$3,528,000
Maximum Amount	$4,725,000	$1,364,344	$354,063	$663,765	$700,015	$5,292,000

Non-equity incentive awards are subject to the full negative discretion of the Compensation Committee, except that, in the case of Messrs. Kornberg and Porcelain, Mr. Kornberg’s employment agreement in effect prior to his termination of employment and Mr. Porcelain’s employment agreement entered into in connection with his promotion to Chief Executive Officer entitled them to a target annual incentive opportunity that, when combined with their respective base salaries, totaled $3,528,000 and $3,150,000 respectively, and precluded the exercise of negative discretion if the pre-set financial performance goals were achieved. Mr. Porcelain’s employment agreement further provided that, for fiscal 2022, Mr. Porcelain’s non-equity incentive award would be at least $924,380.

2022 Proxy Statement 58

COMPENSATION DISCUSSION AND ANALYSIS

If an executive does not achieve at least 70% for one financial goal and does not meet any of their personal goals (as applicable), the amount payable to the executive is zero. In addition, the maximum payout is the lesser of (i) 1.5 times the financial target plus .25 times target for achievement of five individual goals or (ii) a pre-specified multiple of salary.

The Compensation Committee used pre-tax profits, Adjusted EBITDA and free cash flow as the financial performance goals for the annual non-equity incentive program for fiscal 2022. The Compensation Committee believes that the pre-tax profit measure is an appropriately broad financial measure that does not create distorted incentives that might impel undue risk taking. Likewise, the Compensation Committee believes that Adjusted EBITDA and free cash flow are effective performance metrics because we use these metrics in our business planning (as we do pre-tax profit), and they align our executives’ interests with the creation of long-term stockholder value.

The financial measures – pre-tax profit, Adjusted EBITDA and free cash flow – used under the non-equity incentive plan are non-GAAP measures due to adjustments we make to the corresponding GAAP financial measures. The Compensation Committee believes these adjustments make the performance measures fairer and more accurate as a year-over-year comparison, and the Compensation Committee keeps the probable effects of adjustments in mind in setting the annual target level for these performance metrics.

2022 Proxy Statement 59

COMPENSATION DISCUSSION AND ANALYSIS

The actual fiscal 2022 non-equity incentive goals for each NEO participating in the non-equity incentive plan are illustrated in the below table:

Fiscal 2022 Non-Equity Incentive Goals
Goals (as defined)	Michael D. Porcelain	Michael A. Bondi	Maria Hedden	Yelena Simonyuk	Nancy M. Stallone	Fred Kornberg
Pre-tax profit(1)	$34,000,000	$34,000,000	$11,500,000	$34,000,000	$34,000,000	$34,000,000
Adjusted EBITDA(2)	$73,000,000	$73,000,000	$21,000,000	$73,000,000	$73,000,000	$73,000,000
Free cash flow(3)	$11,000,000	$11,000,000	$(8,000,000)	$11,000,000	$11,000,000	$11,000,000
Personal Goal #1	Not Assigned	Integrate certain IT and reporting systems	Assess and streamline specified U.S. operations	Streamline and centralize legal document storage	Expand depth of corporate treasury team	Not Assigned
Personal Goal #2	Not Assigned	Achieve specified reduction in certain professional fees	Assess and streamline specified foreign operations	Implement company-wide contracts process	Enhance certain treasury processes	Not Assigned
Personal Goal #3	Not Assigned	Successfully retain finance/accounting staff	Assist with meeting facility relocation on time	Update company-wide policies and procedures	Effectively lead ongoing lender relationships	Not Assigned
Personal Goal #4	Not Assigned	Support CEO and President and COO to achieve company-wide initiatives	Support President and CEO to achieve company-wide initiatives	Expand corporate legal team	Expand and improve certain third party forecast tools	Not Assigned
Personal Goal #5	Not Assigned	Maintain a high standard of ethics and compliance	Maintain a high standard of ethics and compliance	Maintain a high standard of ethics and compliance	Maintain a high standard of ethics and compliance	Not Assigned

(1)Pre-tax profit is calculated as GAAP income/(loss) before provision for taxes, adjusted to eliminate certain effects, if applicable, including: (i) stock-based compensation expense, (ii) amortization of newly acquired intangibles with finite lives relating to acquisitions, (iii) adjustments required by the adoption of new accounting standards, (iv) certain costs associated with exit or disposal activities, (v) certain expenses associated with the termination of employees, (vi) goodwill or long-lived asset impairment losses, (vii) expenses incurred in connection with a potential or actual business combination or change-in control matters, (viii) write-off of deferred financing costs, (ix) COVID-19 related costs, (x) strategic emerging technology costs, (xi) proxy solicitation costs, (xii) CEO transition costs and (xiii) any extraordinary items.

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COMPENSATION DISCUSSION AND ANALYSIS

(2)Adjusted EBITDA performance is calculated based on GAAP net income, adjusted to eliminate the income taxes, interest (income) and other, change in fair value of the convertible preferred stock purchase option liability, write-off of deferred financing costs, interest expense, amortization of stock-based compensation, amortization of intangibles, depreciation expense, amortization of cost to fulfill assets, estimated contract settlement costs, settlement of intellectual property litigation, acquisition plan expenses, restructuring costs, COVID-19 related costs, strategic emerging technology costs (for next-generation satellite technology), facility exit costs, CEO transition costs, proxy solicitation costs, strategic alternatives analysis expenses and other items.
(3)Free cash flow is calculated based on our cash flow from operations as defined by GAAP, reduced by the amount paid in cash during the year for capital expenditures by Comtech (or the applicable business operations) for property, plant and equipment (net of write-offs) and, for NEOs with company-wide responsibilities, this figure is increased by the amount of actual payments during the fiscal year related to proxy solicitation and CEO transition costs.

Based on its review of Comtech’s business activity and planning going into fiscal 2022, the Compensation Committee established fiscal 2022 non-equity incentive financial and personal goals at levels designed to be challenging and, to some extent, constituting “stretch” goals at target. Specifically, in establishing goals, among other items, the Compensation Committee considered our long-term strategy, our fiscal 2022 business plan, prior fiscal years’ achievements, known opportunities and our share repurchase and cash dividend program.

The fiscal 2022 pre-tax profit goal for our NEOs remained unchanged as compared to fiscal 2021 goals, the Adjusted EBITDA goal was slightly lower as compared to fiscal 2021, and the free cash flow goal was lower as compared to the fiscal 2021 goal due to the expected higher level of capital expenditures in connection with several recently awarded contracts to deploy and operate next generation 911 services for certain states, including Arizona, Iowa, Pennsylvania and South Carolina and capital investments and tenant improvements in connection with the opening of our two new high-volume technology manufacturing centers in the United Kingdom and Chandler, Arizona. In addition, in determining the fiscal 2022 goals, the Compensation Committee considered fiscal 2021 achievements, the ongoing impact of COVID-19 on us and our customers, supply chain inefficiencies and the impact on our results of the U.S. military's withdrawal from Afghanistan.

Financial goals for our NEOs were based on projected consolidated results. The Compensation Committee believes that personal goals reduce the risk that our annual non-equity incentive program could provide an incentive to favor short-term results over long-term performance, and include a goal aimed at maintaining high standards of business ethics and legal compliance. Prior to his departure, Mr. Kornberg provided significant input on the personal performance goals for Mses. Simonyuk and Stallone, Mr. Bondi and, prior to his promotion to Chief Executive Officer, Mr. Porcelain. In his capacity as Chief Executive Officer, Mr. Porcelain provided input on the personal performance goals for Ms. Hedden. The threshold, target and maximum award payout opportunities established as specified dollar amounts for each of our NEOs are shown in the “Table of Grants of Plan-Based Awards – Fiscal 2022.”

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COMPENSATION DISCUSSION AND ANALYSIS

Our fiscal 2022 Non-GAAP pretax profit and Non-GAAP Adjusted EBITDA did not meet the threshold requirements for payouts to each of our NEOs. In the case of Non-GAAP free cash flow, the performance did not meet the threshold for payouts to each of our NEOs, except for Ms. Hedden whose goals and threshold requirement were established upon her employment start date in March 2022. At the time Ms. Hedden joined the Company, the Compensation Committee established performance goals for the remaining portion of fiscal 2022, with the goals established based on the Company’s forecasted performance at the time. In the case of Ms. Hedden, our Non-GAAP free cash flow exceeded the threshold requirement set for payout. Payouts to NEOs with individual performance goals were also enhanced by their achievement of those goals (such individual performance can contribute from 0% up to 25% of the targeted annual incentive payout), as described in the table below.

As it did in fiscal 2021, the Compensation Committee determined to pay out all or a substantial portion of the NEOs’ fiscal 2022 annual non-equity incentive awards in the form of fully vested share units with the remainder in cash. The delivery of the shares underlying the share units is deferred until the settlement date, which is generally the one year anniversary of the date of grant.

The non-equity incentive awards in fiscal 2022 for each of our participating NEOs are reflected in the “Fiscal 2022 Summary Compensation Table” as “Non-equity incentive plan compensation” and are summarized below:

	Michael D. Porcelain (1)	Michael A. Bondi (2)	Maria Hedden (3)	Yelena Simonyuk	Nancy M. Stallone	Fred Kornberg (4)
	Actual Achievement of Fiscal 2022 Non-Equity Incentive Goals (as defined)
Pre-tax profit	$4,981,461	$4,981,461	$3,608,422	$4,981,461	$4,981,461	$4,981,461
Adjusted EBITDA	$39,263,035	$39,263,035	$13,461,130	$39,263,035	$39,263,035	$39,263,035
Free cash flow	$(1,722,086)	$(1,722,086)	$(9,251,333)	$(1,722,086)	$(1,722,086)	$(1,722,086)
Personal goals	Not Assigned	4 out of 5	4 out of 5	5 out of 5	4 out of 5	Not Assigned
	Actual Amount of Fiscal 2021 Non-Equity Incentive Award
Final non-equity incentive award payable	$924,380	$175,000	$47,096	$17,243	$17,600	$619,115
% of targeted amount	100.0%	54.6%	53.0%	25.0%	20.0%	46.5%
Number of share units issued in payment	—	15,324	4,124	1,510	1,542	—
Value of share units	—	$175,000	$47,096	$17,244	$17,610	—
% of total payout	0.00%	100.0%	100.0%	100.0%	100.1%	0.00%

2022 Proxy Statement 62

COMPENSATION DISCUSSION AND ANALYSIS

(1)Represents the guaranteed amount paid pursuant to the terms of Mr. Porcelain’s employment agreement.
(2)Of this portion, $64,076 represented the payout for the achievement of four of the five individual performance goals and the remaining $110,924 was a discretionary bonus paid in recognition of Mr. Bondi’s individual performance and contributions during the year.
(3)As a result of her mid-year commencement of employment, Ms. Hedden’s non-equity incentive award was pro-rated to reflect the portion of the performance period during which Ms. Hedden was employed by the Company. The values in this table reflect Ms. Hedden’s pro-rated target and actual payments. Ms. Hedden’s actual non-equity incentive award payout was 53.0% of the pro-rated target amount as compared to the actual achievement of 46.1% of the targeted amount. The minimum award was approved by the Compensation Committee on July 28, 2022.
(4)As a result of Mr. Kornberg’s termination of employment prior to the end of the Fiscal 2022 performance, and in accordance with the terms of his change-in-control agreement with the Company, the value of Mr. Kornberg’s annual non-equity incentive award was calculated based upon level of actual achievement of the performance goals applicable to his award through the date of his termination (December 31, 2021), determined in good faith by the Compensation Committee and without the exercise of negative discretion and paid in cash.

Long-term Equity Incentive Awards

In fiscal 2022, the Compensation Committee granted approximately 50% of non-salary total direct compensation to each of our NEOs in the form of long-term equity incentive awards. For each NEO, the long-term equity incentive awards were delivered equally in restricted stock units and in long-term performance shares. The Compensation Committee believes these types of share-based awards align these NEOs’ interests with those of our stockholders. The vesting terms of our equity awards are designed to provide a strong inducement for our executive officers to remain in long-term service with Comtech, and the Compensation Committee believes that the inclusion of long-term performance goals in the performance shares promotes execution of our business strategy.

The targeted dollar amount of compensation allocable to restricted stock units and long-term performance shares was converted into an estimated number of shares based on an estimated grant-date fair value (with rounding applied). The actual dollar value of restricted stock unit and performance share awards to our NEOs in fiscal 2022 are reflected in the “Fiscal 2022 Summary Compensation Table” as “Stock Awards.” The Compensation Committee intended that the two types of awards be granted in approximately equal valued amounts, valuing the long-term performance shares assuming achievement of the target level of performance.

In determining the actual amount of annual grants of long-term equity awards for each respective NEO, the Compensation Committee considered the estimated grant-date fair value of the awards. The Compensation Committee also considered each individual NEO’s past and expected overall performance and his or her potential impact on our future success and held a view toward maintaining aggregate internal pay equity. The Compensation Committee did not alter the level of long-term equity awards based on the built-up value, or absence of built-up value, of previously granted awards, or value realized by executives from previously granted awards. For fiscal 2022, the grant levels for continuing NEOs were relatively consistent with the prior year except for additional grants made in connection with the fiscal 2022 management transition, as discussed further below.

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COMPENSATION DISCUSSION AND ANALYSIS

The long-term performance shares granted in fiscal 2022, if earned, will entitle the recipient to receive shares of the Company’s Common Stock based on achievement of revenue and Adjusted EBITDA goals (equally weighted) for the performance period of fiscal 2022 through fiscal 2024. The Compensation Committee believes that long-term performance shares provide appropriate incentives for management to focus on long-term financial results, and that these performance goals correlate with the value of our Common Stock. The Compensation Committee utilized Adjusted EBITDA as an element in both the Company’s annual non-equity incentive compensation and long-term incentive programs. When designing the Company’s fiscal 2022 executive compensation program, the Compensation Committee evaluated a range of performance metrics for purposes of the Company’s incentive programs and considered input from management and Pearl Meyer. Based on such review, the Compensation Committee determined that Adjusted EBITDA continues to be viewed as a core driver of the Company’s performance and stockholder value creation and should remain a component in both the Company’s annual non-equity incentive compensation and long-term incentive programs. In recognition of the Company’s use of Adjusted EBITDA in both the annual non-equity incentive compensation and long-term incentive programs, the Compensation Committee continued its historical practice of supplementing the primary performance measures under the annual non-equity incentive compensation and long-term incentive programs with additional performance measures in order to strike an appropriate balance with respect to incentivizing top-line growth, profitability, non-financial business imperatives and cash flow generation over both the short-term and long-term horizons.

In order to receive any shares under a long-term performance share award, a NEO must achieve 70% or more of at least one goal. If the performance goals are achieved at a level of 70% of target, the threshold level, the threshold number of long-term performance shares will be earned. A maximum of 200% of the long-term performance shares can be earned for achievement of the performance goals at the 200% or more level.

The fiscal 2022 awards provide for potential payout when at least 70% (and up to 200%) of an individual goal for either the one- or two-year performance periods was met, at which time the number of shares determined based on the achievement of the performance goals for the applicable one- or two-year performance period will be earned.

Long-term performance shares not earned based on one- or two-year performance periods remain earnable based on three-year performance. If performance for the three-year performance period is achieved at a level between the threshold and the target or between the target and the maximum, the payout level is determined through straight-line interpolation (meaning, in this particular scenario, the level of performance for the three-year performance period would be multiplied by the targeted number of shares to determine the number of shares ultimately earned by the participant).

Subject to the participant remaining employed by the Company through the date the Compensation Committee certifies achievement of the performance goals for the full three fiscal year period (the “Final Certification Date”), earned shares will be distributed to the participant at that time, except as provided below.

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COMPENSATION DISCUSSION AND ANALYSIS

In determining specific target levels for long-term performance goals at the beginning of fiscal 2022, the Compensation Committee established revenue and Adjusted EBITDA goals intended to motivate our executive officers to target long-term growth opportunities. The Compensation Committee established goals designed to be challenging at target for fiscal 2022 and applied an annual positive growth factor for each of the years in the three-year performance period for both revenue and Adjusted EBITDA, with achievement weighted 50% for each metric. The specific target levels for long-term performance share goals are not disclosed in this proxy statement because such data is confidential business information, the disclosure of which would result in competitive harm that could have an adverse effect on the Company.

The Compensation Committee believes that the long-term equity awards granted in fiscal 2022 to our continuing NEOs promote the creation of long-term value for stockholders. The number of restricted stock units and long-term performance shares granted in fiscal 2022 to each NEO, and their estimated fair values, were as follows:

Named Executive Officer	Number of Shares of Restricted Stock Units Granted (#)	Target Number of Long-Term Performance Shares Granted (#)	Estimated Fair Value of Awards at Grant Date ($)
Michael D. Porcelain(1)(2)	28,322	28,232	1,445,649
Michael A. Bondi(1)	5,976	5,976	320,433
Maria Hedden (2)	2,833	2,833	88,900
Yelena Simonyuk	1,287	1,287	69,009
Nancy M. Stallone(1)	1,642	1,642	88,044
Fred Kornberg (1)	24,831	24,831	1,331,438

(1)Messrs. Porcelain, Bondi, Kornberg and Ms. Stallone were Qualified Long-Term Employees as of the grant date.
(2)Excludes one-time equity awards with respect to 14,608 shares and 25,494 shares granted to Mr. Porcelain and Ms. Hedden, respectively, in connection with their respective promotions and hire, as well as 24,831 incremental shares granted to Mr. Kornberg based on the company’s performance through December 31, 2021, and the grant to Mr. Kornberg of 52,171 restricted shares in connection with his consulting services. Please see the section entitled “Management Transition Compensation Arrangements” for a discussion of the compensation arrangements, including these new grants, entered into in connection with the fiscal 2022 management transition.

The restricted stock units and long-term performance shares for each of the NEOs (other than certain grants to Ms. Hedden, and to Mr. Porcelain in connection with his promotion to Chief Executive Officer) were granted in early August 2021 with a grant-date fair value per share of $26.81. Ms. Hedden’s restricted stock units and long-term performance shares were granted March 31, 2022, with a grant-date fair value per share of $15.69.

All annual restricted stock units granted to NEOs in fiscal 2022 provided for vesting at 20% per year on the first five anniversary dates of the grant date. The long-term performance shares vest as described above, with any settlement to occur (except in limited circumstances such as death or disability) following the end of the three-year performance period. All equity awards are subject to accelerated vesting in specified circumstances, as further described in the section entitled “Summary and Table of Potential Payments Following a Change in Control or Upon Termination” section of this Proxy Statement.

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COMPENSATION DISCUSSION AND ANALYSIS

On July 31, 2022, the three fiscal-year performance period for the long-term performance shares granted in fiscal 2020 ended. For these awards, for the then-serving NEOs with company-wide responsibilities at the time of the grant, the performance goal for revenues was achieved at 75.8% and the performance goal for Adjusted EBITDA was below the threshold resulting in a performance level achievement of 0%, calculated as described above with respect to the annual incentive program. As such, the aggregate performance level was 37.9% of target (the target revenue goal equaled $2,224,930, with actual performance equal to $1,684,649). Based on these results, the then-serving NEOs (other than Ms. Stallone who did not receive a long-term performance grant in fiscal 2020) received the following shares: Mr. Porcelain – 28,226 shares (determined pursuant to the terms of his change-in-control agreement, calculated as 200% of the target LTIP amount due to his separation from the Company); Mr. Bondi – 2,048 shares; and Ms. Simonyuk – 407 shares.

As of July 31, 2022, based on fiscal 2021 and 2022 performance, long-term performance shares potentially issuable for performance during the fiscal 2021 through fiscal 2023 performance period and the fiscal 2022 through fiscal 2024 performance period have met interim performance goals for the earning of shares as follows: Mr. Porcelain – 103,858 shares (determined pursuant to the terms of his change-in-control agreement, calculated as 200% of the target LTPS amount due to his separation from the Company); Mr. Bondi – 5,891 shares; Ms. Simonyuk – 1,185 shares; and Ms. Stallone – 1,569 shares. Due to her hire date, Ms. Hedden has no outstanding awards of long-term performance shares for the fiscal 2021 through fiscal 2023 performance periods. Long-term performance shares potentially issuable to Ms. Hedden for performance during fiscal 2022 through fiscal 2024 performance periods are 376.

Management Transition Compensation Arrangements

As noted above, during fiscal 2022, there were a number of changes in senior management. The Compensation Committee determined the compensation under the transition compensation arrangements based on its review of the compensation received by the NEO’s predecessor at the Company, the Compensation Committee’s general assessment of market data and, in the case of Ms. Hedden, based on the compensation she received at her prior employer. In addition, Pearl Meyer advised the Company with respect to the compensation of Mr. Porcelain and the Compensation Committee received input from Aon with respect to the transition compensation of Mr. Kornberg.

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COMPENSATION DISCUSSION AND ANALYSIS

Michael Porcelain

On October 14, 2021, the Company announced that Mr. Porcelain would become Chief Executive Officer, succeeding Mr. Kornberg, effective December 31, 2021. In connection with such appointment, Mr. Porcelain entered into an employment agreement with the Company, which was scheduled to expire on December 31, 2024. Pursuant to Mr. Porcelain’s employment agreement, Mr. Porcelain’s annual base salary was set at $780,000, with total compensation (including salary and incentive compensation opportunities) to be no less than $3,150,000 per fiscal year. In addition, for fiscal year 2022, Mr. Porcelain’s non-equity incentive award was to be at least $924,380 and he was granted restricted stock units and long-term performance shares with an aggregate grant date value equal to an amount reflecting the increase in Mr. Porcelain’s total direct compensation in fiscal 2022 to $3,150,000. The RSU grant was scheduled to vest over five-years and the LTPS grant was scheduled to vest over three years, subject to the achievement of performance goals which are the same as Mr. Porcelain’s annual incentive compensation awards for fiscal year 2022. Additionally, Mr. Porcelain received a grant of restricted stock units with a fair market value equal to $350,000, which were scheduled to vest over the next three years on the anniversary of January 3, 2022, subject to certain conditions.

On August 10, 2022, the Company announced the mutually agreed separation of Mr. Porcelain as President and Chief Executive Officer and member of the Board of Directors. The Company entered into a separation agreement with Mr. Porcelain, which reflected the severance amounts payable to Mr. Porcelain for a termination without cause under his employment agreement. Pursuant to the separation agreement, the parties agreed that Mr. Porcelain would receive certain payments and benefits if he executed and did not revoke a release of claims in favor of the Company. In exchange, the Company agreed that all of Mr. Porcelain’s outstanding and unvested stock options and other equity awards (excluding long-term performance share or similar performance-vesting equity awards), would become immediately vested and exercisable (if subject to exercise) and all restrictions on such awards would lapse as of the date of his separation of employment, and further, that Mr. Porcelain’s long-term performance share or similar performance-vesting equity awards would immediately vest at the maximum performance target as described in the applicable award agreement. Pursuant to the separation agreement, the Company was also obligated to pay to Mr. Porcelain a lump sum cash severance payment in the amount of $3,431,552. Additionally, pursuant to the separation agreement, the Company was also obligated to continue Mr. Porcelain’s participation in the Company’s employee medical, dental and vision plans at the Company’s expense for a period of twenty-four (24) months. Further, pursuant to the company-wide severance plan, Mr. Porcelain was also paid five weeks of salary plus an amount equivalent to accumulated but unvested restricted sick time.

2022 Proxy Statement 67

COMPENSATION DISCUSSION AND ANALYSIS

Fred Kornberg

In connection with the appointment of Mr. Porcelain as Chief Executive Officer, Fred Kornberg ceased serving as Chief Executive Officer on December 31, 2021, after approximately fifty years of service to Comtech. Mr. Kornberg continued to serve as Chairman of the Board. As a result of the termination of Mr. Kornberg’s employment, he became contractually entitled to severance payments pursuant to his existing change-in-control agreement. In addition, in connection with his termination of employment, all of Mr. Kornberg’s unvested long-term performance shares became fully, immediately vested at the maximum performance target as described in the applicable award agreement, to be settled at future annual Board certification dates. With respect to the long-term performance shares granted in fiscal 2020, Mr. Kornberg therefore earned 75,740 shares.

On January 3, 2022, the Company entered into a consulting agreement (the “Consulting Agreement”) with Mr. Kornberg, pursuant to which he serves as a Senior Technology Advisor to Comtech. In addition to providing consulting services, Mr. Kornberg also agreed to: (i) comply with the restrictive covenants specified in the Consulting Agreement, (ii) the assignment of his rights to any inventions related to Comtech’s business during his almost fifty years of employment and (iii) the execution of a release of claims against the Company. Under the terms of the Consulting Agreement, Mr. Kornberg is paid a monthly fee equal to the rate of $500,000 annually. In addition, Mr. Kornberg received a grant of restricted stock with a grant date fair value equal to $1,250,000 and is entitled to another restricted stock grant with a grant date fair value equal to $1,000,000 on January 1, 2023. Each restricted stock grant is scheduled to vest 1/12 on the date of grant and in eleven equal monthly installments thereafter. Under certain conditions, the Company is allowed, at its option, to pay cash equal to $1,000,000 in lieu of the restricted stock grant to be issued on January 1, 2023. The initial term of the Consulting Agreement is for two years; however, it may be terminated: (i) by action of the Board, for cause or due to disability, (ii) due to the death of Mr. Kornberg or (iii) by mutual agreement of the Company and Mr. Kornberg.

Subject to the Company exercising an additional one-year consulting term, Mr. Kornberg is also entitled to earn a monthly fee equal to the rate of $500,000 annually, plus an additional restricted stock grant with a grant date fair value of $750,000 with vesting terms similar to those described above.

Mr. Kornberg received no additional compensation for serving as Chairman or a member of the Board of Directors. Mr. Kornberg has retired from the Board of Directors effective immediately preceding the 2022 annual meeting of stockholders.

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COMPENSATION DISCUSSION AND ANALYSIS

Maria Hedden

Ms. Hedden was appointed as the Company’s Chief Operating Officer, effective as of March 28, 2022. Under the terms of Ms. Hedden’s offer of employment, the Compensation Committee established a total direct compensation target of $1,000,000, consisting of a base salary of $485,000, a non-equity incentive target of $257,500, $128,750 of restricted stock units (which vests 20% per year ratably over the next five years) and $128,750 of performance-based restricted stock units covering the three annual fiscal years ending July 31, 2024. The actual amounts for fiscal 2022 were pro-rated based on Ms. Hedden’s start date. In addition, the Compensation Committee granted Ms. Hedden a one-time equity award of restricted stock units with a grant date fair value of $400,000, subject to cliff vesting on the fifth anniversary of the grant date and receipt conditioned upon Ms. Hedden’s continued active employment through the vesting date. Ms. Hedden is eligible to participate in the Company’s broad-based severance plan.

Ken Peterman

Following the conclusion of fiscal 2022, the Company and Mr. Peterman entered into an Employment Agreement (the “CEO Employment Agreement”), which is scheduled to expire on August 9, 2025 and which governs the terms of his employment as Chief Executive Officer of the Company.

The CEO Employment Agreement provides for an initial annual base salary of $750,000, an annual target bonus opportunity equal to 100% of base salary, an annual target grant of $500,000 in restricted stock units (vesting in equal annual installments over three years), an annual target grant of $750,000 in long-term performance shares (vesting on the third anniversary of the grant date based on achievement of performance objectives relating to Adjusted EBITDA, revenue and relative TSR compared to the S&P 600), a one-time grant of 200,000 long-term performance shares eligible to vest upon the achievement of certain stock price targets, and a one-time cash sign-on bonus in the amount of $1,000,000 to be used to purchase shares of the Company’s common stock in open market transactions. Mr. Peterman’s severance benefits are primarily reflected in the CEO Employment Agreement, as he is not a party to a change-in-control agreement (the Company’s change-in-control agreements are described beginning on page 72 of this Proxy Statement).
Other Compensation Policies, Practices and Guidelines

Annual Compensation Risk Assessment

The Compensation Committee is responsible for reviewing and assessing potential risk arising from the Company’s compensation policies and practices. Each year, in conjunction with management, the Compensation Committee conducts a risk assessment of the Company’s compensation policies and practices to ascertain any potential material risks that may be created by the policies and practices. The Compensation Committee considered the findings of the assessment and concluded that the Company’s compensation programs and practices are aligned with the interests of our stockholders, appropriately reward pay for performance, and do not promote excessive or imprudent risk-taking.

Minimum Equity Ownership Guidelines and Mandatory Holding Periods
Our Board of Directors has adopted minimum equity ownership guidelines and related holding requirements for our NEOs and our non-employee directors, which must be achieved during a five-year phase-in period after the NEO or director first becomes subject to the guidelines. The Board believes these guidelines further align our NEOs’ and our non-employee directors’ interests with the interests of our stockholders.

2022 Proxy Statement 69

COMPENSATION DISCUSSION AND ANALYSIS

The minimum equity ownership guidelines for our continuing NEOs and our non-employee directors are as follows:

Title	Minimum Equity Ownership Interest
CEO	3x annual base salary
Non-Employee Directors	6x annual cash retainer
All Other NEOs	Lower of 2x annual base salary or 20,000 shares

Shares owned outright as well as unvested RSUs and performance shares will be considered as ownership under the guidelines; however, unexercised stock options will not be considered to constitute ownership of shares for purposes of the share ownership guidelines.

As of July 31, 2022, all of our continuing NEOs and our non-employee directors held equity positions that met their full applicable guidelines or were within the five-year phase-in period.

Recoupment (“Clawback”) Policy
Our non-equity incentive award payouts and equity awards made to all of our NEOs are subject to a recoupment policy (often referred to as a “clawback” policy). Pursuant to the recoupment policy, under certain circumstances, including if the NEO were to engage in certain activities that would be grounds for termination for cause, if the employee competed with us or if the employee engaged in other specified activities detrimental to us (i) the NEO would be required to forfeit a specified portion of the annual non-equity incentive award, and (ii) the NEO would forfeit all equity awards (whether or not vested) and would be required to repay the Company the full value (if any) of such awards that the NEO received. The foregoing is in addition to the requirement under the Sarbanes-Oxley Act of 2002 of the CEO and CFO to reimburse certain equity-based incentive compensation in the event of certain accounting restatements.

The recoupment policy with respect to the equity awards applies through the date that is the later of (i) one year following the termination of the NEO’s employment, or (ii) one year following the NEO engaging in such activities.

A specified portion of non-equity incentive payouts may also be forfeited if, during the 12 months after payment to the NEO, the NEO voluntarily terminates employment, subject to exceptions in specified circumstances (e.g., a NEO with a Tier 1 change-in-control agreement who voluntarily terminates employment for “modified good reason,” as defined in the agreement).

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COMPENSATION DISCUSSION AND ANALYSIS

Anti-Hedging and Anti-Pledging Policy
The Board of Directors believes that it is inappropriate and undesirable for its executives (including NEOs), directors or officers of Comtech to engage in hedging transactions that lock in the value of holdings in equity securities of Comtech. Such transactions, by allowing the insiders to own equity securities of Comtech without the full risks and rewards of ownership, potentially separate the insiders’ interests from the public holders of such securities. The Board also recognizes that pledging by executives, directors or officers of Comtech’s equity securities as collateral for indebtedness creates the risk of an unplanned sale that may occur at a time when the executive, director or officer is aware of material nonpublic information or is otherwise not permitted to trade in Comtech’s securities. The Board has therefore adopted a policy which establishes certain prohibitions against hedging or pledging transactions involving equity securities of Comtech by executives, directors and officers as well as their designees in accordance with the terms herein.

Executives, directors and officers of Comtech or any subsidiary of Comtech, and their designees, are prohibited from: (a) purchasing any financial instruments or engaging in any transactions that are designed to hedge or offset or have the effect of hedging or offsetting any decrease in the market value of equity securities of Comtech, including, without limitation, prepaid variable forward contracts, equity swaps, collars, exchange funds and transactions with economic consequences comparable to the foregoing financial instruments; and (b) pledging equity securities of Comtech as collateral for a loan, purchasing such securities on margin, or holding such securities in a margin account.

Any violation of this anti-hedging and anti-pledging policy may result in disciplinary action by the Company, including suspension without pay, loss of pay or bonus, demotion or other sanctions, dismissal for cause, and loss of severance benefits.
Indemnification Agreements
Each of the Company’s directors and officers is entitled to indemnification under our By-Laws and Restated Certificate of Incorporation. We have entered into indemnification agreements with all of our NEOs and each member of our Board of Directors that provide for indemnification by the Company against certain liabilities incurred in the performance of their duties.
Delinquent with Section 16(a) Reports
Section 16(A) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% shareholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a). To the Company’s knowledge, based solely on a review of reports furnished to it, for fiscal 2022, all of the Company’s officers, directors and ten percent holders have made the required filings other than one Form 4 filing, filed May 16, 2022, regarding one share issuance to Mr. Peterman, which was filed late, due to an administrative delay/error in transferring access to Mr. Peterman’s required codes for electronically filing his Form 4 with the SEC.

2022 Proxy Statement 71

COMPENSATION DISCUSSION AND ANALYSIS

Other Annual Compensation and Benefits
Although direct compensation, in the form of salary, non-equity incentive awards, as applicable, and long-term equity incentive awards provide most of the compensation to each NEO, we also provide for the following items of additional compensation:

•Retirement savings are provided by our tax qualified 401(k) plan, in the same manner available to all U.S. employees. This plan includes an employer matching contribution that is intended to encourage employees (including our NEOs) to save for retirement.

•Health, life and disability benefits are offered to NEOs in the same manner available to all of our U.S. employees. However, Mr. Kornberg (prior to his termination of employment) and our CFO are enrolled in non-Company sponsored medical plans. Our President and Chief Executive Officer and certain NEOs are also eligible to be reimbursed for additional life insurance.

Perquisites are provided at modest levels to certain NEOs, primarily in the form of an automobile allowance. These perquisites are intended to recognize senior employee status. Additional information is set forth in the “All Other Compensation” column of the “Fiscal 2022 Summary Compensation Table.”

Employment Agreements and Change-in-Control Practices

Employment Agreements with our NEOs

The Compensation Committee generally has relied on its history of fair treatment of NEOs as a basis for not entering into employment agreements, other than with respect to the Chief Executive Officer role. Our employment agreements have been intended to promote careful and complete documentation and understanding of employment terms, prevent uncertainty regarding those terms, promote good disclosure of those terms, help meet regulatory requirements under tax laws and other regulations and avoid frequent renegotiation of the employment terms. Please see the “Management Transition Compensation Arrangements” section for a summary of the Employment Agreement entered into with Mr. Porcelain in connection with his appointment to the Chief Executive Officer role.

Change-in-Control Agreements with our NEOs

We have entered into change-in-control agreements with each of the NEOs, other than Ms. Hedden, because we believe they provide important protection to our NEOs in the form of improved job security, and also provide us a number of important benefits. First, they permit our NEOs to evaluate a potential change-in-control transaction while relatively free of concern for his or her own situation, minimizing the conflict between his or her own interests and those of our stockholders. Second, transactions take time to unfold, and ensuring a stable management team remains in place during the pendency of negotiations can help to preserve our operations in order to enhance the value delivered to the buyer – and thus the price paid to our stockholders – from a transaction. Third, if a transaction falls through, keeping our management team intact can help us to continue our business without undue disruption. Finally, the Compensation Committee believes that one of our greatest strengths is our management and workforce, so job security and protection is provided so that an acquirer could be expected to pay more to acquire the Company with the team remaining intact after the acquisition.

2022 Proxy Statement 72

COMPENSATION DISCUSSION AND ANALYSIS

The change-in-control agreements with our NEOs contain “double-trigger” clauses. In other words, before any individual NEO could receive any change-in-control payments, two events must occur: (i) a “change-in-control” (as defined in the 2000 Stock Incentive Plan) and (ii) the NEO is terminated by the Company without “cause” or circumstances arise constituting “good reason” (as those terms are defined in the agreement), in each case, within two years of a change-in-control. Tier 1 change-in-control agreements also provide for severance payments and other benefits outside of the change-in-control protected period. None of our change-in-control agreements provide for any tax “gross-up” entitlements. Instead, the agreements provide that payments would be reduced to an amount that does not trigger the excise tax under Section 280G of the Internal Revenue Code of 1986, as amended, but only if doing so would place the NEO in a better net after-tax position than if no such reduction occurred and the payments to the NEO were subject to the excise tax. If the excise tax is triggered, however, it will be payable by the NEO without reimbursement by the Company. These agreements are described further in the section entitled “Summary and Table of Potential Payments Following a Change-in-Control or Upon Termination.”

Compensation Committee Report

Our Compensation Committee has furnished the following report. The information contained in this “Compensation Committee Report” is not to be deemed to be “soliciting material” or to be “filed” with the SEC, nor is such information to be incorporated by reference into any future filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that we specifically incorporate it by reference into such filings.

Our Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K of the Exchange Act with management.

Based on such review and discussions, our Compensation Committee recommended to our Board of Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement and in our Annual Report on Form 10-K for the fiscal year ended July 31, 2022 for filing with the SEC.

Compensation Committee

Mark Quinlan, Chairperson
Wendi B. Carpenter
Lisa Lesavoy
Lawrence J. Waldman

2022 Proxy Statement 73

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Committee Interlocks and Insider Participation

During fiscal 2022, Messrs. Waldman, Shamash, and Quinlan and Mses. Carpenter and Lesavoy served as members of our Compensation Committee. No member of our Compensation Committee (i) is or was, during fiscal year 2022, an employee or an officer of Comtech or its subsidiaries, (ii) was previously an officer of Comtech or its subsidiaries or, (iii) has any relationship requiring disclosure as a related person transaction.

During fiscal 2022, no executive officer of Comtech served as a director or a member of the compensation committee of another company whose executive officers served on the compensation committee of Comtech. During fiscal 2022, Mr. Porcelain served as a director, chairman of the audit committee and member of the nominating committee of Air Industries Group. No interlock exists as a result of these roles.

2022 Proxy Statement 74

FISCAL 2022 COMPENSATION TABLES

Executive Compensation
The table below provides information concerning the compensation of our NEOs for the fiscal years ended July 31, 2022, 2021 and 2020.
Summary Compensation Table - Fiscal 2022

Name and Principal Position (1)	Fiscal Year	Salary ($)	Bonus (2) ($)	Option Awards ($)	Stock Awards (3) ($)	Non-Equity Incentive Plan Compensation (4) ($)	All Other Compensation (5) ($)	Total ($)
Michael D. Porcelain	2022	659,795	924,380	—	1,795,656	—	26,634	3,406,465
President and Chief	2021	525,000	—	—	787,530	924,380	24,417	2,261,327
Executive Officer	2020	525,000	—	386,400	787,505	548,283	43,188	2,290,376
Michael A. Bondi	2022	351,488	—	—	431,357	64,076	17,923	864,844
Chief Financial Officer	2021	341,250	—	—	301,908	339,261	17,547	999,966
	2020	341,250	—	29,808	301,878	210,184	40,369	923,489
Maria Hedden Chief Operating Officer	2022	149,231	—	—	488,900	47,096	5,969	691,197
Yelena Simonyuk	2022	344,793	—	—	69,009	17,244	13,539	444,585
Chief Legal Officer	2021	334,750	—	—	60,014	73,065	6,909	474,738
	2020	334,750	—	—	60,041	48,509	1,500	444,800
Nancy M. Stallone	2022	333,102	—	—	88,044	17,610	19,542	458,298
Treasurer and	2021	302,820	—	—	80,030	93,911	18,155	494,916
Corporate Secretary	2020	302,820	80,015	—	70,001	—	31,712	484,548
Fred Kornberg	2022	498,669	—	—	2,581,455	619,115	4,816,385	8,515,624
Former Executive	2021	840,000	—	—	1,260,008	1,551,993	234,837	3,886,838
Chairman and CEO	2020	840,000	—	552,000	1,260,020	833,654	227,832	3,713,506

(1)As noted in the CD&A, during fiscal 2022 and early fiscal 2023, the Company undertook a program of leadership refreshment and transition resulting in a number of senior leadership changes. Effective December 31, 2021, Michael Porcelain was appointed President and Chief Executive Officer, succeeding Fred Kornberg, with Mr. Kornberg remaining Chairman of the Board until July 22, 2022, a Director until the Fiscal 2022 Annual Stockholder Meeting and an advisor to the Company pursuant to a Consulting Agreement. Yelena Simonyuk was promoted to Chief Legal Officer in September 2022. In addition, Maria Hedden was appointed as Chief Operating Officer of the Company, succeeding Michael Porcelain, effective as of March 28, 2022. In early fiscal 2023, Michael Porcelain ceased to serve as President and Chief Executive Officer and member of the Board and Ken Peterman was appointed President and Chief Executive Officer.
(2)The amount reported in fiscal 2022 for Mr. Porcelain represents the guaranteed non-equity incentive award for fiscal 2022, payable pursuant to the terms of his employment agreement.
(3)The amounts reported for fiscal 2022 represent the aggregate grant date fair value of grants of performance-based restricted stock units (considered Performance Shares under our 2000 Stock Incentive Plan and also referred to as "long-term performance shares" in this Proxy Statement) and time-vested restricted stock units and restricted stock, calculated in accordance with FASB ASC Topic 718 granted in fiscal 2022. Assumptions used in the calculation of these amounts are discussed in Note 10 to our consolidated audited financial statements for the fiscal year ended July 31, 2022, included in our Annual Report on Form 10-K filed with the SEC on September 29, 2022.

2022 Proxy Statement 75

FISCAL 2022 COMPENSATION TABLES

Performance-based restricted stock units awarded in fiscal 2022 have a three-year performance period (fiscal 2022 through fiscal 2024). The number of restricted stock units that may be earned based on performance over the full performance period can range from 70% of the target number if performance goals are achieved at the threshold performance level, to 200% of the target number if performance goals are achieved at the maximum performance level or zero if not achieved. See "Compensation Discussion and Analysis" and the "Table of Grants of Plan-Based Awards - Fiscal 2022." No part of the performance-based restricted stock units will be earned if such performance fails to reach the threshold performance level for at least one of the performance goals. The amounts included for fiscal 2022 in this column are the grant date fair values of the target number of performance-based restricted stock units, which was the probable level of achievement at the time of grant, together with the fair values of the full number of time-based restricted stock units and/or restricted stock granted to the indicated NEO. In fiscal 2022, stock awards included restricted stock units as follows: Mr. Porcelain, $1,072,832 (with the amount for Mr. Porcelain including a restricted stock unit grant with a grant date fair value of $350,000 granted in connection with his appointment to Chief Executive Officer); Mr. Bondi, $160,217; Ms. Hedden, $444,450 (with the amount for Ms. Hedden representing a pro-rated amount of time-vested restricted stock units as a result of her mid-year commencement of employment) and including a restricted stock unit grant with a grant date fair value of $400,000 granted in connection with Ms. Hedden’s commencement of employment); Ms. Simonyuk, $34,504; Ms. Stallone, $44,022; and Mr. Kornberg, $1,915,736 (with the amount for Mr. Kornberg including a restricted stock grant with a grant date fair value of $1,250,000 granted for Mr. Kornberg’s consulting services). In fiscal 2022, stock awards also included performance-based restricted stock units as follows: Mr. Porcelain, $722,824; Mr. Bondi, $160,217; Ms. Hedden, $44,450 (representing a pro-rated amount as a result of her mid-year commencement of employment); Ms. Simonyuk, $34,504; Ms. Stallone, $44,022; and Mr. Kornberg, $665,719. If the performance goals for the three-year performance period were to be achieved at the maximum levels, the grant-date fair value of the performance-based restricted stock units included in the amounts in this column would be as follows: Mr. Porcelain, $1,445,648 (rather than $722,824 at target); Mr. Bondi, $320,433 (rather than $160,217 at target); Ms. Hedden, $88,900 (rather than $44,450 at target); Ms. Simonyuk, $69,008 (rather than $34,504 at target); Ms. Stallone, $88,043 (rather than $44,022 at target); and Mr. Kornberg, $1,331,438 (rather than $665,719 at target). Dividends and dividend equivalents accrue as cash amounts on the 2022 performance-based and time-based restricted stock unit awards and restricted stock awards granted, subject to the same performance-based and time-based vesting requirements that apply to the underlying award. In addition, the amount reported for Mr. Bondi includes fully vested share units granted to Mr. Bondi on July 28, 2022 as a discretionary bonus for fiscal 2022.

(4)Non-equity incentive plan compensation for each fiscal year was settled at or shortly after fiscal year end upon final approval by the Compensation Committee and subject to the issuance of the Company’s annual audited financial statements. Awards granted in fiscal 2022 were settled in fully vested share units, except for Mr. Kornberg. As a result of Mr. Kornberg’s termination of employment prior to the end of the Fiscal 2022 performance, and in accordance with the terms of his change-in-control agreement with the Company, the value of Mr. Kornberg’s annual non-equity incentive award was calculated based upon the level of actual achievement of the performance goals applicable to his award through the date of his termination (December 31, 2021), as determined by the Compensation Committee and without the exercise of negative discretion and paid in cash. The amount payable for Ms. Hedden reflects the minimum non-equity incentive award for fiscal 2022 approved by the Compensation Committee on July 28, 2022. Ms. Hedden’s actual non-equity incentive award payout was 53.0% of the pro-rated target amount as compared to the actual achievement of 46.1% of the targeted amount.

(5)See “Details of All Other Compensation” table below. Amounts in this table reflect amounts reported in each individual NEO’s IRS Form W-2 relating to the calendar year that ended during such fiscal year.

2022 Proxy Statement 76

FISCAL 2022 COMPENSATION TABLES

Details of All Other Compensation

Name	401(k) Matching Contribution ($)	Term Life Insurance ($)	Automobile Allowance ($)	Health Savings Account Matching Contribution /Medical Allowance ($)	Consulting Fees ($)(a)	Severance Payments and Benefits ($)(b)	Total “All Other” Compensation ($)
Michael D. Porcelain	12,200	12,934	—	1,500	—	—	26,634
Michael A. Bondi	11,110	812	6,000	—	—	—	17,923
Maria Hedden	5,969	—	—	—	—	—	5,969
Yelena Simonyuk	12,039	—	—	1,500	—	—	13,539
Nancy M. Stallone	12,042	—	6,000	1,500	—	—	19,542
Fred Kornberg	5,324	—	8,475	6,250	250,000	4,546,336	4,816,385

(a) Amount represents the consulting fee paid to Mr. Kornberg pursuant to the terms of his consulting agreement.
(b) Amount represents a cash payment equal to two times the sum of his base salary and an amount equal to the target non-equity incentive award opportunity for fiscal 2022 payable in accordance with the terms of the change-in-control agreement ($4,393,200), an additional payment of $153,136 representing five (5) weeks of salary, unused sick time, and 24-months of dental and vision coverage.

2022 Proxy Statement 77

FISCAL 2022 COMPENSATION TABLES

Table of Grants of Plan-Based Awards - Fiscal 2022

		(1) Estimated Future Payouts Under Fiscal 2022 Non-Equity Incentive Plan Awards			(2) Estimated Future Payouts Under Fiscal 2022 Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	(4) Grant Date Fair Value of Stock Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Michael D.		924,380	924,380	1,386,570	-	-	-	-	-
Porcelain	8/10/2021	-	-	-	10,863	15,519	31,038	-	416,064
	1/3/2022	-	-	-	8,962	12,803	25,606	-	306,760
	8/10/2021	-	-	-	-	-	-	15,519	416,064
	1/3/2022	-	-	-	-	-	-	12,803	306,760
	1/3/2022	-	-	-	-	-	-	14,608	350,008
Michael A.		248,295	320,381	440,524	-	-	-	-	-
Bondi	8/10/2021	-	-	-	4,183	5,976	11,952	-	160,217
	8/10/2021	-	-	-	-	-	-	5,976	160,217
	7/28/2022	-	-	-	-	-	-	9,713	110,924
Maria		68,890	88,890	122,224	-	-	-	-	-
Hedden	3/31/2022	-	-	-	1,983	2,833	5,666	-	44,450
	3/31/2022	-	-	-	-	-	-	25,494	400,001
	3/31/2022	-	-	-	-	-	-	2,833	44,450
Yelena		53,454	68,973	94,838	-	-	-	-	-
Simonyuk	8/10/2021	-	-	-	901	1,287	2,574	-	34,504
	8/10/2021	-	-	-	-	-	-	1,287	34,504
Nancy M.		68,200	88,000	121,000	-	-	-	-	-
Stallone	8/10/2021	-	-	-	1,149	1,642	3,284	-	- 44,022
	8/10/2021	-	-	-	-	-	-	1,642	44,022
Fred		931,980	1,331,400	1,997,100	-	-	-	-	-
Kornberg	8/10/2021	-	-	-	17,382	24,831	49,662	-	665,719
	8/10/2021	-	-	-	-	-	-	24,831	665,719
	1/3/2022	-	-	-	-	-	-	52,171	1,250,017

(1)Our fiscal 2022 non-equity incentive awards were granted under our 2000 Stock Incentive Plan and, in the case of Mr. Kornberg, also included an amount payable under his employment agreement. Amounts presented as “Threshold” assume all personal goals (if applicable) were achieved, and all financial performance goals were met at the threshold level (i.e., 70% of target), and in the case of Mr. Porcelain, the minimum non-equity incentive award for fiscal 2022 pursuant to the terms of his employment agreement. Amounts presented as “Maximum” assume all personal goals (if applicable) were achieved, and all financial performance goals were met at the maximum level of 150% of target. As noted in Footnote 2 to the “Summary Compensation Table – Fiscal 2022,” Mr. Porcelain was entitled to a minimum non-equity incentive award for fiscal 2022 pursuant to the terms of his employment agreement. As permitted under the Company’s non-equity incentive award program, the Compensation Committee elected to settle the non-equity incentive awards in fully vested share units for each of the NEOs other than Mr. Kornberg, as follows: Mr. Porcelain, 80,944 share units (grant value $924,380); Mr. Bondi, 5,611 share units (grant value $64,076); Ms. Hedden, 4,124 share units (grant value $47,096); Ms. Simonyuk, 1,510 share units (grant value $17,244); and Ms. Stallone, 1,542 share units (grant value $17,610). Because the share units were issued in settlement of the amounts reported in these columns, they have not been separately included in this table.
(2)Performance-based restricted stock units were granted pursuant to our 2000 Stock Incentive Plan and are considered Performance Shares under the terms of the plan. See Note (3) to the “Summary Compensation Table – Fiscal 2022.” The performance-based restricted stock units vest following the conclusion of the fiscal 2022 – fiscal 2024 performance period. For additional information, see Note (3) to the “Summary Compensation Table – Fiscal 2022.”

2022 Proxy Statement 78

FISCAL 2022 COMPENSATION TABLES

(3)Amounts reported in this column represent time-based restricted stock units and, (i) in the case of Mr. Kornberg’s grant on January 3, 2022, time-based restricted stock, and (ii) in the case of Mr. Bondi’s grant on July 28, 2022, fully vested share units. Except with respect to Mr. Porcelain’s promotion grant and Ms. Hedden’s new hire restricted stock unit award, the restricted stock units vest 20% per year on the first five anniversary dates of the grant date, subject to the recipient’s continued service. The restricted stock grant to Mr. Kornberg vested 1/12 on the date of grant and in monthly installments thereafter subject to his continued service. Mr. Porcelain’s promotion grant was scheduled to vest in three annual increments on January 1, 2023, January 1, 2024 and January 1, 2025. Ms. Hedden’s new hire restricted stock unit award cliff vests on the fifth anniversary of the date of grant, subject to her continued service through such date.
(4)For stock awards, this amount represents the grant date fair value of the target number of performance-based restricted stock units and the grant-date fair value of the full number of shares of time-based restricted stock units and share units.

2022 Proxy Statement 79

FISCAL 2022 COMPENSATION TABLES

Outstanding Equity Awards at Fiscal Year End – Fiscal 2022

Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#) (1)	Number of Securities Underlying Unexercised Options Unexercisable (#) (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares of Stock or Other Rights That Have Not Vested (#) (1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units of Stock or Other Rights That Have Not Vested ($) (1)
Michael D.	1/3/2022	-	-	-	-	12,803	148,771	12,803	148,771
Porcelain	1/3/2022	-	-	-	-	14,608	169,745	-	-
	8/10/2021	-	-	-	-	15,519	180,331	15,519	180,331
	8/4/2020	-	-	-	-	18,886	219,455	23,607	274,313
	5/28/2020	28,000	42,000	17.88	5/28/2030	-	-	-	-
	8/9/2019	-	-	-	-	8,468	98,398	14,113	163,993
	10/4/2018	-	-	-	-	1,602	18,615	-	-
	8/8/2018	-	-	-	-	2,741	31,850	-	-
	8/9/2017	-	-	-	-	2,446	28,423	-	-
	8/4/2015	30,000	-	28.35	8/4/2025	-	-	-	-
	8/4/2014	30,000	-	33.94	8/4/2024	-	-	-	-
	8/1/2013	27,000	-	27.25	8/1/2023	-	-	-	-
	6/5/2013	25,000	-	26.08	6/5/2023	-	-	-	-
Michael A.	8/10/2021	-	-	-	-	5,976	69,441	5,976	69,441
Bondi	8/4/2020	-	-	-	-	7,240	84,129	9,050	105,161
	5/28/2020	2,160	3,240	17.88	5/28/2030	-	-	-	-
	8/9/2019	-	-	-	-	3,246	37,719	5,410	62,864
	10/4/2018	-	-	-	-	859	9,982	-	-
	8/8/2018	-	-	-	-	808	9,389	-	-
	8/9/2017	-	-	-	-	702	8,157	-	-
	8/4/2015	10,550	-	28.35	8/4/2025	-	-	-	-
	6/4/2014	10,550	-	31.44	6/4/2024	-	-	-	-
	6/5/2013	4,460	-	26.08	6/5/2023	-	-	-	-
Maria	3/31/2022	-	-	-	-	2,833	32,919	2,833	32,919
Hedden	3/31/2022	-	-	-	-	25,494	296,240	-	-
Yelena	8/10/2021	-	-	-	-	1,287	14,955	1,287	14,955
Simonyuk	8/4/2020	-	-	-	-	1,440	16,733	1,799	20,904
	8/9/2019	-	-	-	-	646	7,507	1,076	12,503
	6/4/2019	-	-	-	-	127	1,476	-	-
Nancy M.	8/10/2021	-	-	-	-	1,642	19,080	1,642	19,080
Stallone	8/4/2020	-	-	-	-	1,920	22,310	2,399	27,876
	8/9/2019	-	-	-	-	1,506	17,500	-	-
	8/8/2018	-	-	-	-	808	9,389	-	-
	8/9/2017	-	-	-	-	702	8,157	-	-
	8/4/2015	4,220	-	28.35	8/4/2025	-	-	-	-
	6/4/2014	2,110	-	31.44	6/4/2024	-	-	-	-
Fred Kornberg	1/3/2022	-	-	-	-	21,740	252,619	-	-

2022 Proxy Statement 80

FISCAL 2022 COMPENSATION TABLES

(1)Each option vests as to 20% of the underlying shares on each of the first five anniversaries of the grant date. The options granted are subject to accelerated vesting in the event of a change-in-control and, for NEOs with a Tier 1 change-in-control agreement certain events outside a change-in-control. The performance-based restricted stock unit awards granted 8/9/2019, 8/4/2020 and 8/10/2021 (and 1/3/2022 in the case of Mr. Porcelain’s promotion and 3/31/2022 in the case of Ms. Hedden’s commencement of employment) as shown in the two right-hand columns under the heading "Stock Awards" vest over a three-year performance period that ends on July 31, 2022, July 31, 2023 and July 31, 2024, respectively, if pre-established performance goals are attained (including potential attainment in years one and two of the three-year period) and service-based vesting requirements are met. The number of outstanding performance shares included in the above table, and the related payout values, assume achievement of the pre-established goals at a target level. Unless the NEO has elected deferral, for each share earned under the performance-based restricted stock unit award, the NEO will receive one share of Common Stock on the applicable settlement date for such award. Except as noted below, restricted stock units granted on 8/9/2017, 8/8/2018, 10/4/2018, 8/9/2019, 8/4/2020 and 8/10/2021 (and 1/3/2022 in the case of Mr. Porcelain’s promotion and 3/31/2022 in the case of Ms. Hedden’s commencement of employment) (as shown in the two left-hand columns under the heading "Stock Awards") vest as to 20% of the shares initially awarded on each of the first five anniversaries of the grant date. The restricted stock granted to Mr. Kornberg on 1/3/2022 vested 1/12 on the date of grant and in 11 monthly installments thereafter. Mr. Porcelain’s promotion grant of 14,608 RSUs was scheduled to vest in three annual increments on January 1, 2023, January 1, 2024 and January 1, 2025. Ms. Hedden’s new hire restricted stock unit award of 25,494 RSUs cliff vests on the fifth anniversary of the date of grant, subject to her continued service through such date. Market value of stock awards is based on the closing price of our Common Stock on July 31, 2022 of $11.62 per share.

Table of Options Exercised and Stock Vested - Fiscal 2022

Name of Executive Officer	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (1) (2) (3)	Value Realized on Vesting ($) (4)
Michael D. Porcelain	-	-	106,662	1,587,148
Michael A. Bondi	-	-	24,853	420,955
Maria Hedden	-	-	4,124	47,096
Yelena Simonyuk	-	-	2,404	35,857
Nancy M. Stallone	-	-	4,601	96,879
Fred Kornberg	-	-	328,964	7,744,006

(1)Includes performance-based restricted stock units that vested during fiscal 2022 as follows: Mr. Kornberg, 187,444, including 146,653 shares in connection with his termination of employment on January 3, 2022 and pursuant to the terms of Mr. Kornberg’s employment agreement; Mr. Porcelain, 10,712; Mr. Bondi, 4,130; and Ms. Simonyuk, 256.
(2)Includes fully vested share units acquired on July 31, 2022 upon settlement of non-equity incentive plan compensation as follows: Mr. Porcelain, 80,944; Mr. Bondi, 15,324; Ms. Hedden, 4,124; Ms. Simonyuk, 1,510; and Ms. Stallone, 1,542.

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FISCAL 2022 COMPENSATION TABLES

(3)Includes restricted stock that vested during fiscal 2022 as follows: Mr. Kornberg, 38,188, including 30,431 shares in connection with the consulting agreement entered into on January 3, 2022; Mr. Porcelain, 2,847; Mr. Bondi, 973; and Ms. Stallone, 973 and restricted stock units that vested during fiscal 2022 as follows: Mr. Kornberg, 103,332, including 81,660 shares in connection with his termination of employment on January 3, 2022; Mr. Porcelain, 12,159; Mr. Bondi, 4,426; Ms. Simonyuk, 638; and Ms. Stallone, 2,086.
(4)Amounts represent the aggregate market value of the award on the date it is fully vested, based on the closing price per share of our Common Stock on the Nasdaq on that date (or the nearest preceding trading date).
Non-Qualified Deferred Compensation - Fiscal 2022
The following table sets forth information with respect to amounts earned by the NEO, including earnings, in prior years, and for which delivery of the underlying shares is deferred until the earlier of (i) separation of service (within the meaning of Code Section 409A), (ii) a change of control of the Company, or (iii) death or disability, or, in the case of share units granted in payment of fiscal 2021 and fiscal 2022 annual incentives, deferred for one year. All of these share deferrals are settled by issuance and delivery of shares of our Common Stock.

Name of Executive Officer	NEO Contributions In Last Fiscal Year	Registrant Contributions in Last Fiscal Year ($) (1)	Aggregate Earnings (Loss) in Fiscal 2022 ($) (2)	Aggregate Withdrawals/ Distributions ($) (3)	Aggregate Balance at July 31, 2022 ($) (4)
Fred Kornberg	-	-	(824,112)	(697,485)	144,495
Michael D. Porcelain	-	924,380	(492,941)	(417,190)	1,014,636
Michael A. Bondi	-	175,000	(180,784)	(153,015)	175,000
Maria Hedden	-	47,096	-	-	47,096
Yelena Simonyuk	-	17,244	(39,011)	(32,878)	17,244
Nancy M. Stallone	-	17,610	(49,781)	(42,683)	17,610

(1)For all NEOs, these amounts represent the dollar value of share units issued in respect of their fiscal 2022 non-equity incentive compensation payments. Shares of Common Stock underlying these share units will be delivered to the NEOs following the one-year anniversary of the date the share units were granted. These amounts are reported in the “Non-Equity Incentive Plan” compensation column of the "Summary Compensation Table – Fiscal 2022."
(2)The aggregate earnings (loss) in fiscal 2022 reflect changes in the market value of the Company’s Common Stock during fiscal 2022, increased by accrued dividend equivalents, which equaled the cash dividends per share paid to our stockholders in fiscal 2022 for each deferred share credited to the participant as of the dividend payment date.
(3)Represents the dollar value of shares of Common Stock delivered to all NEOs, including dividend equivalents, upon the settlement of the share units issued in respect of the NEO's fiscal 2021 non-equity incentive compensation payments.
(4)In accordance with SEC rules, the grant-date value of the share-denominated compensation that was originally deferred was previously reported in the "Summary Compensation Table" for the applicable fiscal year.

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FISCAL 2022 COMPENSATION TABLES

Summary and Table of Potential Payments Following a Change-in-Control or Upon Termination
In this section, we describe our commitments, in effect at the end of fiscal 2022, under agreements and plans to provide payments in connection with a change-in-control and in connection with terminations of employment, in each case, occurring on July 31, 2022.
All of our NEOs serving as of July 31, 2022, except Ms. Hedden, were parties to change-in-control agreements reflecting the terms and conditions, as described below. Mr. Peterman’s severance benefits are reflected in his CEO Employment Agreement, as he is not a party to a change-in-control agreement.

Our change-in-control agreements contain “double-trigger” clauses. In other words, before any individual NEO could receive any change-in-control payments, two events must occur: (i) a "change-in-control" (as defined in the 2000 Stock Incentive Plan) and (ii) the NEO is terminated by the Company without “cause” or circumstances arise constituting “good reason” (as those terms are defined in the agreement), in each case, within two years of a change-in-control. Good reason includes the assignment of any duties inconsistent in any material adverse respect with the individual NEO’s original position, authorities or responsibilities; a material reduction in compensation (as defined in the agreement); or the relocation of employment to a location more than fifty miles from the location of the individual NEO’s principal place of employment prior to the change-in-control. Providing this improved job security is important in order to retain executives through the disruption of a change-in-control and thereafter. In addition, these provisions are intended to be fair and competitive to aid in attracting and retaining experienced executives.
Upon a change-in-control and qualifying termination on July 31, 2022, our NEOs would have received payments and other benefits based on the “tier” to which the NEO is assigned which was based on an assessment of market competitiveness and is summarized in the table below:

Title	Tier	Summary of Change-in-Control Amounts Payable
President and CEO and CFO	1
•A lump sum in cash, equal to 3 times, the sum of annual base salary in effect and an amount equal to target non-equity incentive opportunity for the fiscal year in which termination of employment occurs.
•Health insurance continuation for a three-year period. Standard severance in accordance with Company guidelines.
•Certain other benefits, shown in the table below, would also be payable.

Chief Legal Officer and Treasurer and Corporate Secretary	2	Similar to Tier 1, except the multiplier is up to 2.5 times (based on length of service), and stock options and other equity awards shall be governed by the terms of the applicable plans and award agreements.

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FISCAL 2022 COMPENSATION TABLES

In addition to what is summarized in the above table, such change-in-control agreements also provided for the following:
•With respect to each individual NEO’s annual incentive award for the fiscal year in progress at the date of their qualifying termination (as that term is defined) and their annual incentive award for any previously completed year for which a final annual incentive award has not yet been determined, awards will vest as follows:
(i)     any award based on pre-set performance goals based on the actual achievement of the performance goals through the earlier of the end of the performance period or the date of the qualifying termination, with no proration for the portion of each applicable performance period during which the NEO was employed and without negative discretion; and
(ii) any discretionary award as of the date of termination based on a level consistent with the level of annual incentives (as a percentage of base salary) of other executives of comparable rank whose annual incentives are based on pre-set performance goals, but in an amount not less than the pro rata amount of the individual NEO’s target award opportunity for the year of termination and without negative discretion.
•For NEOs with a Tier 1 change-in-control agreement, for a period prior to and up to two (2) years following the 24-month protected period after the change-in-control, termination of the individual NEO's employment by us not for cause or by the individual NEO for "modified good reason" (as defined in the agreement) would entitle the NEO to receive a cash payment equal to two (2) times the sum of their base salary and an amount equal to the target non-equity incentive award opportunity for the fiscal year in which the termination occurs.
•For NEOs with a Tier 2 change-in-control agreement, for a period of up to one (1) year following the 24-month protected period after the change-in-control, termination of the individual NEO’s employment by us not for cause or by the individual NEO for "modified good reason" (as defined in the applicable agreement) would entitle the NEO to receive a payment equal to one and a half (1.5) times the sum of their base salary and an amount equal to the target non-equity incentive award opportunity for the fiscal year in which the termination occurs.
•For NEOs with a change-in-control agreement, stock-based awards granted under the 2000 Stock Incentive Plan will not become immediately vested and exercisable (and restrictions on such awards will not lapse) unless an additional “double-trigger” event occurs in connection with the change-in-control, which could include a decision by the acquirer not to assume or replace awards in existence prior to the change-in-control which would provide equivalent rights and benefits to the NEO.
Our change-in-control agreements do not provide for a tax “gross-up” if change-in-control payments were to trigger “golden parachute” excise taxes. In the event that the amounts payable to the individual NEO in connection with a change-in-control are subject to the golden parachute excise tax, the payment to be made to the individual NEO may be reduced if the reduction would provide the individual NEO with a greater net after-tax amount than would be the case if no such reduction took place. If the excise tax is triggered, however, it will be payable by the NEO without reimbursement by the Company.

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FISCAL 2022 COMPENSATION TABLES

Under the change-in-control agreements for our NEOs, each individual NEO would be eligible in connection with a qualifying termination, subject to compliance with certain post-employment restrictions, for company-provided health-care benefits. In addition, each agreement prohibits an individual NEO from competing (as defined) with us for a period of one-year after a change-in-control. NEOs are required to execute and not revoke a release of claims in order to receive payments and benefits under the change-in-control agreements. The initial term of the change-in-control agreements is two years, with automatic successive two-year renewals for Tier 1 agreements, and automatic successive one-year renewals for Tier 2 agreements.
Tier 1 change-in-control agreements provide for severance payments and benefits (including accelerated vesting of outstanding equity awards) in the event employment is terminated by us without cause or terminated by the NEO for "modified good reason" (as defined in the agreement) outside a change-in-control. The Tier 1 change-in-control agreements provide that, in the event that the NEO's employment is terminated by us without cause or terminated by the NEO for "good reason" or "modified good reason," the "performance awards" (as defined in the agreement) will vest at the maximum level of performance.
Our NEOs, including Ms. Hedden, also participate in our company-wide severance plan which provides U.S. employees, who are terminated by us without cause, with severance payments approximating three weeks of salary for less than five years of service, four weeks of salary for five or more years of service but less than fifteen years of service, and five weeks of salary for fifteen or more years of service, plus, an amount equal to accumulated but unvested restricted sick time. Under no circumstance shall the total payment related to our company-wide severance plan exceed more than the value of 26 weeks of the employee's annual salary. Severance payments under the company-wide plan do not include annual incentives such as cash bonuses, non-equity incentive awards or equity-based awards, and the plan does not provide outplacement services or subsidized medical coverage.
Our long-term performance shares granted in fiscal 2020, 2021 and 2022 provide for accelerated vesting upon death or disability, without proration, with the performance deemed to be the greater of (x) target achievement and (y) actual achievement of the performance goals from the beginning of the full three-year performance period through the end of the fiscal quarter in which death or disability occurred and projected at that level over the remainder of the full three-year performance period. For NEOs without Tier 1 change-in-control agreements, those awards also provide for accelerated vesting in the case of a termination of the executive by us without cause, with the performance deemed to be the actual achievement of the performance goals through the end of the fiscal quarter in which termination occurred and projected at that level through the end of each applicable performance period (including the one- and two-year performance periods), but with the earned shares pro-rated for the portion of each applicable performance period during which the participant was employed, less any earned shares from completed performance periods to avoid double counting.

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FISCAL 2022 COMPENSATION TABLES

For participants who, as of the grant date, have ten or more years of service with the Company, as determined by the Compensation Committee, in its sole discretion (a "Qualified Long-Term Employee"), upon such participant’s voluntary termination of employment for any or no reason prior to the Final Certification Date, the participant will be entitled to receive a number of shares determined based on actual achievement of the performance goals for the full three-year performance period, determined without negative discretion by the Compensation Committee but pro-rated for the portion of the full three-year performance period the participant was employed. This provision applied to Messrs. Porcelain, Bondi and Ms. Stallone and, prior to his separation, Mr. Kornberg, during fiscal 2022.
The summary table below takes into consideration the circumstances of the event and the additional payments that each NEO would be entitled to under the agreements described and the 2000 Stock Incentive Plan, assuming the event occurred as of July 31, 2022. In accordance with SEC rules, company-wide benefits and plans that are generally available to all salaried employees and are non-discriminatory were insignificant and were excluded from the below table. Amounts shown are calculated without regard to the potential for reduction in order that the executive not incur a golden parachute excise tax. The actual payments and benefits that would be made to each NEO under each circumstance can only be known once a qualifying event occurs. Please see the summary below the table for amounts paid to Mr. Porcelain in connection with his separation from the Company in early fiscal 2023.

Termination Scenario (As of July 31, 2022)	Michael D. Porcelain ($)	Michael A. Bondi ($)	Maria Hedden ($)	Yelena Simonyuk ($)	Nancy M. Stallone ($)
Potential Change-in-Control Payments:

Assuming no Termination (as defined)
Equity award vesting (1)	1,401,360	364,031	329,160	70,533	105,161

Termination Without Cause or For Good Reason (as defined)
Health insurance continuation (2)	93,689	5,629	-	53,029	93,689
Equity award vesting (1)	2,168,768	601,498	357,710	70,533	105,161
Change-in-control payment (3)	5,341,778	2,146,595	31,213	1,065,128	1,146,147
Potential Severance Payments upon Termination (not in connection with a Change-in-Control):
Voluntary Termination by the NEO
Equity award vesting (4)	286,119	102,163	-	-	20,858

Termination Due to Death or Disability
Equity award vesting (1)	1,401,360	364,031	32,919	48,362	46,956

Termination by Us Without Cause or Voluntary Termination Due to Modified Good Reason (as defined and applicable)
Health insurance continuation (2)	62,460	3,752	-	-	-
Equity award vesting (1)	2,168,768	601,498	13,107	34,302	23,670
Amount payable (3)	3,408,760	1,474,726	-	-	-

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FISCAL 2022 COMPENSATION TABLES

(1)For all NEOs, these amounts represent the aggregate value of stock-based awards as of July 31, 2022 that would become vested as a direct result of a change-in-control or upon an applicable termination. For purposes of this table, it is assumed that replacement awards were not granted upon a change-in-control. For NEOs with Tier 1 and Tier 2 agreements, in the event that a change-in-control occurs with no termination, or in the event of the NEO’s death or disability, the long-term performance shares will be deemed to be earned at the higher of the target or actual performance level to-date projected through the end of the performance period and without proration. In the event that a NEO with a Tier 1 agreement is terminated by us without cause or terminated by the NEO for "good reason" or "modified good reason," the long term performance shares will vest at the maximum level of performance, without proration or negative discretion by the Compensation Committee. In the event of termination without cause prior to a change-in-control, awards for NEOs with Tier 2 agreements are earned based on actual achievement and would be subject to proration. Values are based on the closing price of our Common Stock, $11.62, on July 31, 2022.
(2)For NEOs terminated upon a change-in-control, health insurance continuation amounts reported for eligible NEOs are estimates for three years based on the current plan in which the executive officer is enrolled and will vary in amount for a given executive officer based on the actual plan and actual costs following termination of employment. For NEOs terminated by us without cause or voluntarily terminated due to modified good reason, health insurance continuation amounts are estimates for two years. Ms. Hedden is not a party to a change-in-control agreement.
(3)For each NEO, the amount represents the sum of the NEO's annual base salary and an amount equal to target non-equity incentive opportunity for the fiscal year in which the termination of employment occurs multiplied by the applicable multiple, as defined in each NEO's respective "tier" agreement and, as applicable, an estimate of severance payments under the general company-wide plan described above.
(4)As Messrs. Porcelain, Bondi and Ms. Stallone are Qualified Long-Term Employees, the NEO would be entitled to receive a number of shares determined based on actual achievement of the performance goals for the full three-year performance period, determined without negative discretion by the Compensation Committee but pro-rated for the portion of the full three-year performance period the NEO was employed. The amounts in the table are estimates based upon actual performance through July 31, 2022. Because the ultimate payout would be based on actual performance determined at the end of the three-year performance period, the actual payout is not determinable as of July 31, 2022. Any earned shares would be distributed to the NEOs within 75 days of the Final Certification Date.

Michael Porcelain

On August 10, 2022, the Company announced the mutually agreed separation of Mr. Porcelain as President and Chief Executive Officer and member of the Board of Directors. The Company entered into a separation agreement with Mr. Porcelain, which reflected the severance amounts payable to Mr. Porcelain for a termination without cause under his change-in-control agreement ($3,669,057 in cash severance, representing two times his current base salary of $780,000 and non-equity incentive awards of $924,380 and health insurance continuation, estimated cost of $62,460). Pursuant to the separation agreement, the parties agreed that Mr. Porcelain would receive certain payments and benefits if he executed and did not revoke a release of claims in favor of the Company. In exchange, the Company agreed that all of Mr. Porcelain’s outstanding and unvested stock options and other equity awards (excluding long-term performance share or similar performance-vesting equity awards), would become immediately vested and exercisable (if subject to exercise) and all restrictions on such awards would lapse as of the date of his separation of employment, and further, that Mr. Porcelain’s long-term performance share or similar performance-vesting equity awards would immediately vest at the maximum performance target as described in the applicable award agreement (estimated value of equity awards, based on the Company’s closing stock price on August 10, 2022, $2,436,871). Further, pursuant to the company-wide severance plan, Mr. Porcelain was also paid five weeks of salary plus an amount equal to accumulated but unvested restricted sick time ($228,638).

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FISCAL 2022 COMPENSATION TABLES

Fred Kornberg

In connection with the appointment of Mr. Porcelain as Chief Executive Officer, Fred Kornberg ceased serving as Chief Executive Officer on December 31, 2021. As a result of the termination of Mr. Kornberg’s employment, he became contractually entitled to severance payments pursuant to his existing change-in-control agreement ($4,546,336 severance and non-equity incentive award, determined based on forecasted performance, $619,155). In addition, in connection with his termination of employment, all of Mr. Kornberg’s unvested long-term performance shares became fully, immediately vested at the maximum performance target as described in the applicable award agreement, to be settled at future annual Board certification dates (estimated value of $4,035,923 based on closing stock price on December 31, 2021). With respect to the long-term performance shares granted in fiscal 2020, Mr. Kornberg therefore earned 45,162 shares. In addition, because Mr. Kornberg was a Qualified Long-Term Employee, his outstanding restricted stock units and options vested in full (estimated value of $5,970,449 based on closing stock price on December 31, 2021).
On January 3, 2022, the Company entered into a consulting agreement (the “Consulting Agreement”) with Mr. Kornberg, pursuant to which he served as a Senior Technology Advisor to Comtech. In addition to providing consulting services, Mr. Kornberg also agreed to: (i) comply with the restrictive covenants specified in the Consulting Agreement, (ii) the assignment of his rights to any inventions related to Comtech’s business during his almost fifty years of employment and (iii) the execution of a release of claims against the Company. Under the terms of the Consulting Agreement, Mr. Kornberg was paid a monthly fee equal to the rate of $500,000 annually. In addition, Mr. Kornberg received a grant of restricted stock with a grant date fair value equal to $1,250,000 and was entitled to another restricted stock grant with a grant date fair value equal to $1,000,000 on January 1, 2023. Each restricted stock grant was scheduled to vest 1/12 on the date of grant and in eleven equal monthly installments thereafter. Under certain conditions, the Company was allowed, at its option, to pay cash equal to $1,000,000 in lieu of the restricted stock grant to be issued on January 1, 2023. The initial term of the Consulting Agreement was for two years; however, it may be terminated: (i) by action of the Board, for cause or due to disability, (ii) due to the death of Mr. Kornberg or (iii) by mutual agreement of the Company and Mr. Kornberg.
Subject to the Company exercising an additional one-year consulting term, Mr. Kornberg was also entitled to earn a monthly fee equal to the rate of $500,000 annually, plus an additional restricted stock grant with a grant date fair value of $750,000 with vesting terms similar to those described above.

CEO Pay Ratio
Presented below is information regarding the ratio of the fiscal 2022 annual total compensation of our CEO as compared to that of our employee compensated at the median level. This pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Exchange Act.
For fiscal 2022:
•Our CEO’s annual total compensation was $3,526,670. This amount differs from the amount reported in the Total column of the “Summary Compensation Table – Fiscal Year 2022” due to the annualization of Mr. Porcelain’s compensation to reflect his January 3, 2022 promotion to the position of CEO, as discussed further below.

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FISCAL 2022 COMPENSATION TABLES

•Our median employee's annual total compensation that would be reportable in the "Summary Compensation Table" was $96,522.
•Based on this information, the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee was approximately 37:1.
We identified our median employee by using fiscal 2022 base salaries, our consistently applied compensation measure, for all individuals, excluding our CEO, who were employed by us in the United States, Canada and the United Kingdom on a full-time or part-time basis on July 31, 2022. As permitted by applicable rules, we excluded from this analysis employees located outside of the United States, Canada and the United Kingdom that represented less than 5% of the employee base as follows: 10 in Australia; 11 in China; one in France; five in India; 23 in Russia; and three in Singapore. Our total employee work force in all countries, as of the determination date, was 1,666, of which a combined 1,613 (96.8%) were located in the United States, Canada and the United Kingdom.
The total compensation reported for Mr. Porcelain differs from the Total column of the “Summary Compensation Table – Fiscal 2022” as a result of the annualization of Mr. Porcelain's compensation to reflect his December 31, 2021 promotion to the position of CEO. To annualize Mr. Porcelain's compensation, we adjusted his base salary and annual cash incentive award to reflect the adjustments made to his base salary in connection with his promotion and which became effective on December 31, 2022. We did not adjust Mr. Porcelain’s fiscal 2022 non-equity incentive award or long-term incentive awards since the amount included in the “Summary Compensation Table – Fiscal 2022” already reflected the increased target, determined on a full year basis, received in connection with his promotion and were not pro-rated for the portion of the year during which he served as CEO.
Securities Authorized for Issuance Under Equity Compensation Plans
Equity Compensation Information Table
The following table sets forth information as of July 31, 2022 regarding our compensation plans and the Common Stock we may issue under the plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights, and conversion of stock units, restricted stock units and performance shares (1)	Weighted-average exercise price of outstanding options, warrants and rights, and conversion of stock units, restricted stock units and performance shares (1)	Number of securities remaining available for future issuance under equity compensation plans (2)
Equity compensation plans approved by stockholders	1,757,853	$6.72	1,465,504
Equity compensation plans not approved by stockholders	-	-	-
Total	1,757,853	$6.72	1,465,504

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FISCAL 2022 COMPENSATION TABLES

(1)The number reported in this column assumes that long-term performance shares are earned at 200% of the target number of long-term performance shares. See Note (4) to the "Summary Compensation Table - Fiscal 2022." Stock units, restricted stock units and performance shares are convertible into shares of our Common Stock on a one-for-one basis, subject to certain vesting and other requirements, and do not require the payment of an exercise price. As such, for these awards, the weighted average exercise price reflected in the above table assumes a zero exercise price. The weighted average exercise price of stock option awards only was $24.43 as of July 31, 2022.
(2)Includes 106,091 shares available for issuance under the Comtech Telecommunications Corp. Second Amended and Restated 2001 Employee Stock Purchase Plan. That plan permits employees to purchase shares at a discount from fair market value of up to 15% of the market price of our Common Stock at the beginning or end of each calendar quarter. 1,359,413 shares remained available for issuance under the 2000 Stock Incentive Plan for either stock options, stock appreciation rights (which constitute options, warrants or rights for purposes of this table), restricted stock, restricted stock units, and other full-value awards. For purposes of this table, we assumed maximum achievement for all outstanding three-year performance-based restricted stock unit awards.

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AUDIT COMMITTEE AND OTHER MATTERS

Audit Committee Report
Our Audit Committee has furnished the following report.
The information contained in the "Audit Committee Report" is not to be deemed to be “soliciting material” or to be “filed” with the SEC, nor is such information to be incorporated by reference into any future filings under the Securities Act or the Exchange Act, as amended, except to the extent that we specifically incorporate it by reference into such filings.
The Audit Committee assists the Board of Directors in fulfilling its responsibilities by overseeing the accounting and financial reporting processes of Comtech, the audits of Comtech’s consolidated financial statements and internal control over financial reporting, the qualifications and performance of the independent registered public accounting firm engaged as Comtech’s independent auditor, and the performance of Comtech’s internal auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. Deloitte & Touche LLP ("Deloitte"), Comtech’s independent registered public accounting firm, is responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America and on the effectiveness of the Company’s internal control over financial reporting.
In fiscal 2022, the Audit Committee, in fulfilling its responsibilities, among other things:
•reviewed and discussed the audited financial statements contained in the 2022 Annual Report on SEC Form 10-K with Comtech’s management and with Deloitte;
•discussed with Deloitte the matters required to be discussed by Statement on Auditing Standards No. 1301, Communication with Audit Committees, as amended and adopted by the Public Company Accounting Oversight Board; and
•received written disclosures and the letter from Deloitte required by Public Company Accounting Oversight Board Rule 3526, "Communication with Audit Committees Concerning Independence," and discussed with Deloitte its independence from Comtech and its management.
In reliance on the reviews and discussion noted above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in Comtech’s Annual Report on Form 10-K for the fiscal year ended July 31, 2022, for filing with the SEC.

Audit Committee

Lawrence J. Waldman, Chairperson
Judy Chambers
Dr. Yacov A. Shamash

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AUDIT COMMITTEE AND OTHER MATTERS

Certain Relationships and Related Transactions

Policies and Procedures Regarding Related Party Transactions
Our Standards of Business Conduct provide that transactions with related parties, as defined in the Standards of Business Conduct, must be communicated to the Corporate Compliance Officer and, as applicable, the Audit Committee. The Audit Committee's responsibilities involve evaluating related party transactions, including all transactions between the Company and any of its directors, executive officers, family members of directors and executive officers, and companies in which any director, executive officer or family member is known to be employed or is known to be a partner, principal or in a similar position.
In addition, our Corporate Governance Policy and Guidelines adopted by the Nominating and Governance Committee provide that, without the prior approval of a majority of disinterested members of the full Board of Directors and, if required by applicable listing standards, the Audit Committee, the Company will not make significant charitable contributions to organizations in which a director or family member of the director is affiliated, enter into consulting contracts with (or otherwise provide indirect compensation to) a director, or enter into any relationships or transactions (other than service as a director and Board of Directors committee member) between the Company and the director (or any business or nonprofit entity or organization in which the director is a general partner, controlling stockholder, officer, manager, or trustee, or materially financially interested).
When evaluating any related party transaction, the Audit Committee considers, among other matters, the terms of the proposed transaction or arrangement, as compared to the terms that could reasonably be expected to be obtained from an unrelated party, whether there are compelling business reasons for the Company to enter into the related party transaction and the nature of any available alternative transactions, whether the transaction would impair the independence of an otherwise independent director, whether the transaction would create an improper conflict of interest for any director or executive officer of the Company, and whether the proposed transaction or arrangement is in the best interests of the Company and its stockholders, taking into account the size of the transaction, the overall financial position of the related party, the direct or indirect nature of the related party’s interest in the transaction and the ongoing nature of any proposed relationship.
Certain Transactions
We lease a 45,000 square foot facility in Melville, New York from a partnership controlled by our former Chairman and CEO, Mr. Kornberg. This facility has been used by our Government Solutions segment for manufacturing, engineering, sales and other administration functions for many years. In March 2021, in connection with our lease expiring in December 2021, our Audit Committee of the Board of Directors performed a comprehensive assessment to determine: (i) whether or not the facility met our current and future business requirements, and (ii) what terms and conditions we should consider in potentially negotiating a new lease. In determining current and future business requirements, the Audit Committee considered detailed operational requirements prepared by appropriate management levels within our Government Solutions segment. In determining the terms and conditions that we should consider, our Audit Committee obtained a market appraisal regarding prevailing rents for comparable facilities in the general vicinity. Our annual rent for this facility was $675,000 for fiscal 2022. The lease provides for our use of the premises as they exist through December 2031. Additionally, we have a right of first refusal in the event of a sale of the facility.

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PROPOSALS

PROPOSAL NO. 1 – ELECTION OF THREE DIRECTORS ttt Our Board of Directors recommends a vote FOR the Election of Ken Peterman Wendi B. Carpenter and Mark Quinlan to our Board of Directors
Background of Proposal 1
The Board recommends Ken Peterman, Wendi B. Carpenter and Mark Quinlan for election at the Annual Meeting.
Our Board of Directors is currently undergoing declassification pursuant to the stockholder proposal approved at our 2021 Annual Meeting. From this year forward, all directors will be elected for one-year terms, with the term of office of this year’s director class expiring at the 2023 Annual Meeting. Every director, except Judy Chambers and Lawrence Waldman, will be in the class whose term of office expires at the 2023 Annual Meeting. All directors serve until their successors are duly elected and qualified.
If you properly execute your proxy card and do not provide voting instructions on Proposal 1, your shares will be voted in accordance with our Board’s recommendations. You may mark instructions with respect to any or all of the nominees in Proposal 1. We urge you to vote “FOR” all of the director nominees under Proposal 1.
Vote Required
Pursuant to our By-Laws, directors will be elected at the Annual Meeting using a majority voting standard. This means that in order to be elected, the votes cast for each nominee’s election must exceed the votes cast against such nominee’s election. You may vote “For,” “Against,” or “Abstain” with respect to each nominee for election under this proposal. Abstentions and broker non-votes are not considered votes cast on this proposal and will have no effect on the outcome of the vote on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS VOTING ON YOUR PROXY CARD
“FOR” EACH OF THE COMPANY’S HIGHLY-QUALIFIED DIRECTOR NOMINEES,
KEN PETERMAN, WENDI B. CARPENTER AND MARK QUINLAN

See Section 3 - "Stockholders, Directors and Executive Officers" for biographies and director qualifications of our nominees for Director.

2022 Proxy Statement 93

PROPOSALS

PROPOSAL NO. 2 – APPROVAL
(ON AN ADVISORY BASIS) OF THE COMPENSATION OF THE
NAMED EXECUTIVE OFFICERS
ttt
Our Board of Directors recommends a vote FOR the proposal to approve compensation of the Named Executive Officers.

Background of Proposal 2
The Compensation Committee believes that compensation of our executive officers in fiscal 2022 met the objectives of our program which were to foster long-term business success using a pay-for-performance philosophy.
We are providing stockholders with the opportunity to cast an advisory vote on the compensation of our Named Executive Officers (“NEOs”) as disclosed in this Proxy Statement, including in the section entitled “Compensation Discussion and Analysis,” the compensation tables and other executive compensation disclosures. Stockholders are being asked to vote on the following resolution:
Resolved, that the stockholders approve, on an advisory basis, the compensation of Comtech’s executive officers named in the Summary Compensation Table, as disclosed in Comtech’s Proxy Statement dated November 18, 2022 including the Compensation Discussion and Analysis, the compensation tables and other executive compensation disclosures.
Although this proposal is advisory and not binding, the Compensation Committee, which is comprised solely of independent directors and is responsible for making decisions regarding the amount and form of compensation paid to our executive officers, will carefully consider the stockholder vote on this matter, along with other expressions of stockholder views it receives on specific policies and desirable actions. In each case, the Compensation Committee will seek to understand the concerns that influenced the vote and address them in making future decisions affecting our executive compensation program.
Please refer to the sections of this Proxy Statement entitled “Compensation Discussion and Analysis” and “Fiscal 2022 Compensation Tables” for a detailed discussion of our executive compensation principles and practices, the fiscal 2022 compensation of our NEOs and any changes implemented in our program for fiscal 2022.
We urge you to read these sections of this Proxy Statement and the related compensation tables closely in determining how to vote on this matter.
Vote Required
Provided that a quorum is present, the affirmative vote of the holders of a majority in voting power of the shares present at the meeting or represented by proxy and entitled to vote on the proposal will be required to approve this proposal. Abstentions are treated as shares present to vote at the Annual Meeting and, therefore, will have the same effect as a vote “against” this proposal. Broker non-votes will have no effect on the outcome of the vote.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE ON YOUR PROXY CARD “FOR” THE APPROVAL (ON AN ADVISORY BASIS) OF
THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

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PROPOSAL NO. 3 – RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
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Our Board of Directors recommends a vote FOR the ratification of the appointment of
Deloitte & Touche LLP as our independent registered public accounting firm.

Background of Proposal 3
The Audit Committee of our Board of Directors has selected Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the current fiscal year, ending July 31, 2023. If our stockholders do not ratify the selection of Deloitte, it will be reconsidered by our Audit Committee. Representatives of Deloitte are expected to be in attendance at the 2022 Annual Meeting, with the opportunity to make a statement, should they so desire, and to be available to respond to appropriate questions.
Our Audit Committee reviews each service performed by Deloitte on a case-by-case basis before approving all audit or permissible non-audit services. Our Audit Committee has concluded that the non-audit services provided by Deloitte are compatible with maintaining the independent registered public accounting firm’s independence.
Principal Accountant Fees and Services
The following is a summary of the fees billed to us for the fiscal year ended July 31, 2021 and fees billed to or payable by us for the fiscal year ended July 31, 2022 by Deloitte for professional services rendered:

Fee Category	Fiscal 2022 Fees	Fiscal 2021 Fees

Audit fees (1)	$ 1,413,000	$ 1,284,000
Audit-related fees	—	—
Tax fees (2)	84,000	79,000
All other fees (3)	12,000	12,000
Total fees	$ 1,509,000	$ 1,375,000

(1)Audit fees consist of fees for assurance and related services that are reasonably related to the performance of the audit of our annual financial statements and review of the interim financial statements included in quarterly reports or services that are normally provided in connection with statutory and regulatory filings or engagements. Audit fees include fees related to the audit of our report on internal control over financial reporting, issuance of consents and statutory audits of certain foreign subsidiaries.
(2)Tax fees consist of fees billed for professional services regarding federal, state and international tax compliance, tax advice and tax planning.
(3)All other fees represent technical accounting subscription fees and other permitted services other than those that meet the criteria above.

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Vote Required
The ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the 2023 fiscal year will require the affirmative vote of a majority of the shares of capital stock of the Company present in person or represented by proxy at the meeting and voting thereon. You may vote “For,” “Against,” or “Abstain” with respect to this proposal. Abstentions and broker non-votes are not considered votes cast on this proposal and will have no effect on the outcome of the vote on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE ON YOUR PROXY CARD “FOR” THE RATIFICATION OF
THE APPOINTMENT OF DELOITTE & TOUCHE LLP

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PROPOSAL NO. 4 – APPROVAL OF THE AMENDED AND RESTATED 2000 STOCK INCENTIVE PLAN
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Our Board of Directors recommends voting FOR this proposal to increase the number of shares of our Common Stock available under the 2000 Plan.

Background of Proposal 4
At the Fiscal 2022 Annual Meeting of Stockholders, stockholders will be asked to approve an amendment to our 2000 Stock Incentive Plan (the “2000 Plan”) to increase the share reserve available under the 2000 Plan by 1,000,000 shares. Our stockholders approved the 2000 Plan and prior amendments at our Annual Meetings of Stockholders in 1999, 2006, 2007, 2009, 2012, 2016, 2017 and 2019. In November 2022, the Board of Directors approved our amended 2000 Plan, subject to approval by our stockholders, to increase the available share reserve under the 2000 Plan by 1,000,000 shares (see “Increase in Share Reserve” below).

Equity-based compensation is an integral component of our pay-for-performance philosophy. Each year, we award long-term stock-based incentives to approximately 500 employees. The Board of Directors believes that it is desirable to increase the share reserve so that we can continue to meet the goals of our equity incentive program of attracting, retaining and motivating our executives and employees and linking their interests with those of our stockholders through long-term equity-based compensation. If the proposed increase in the share reserve is not approved by our stockholders, we may be unable to maintain our current new hire and annual equity grant practices, which we believe would put us at a significant competitive disadvantage in attracting and retaining talent. We would also be compelled to replace equity incentive awards with cash awards, which may not align the interests of our executives and employees with those of our stockholders and our long-term business strategy as effectively as equity incentive awards.

Increase in Share Reserve

The following table shows the aggregate number of shares subject to outstanding equity awards under the 2000 Plan as of October 31, 2022, together with the shares that would be available for future awards if the proposed amended 2000 Plan is approved by stockholders. If approved by stockholders, the amended 2000 Plan would add 1,000,000 shares to the current reserve under the 2000 Plan, effective December 15, 2022. We refer to the shares subject to outstanding equity awards plus those available for future equity awards as “overhang:”

Shares subject to outstanding awards (1)	2,075,988
Shares to be available for future awards (2)	1,548,683
Total share "overhang" (3)	3,624,671
Percentage of outstanding shares (diluted) (4)	11.5%

(1)Includes 474,020 outstanding stock options with a weighted average exercise price of $24.38 and a weighted average remaining term of 2.7 years, 665,586 outstanding performance shares, at target, and 936,382 outstanding restricted stock units, shares of restricted stock and share units.

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(2)Includes 548,683 shares currently available for all types of awards under the 2000 Plan, together with the 1,000,000 shares that would be available for future awards if the proposed amended 2000 Plan is approved by stockholders.

(3)If the proposed amended and restated 2000 Plan is approved by our stockholders, the number of shares stated in Section 4.1 of the 2000 Plan would be 11,962,500. This number includes the shares (as adjusted for stock splits) delivered under equity awards since the inception of the 2000 Plan approximately 22 years ago. The “overhang” number presents the full number of shares that potentially would be deliverable under the amended 2000 Plan going forward if the proposed amended 2000 Plan is approved by stockholders.
(4)Outstanding shares (the denominator in this calculation) include all common stock outstanding at October 31, 2022 plus the potential dilution from issuance of shares reserved for outstanding awards and available for future awards under the 2000 Plan as proposed to be amended.

Other Recent Amendments to the 2000 Plan

Since the time our stockholders last approved amendments to the 2000 Plan at the Fiscal 2019 Annual Meeting of Stockholders, the Board of Directors has approved certain amendments to the 2000 Plan that were not subject to stockholder approval. These amendments include the following:

•Effective August 4, 2020, with respect to each calendar year commencing with the 2020 calendar year, the Black-Scholes value of the grant of annual stock options (“Annual Options”) to non-employee directors may be up to $220,000.

•Effective August 10, 2021, a further amendment of the 2000 Plan under Section 12.1 explicitly permitted certain transfers of awards by participants.

•Effective August 12, 2022, the 2000 Plan was amended to (i) require that the minimum vesting criteria applicable to full-value awards (i.e., equity awards other than options and SARs) under Section 4.5 of the 2000 Plan be not less than one year for all full-value awards (subject to certain exceptions set forth in the 2000 Plan), and (ii) amend Sections 13.4(c), 13.5(c), 13.6(b)(i), and 13.7(b) to provide that the vesting terms of all awards granted to non-employee directors shall be as determined by the Committee on or prior to grant date.

•Effective September 9, 2022, the 2000 Plan was amended to increase the individual participant limit to 375,000 shares per fiscal year.

The foregoing amendments are reflected in the summary of the 2000 Plan set forth below.

Provisions of the 2000 Plan that Promote Stockholders’ Interests and Embody Commonly Viewed Best Practices

The 2000 Plan contains the following key provisions that are designed to promote the interests of our stockholders and embody commonly viewed best practices:

•No Discounted Stock Options or SARs. The 2000 Plan prohibits granting stock options or stock appreciation rights (“SARs”) with an exercise price that is less than fair market value on the grant date (except in limited circumstances related to awards that are assumed or substituted in connection with a merger or similar corporate transaction).

•No Repricing of Stock Options or SARs Without Stockholder Approval. The 2000 Plan prohibits the repricing of options or SARs to reduce the price per share without prior stockholder approval.

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•No Liberal Share Recycling. The 2000 Plan prohibits “liberal share recycling.” Under the 2000 Plan, the number of shares available for awards is reduced by (i) the number of shares of Comtech common stock (“Common Stock”) underlying Stock Options, SARs or Other Stock-Based Awards that have been exercised, regardless of whether any such shares are not issued to the participant as a result of a net settlement; (ii) the total number of shares of Common Stock underlying a stock-settled SAR that has been exercised, regardless of whether a lesser number of shares is delivered; (iii) shares of Common Stock used to pay the exercise price with respect to an award; and (iv) shares of Common Stock used to satisfy any tax withholding obligation with respect to an award. Additionally, shares of Common Stock repurchased by the Company on the open market with cash proceeds from the exercise of any award will not increase the number of shares available for future grants of awards under the 2000 Plan.

•Limited Change in Control Acceleration. The 2000 Plan does not provide for automatic “single trigger” acceleration of awards to employees in connection with a change in control unless the committee provides for such acceleration in its discretion. If awards are assumed or substituted, the 2000 Plan permits double-trigger vesting if the employee is terminated in certain limited circumstances within 24 months following a change in control for awards granted to employees on or after November 15, 2017.

•Minimum Vesting Requirements for Full-Value Awards. Full-value awards under the 2000 Plan are subject to minimum vesting requirements of one year, except for awards not exceeding 5% in the aggregate of the total number of shares reserved under the 2000 Plan or in the event of a participant’s death, disability or retirement or in the event of a change in control.

•No Dividends on Unvested Awards. Under the 2000 Plan, dividends or dividend equivalents are only earned to the extent the underlying award is earned and vests.

•No Evergreen Share Reserve. The 2000 Plan does not contain an “evergreen” or automatic replenishment provision pursuant to which the number of shares of our Common Stock authorized under the 2000 Plan are replenished.

Purpose of the 2000 Plan

The 2000 Plan helps us in a number of ways:

•To attract, retain, motivate and reward employees, non-employee directors and consultants; and
•To strengthen the mutuality of interests between our employees, directors and consultants and our stockholders.

The Board of Directors and the Compensation Committee intend to continue to use awards linked to shares of Common Stock and cash-based incentive awards to provide incentives for the achievement of important operational and/or financial performance objectives and to promote our long-term success. In particular, we believe that in a competitive environment for qualified executive and other personnel, our ability to provide equity-based awards will continue to be a key factor in the recruitment and retention of such personnel.

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Overview of Awards Under the 2000 Plan

The 2000 Plan authorizes a broad range of awards, including:

•stock options;
•SARs;
•restricted stock, a grant of actual shares subject to a risk of forfeiture and restrictions on transfer;
•performance units;
•restricted stock units (“RSUs”), a right to receive shares at a specified future date, subject to a risk of forfeiture;
•stock units, a right to receive shares at a specified future date;
•other stock-based awards;
•performance shares or other stock-based performance awards - these are in effect deferred stock or restricted stock awards that may be earned by achieving specific performance objective; and
•cash incentive awards earnable by achievement of specific performance objectives.

Summary of the 2000 Plan

The following is a summary of the material terms of the 2000 Plan, as amended. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the 2000 Plan. A copy of the 2000 Plan, restated to reflect all prior amendments and the proposed amendment, has been filed with the SEC with this Proxy Statement as Appendix A.

Administration

The 2000 Plan is administered and interpreted by a committee or subcommittee of the Board of Directors appointed from time to time by the Board of Directors (the “Committee”), consisting of two or more non-employee directors, each of whom is intended to be, to the extent required, a non-employee director as defined in Rule 16b-3 under the Securities Exchange Act of 1934, an independent director under Nasdaq Marketplace Rules, and qualified under any independence requirement that may be enacted under the Dodd-Frank Act. Currently, our Compensation Committee serves as the Committee for the 2000 Plan. With respect to equity award grants to non-employee directors, the 2000 Plan is administered by our Board of Directors (and references to the Committee are deemed to refer to our Board of Directors for this purpose).

Subject to the terms and limitations set forth in the 2000 Plan (including limitations in the current 2000 Plan specifying the amount and terms of stock options and other equity awards automatically granted to non-employee directors), the Committee has the full authority to administer and interpret the 2000 Plan, to grant discretionary awards under the 2000 Plan, to determine the persons to whom awards will be granted, to determine the types of awards to be granted, to determine the terms and conditions of each award and approve the form of award agreements, to determine the number of shares of Common Stock to be covered by each award and to make all other determinations in connection with the 2000 Plan and awards thereunder as the Committee, in its sole discretion, deems necessary or desirable.

The terms and conditions of individual awards are set forth in written agreements, which are to be consistent with the terms of the 2000 Plan. The 2000 Plan authorizes grants of equity awards to be made until November 18, 2026. Awards granted prior to the expiration of the 2000 Plan may extend beyond such expiration date.

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Eligibility and Types of Awards

Under the 2000 Plan, all employees and consultants of Comtech and its affiliates (1,676 employees and 317 consultants as of July 31, 2022), including prospective employees and consultants, are eligible to be granted nonqualified stock options, SARs, restricted stock, RSUs, performance shares, performance units, stock units, cash-based incentive awards and other stock-based awards and awards providing benefits similar to those listed above which are designed to meet the requirements of non-U.S. jurisdictions. For purposes of the 2000 Plan, Comtech's “affiliates” include (i) any parent or subsidiary of Comtech (as those terms are defined in Section 424 of the Code), (ii) any entity that is more than 50% controlled by Comtech or any of its affiliates, and (iii) any entity in which Comtech or any of its affiliates hold a material equity interest and which is designated as an “Affiliate” by the Committee.

In addition, employees of Comtech and its affiliates that qualify as subsidiaries or parent corporations (within the meaning of Section 424 of the Code) are eligible to be granted incentive stock options (“ISOs,” an award that provides for more favorable tax treatment to the participant) under the 2000 Plan. Under the 2000 Plan, all non-employee directors of Comtech (a total of 7 as of October 31, 2022) are eligible to receive nondiscretionary grants of nonqualified stock options, or, for non-employee directors who have not satisfied our minimum equity ownership interest requirements, an automatic grant of RSUs. In addition, under the 2000 Plan, non-employee directors who have satisfied the minimum equity ownership requirements, and who are therefore not subject to such automatic grants of RSUs, may elect to receive restricted stock or RSUs of equivalent fair value in lieu of the annual grant of stock options, and non-employee directors may also elect to receive stock units in lieu of cash compensation.

Available Shares, Share Counting Provisions and Per-Person Limits

As stated above, the proposed amendment would increase the number of shares of Common Stock reserved and available under the 2000 Plan by 1,000,000.

Under the 2000 Plan, if an award expires unexercised or is forfeited, terminated or canceled for any reason, or repurchased by us (this includes a settlement in cash), the number of shares counted against the share limit in respect of the award but not delivered will again be available for awards under the 2000 Plan. The 2000 Plan prohibits liberal share recycling and provides that the number of shares available for grant under the 2000 Plan will be reduced by (i) the total number of options, SARs or other stock-based awards (subject to exercise) that have been exercised, regardless of whether any of the shares of Common Stock underlying such awards are not actually issued to the participant as the result of a net settlement, (ii) the total number of shares of Common Stock underlying any stock-settled SAR that has been exercised regardless of whether a lesser number of shares of Common Stock have been delivered, (iii) any shares of Common Stock used to pay any exercise price on any award granted under the 2000 Plan that is subject to exercise (including, without limitation, any options, SARs or other stock-based awards (subject to exercise)) and (iv) any shares of Common Stock used to satisfy tax withholding obligation with respect to any and all awards granted under the 2000 Plan. In addition, the 2000 Plan provides shares of Common Stock repurchased by us on the open market using proceeds from the exercise of any award will not increase the number of shares available for future awards under the 2000 Plan.

The maximum number of shares of Common Stock with respect to which any option, SAR or award of performance units (not treated as a cash incentive award) or performance shares or award of restricted stock for which the grant of such award or lapse of the relevant restriction period is subject to attainment of pre- established performance goals which may be granted under the 2000 Plan during any fiscal year to any individual is 375,000 shares per type of award, provided that the maximum number of shares of Common Stock for all types of such qualifying awards granted to the participant does not exceed 375,000 during any fiscal year. To the extent that shares of Common Stock for which awards are permitted to be granted to an individual during a fiscal year are not covered by an award in a fiscal year, the number of shares of Common Stock available for awards to such individual will automatically increase in subsequent fiscal years until used.

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For awards denominated in cash, including cash incentive awards, the 2000 Plan contains an annual per person limit, which was required to allow us to satisfy requirements under Code Section 162(m) prior to the repeal of the exception to the $1,000,000 deduction limitation for performance-based compensation. Notwithstanding the repeal, the Committee has retained the annual per person limits to protect the interests of our stockholders and to embody best practices. A participant may potentially earn cash incentive awards up to his or her “annual limit” in any fiscal year. The annual limit for each individual is $4.0 million plus the amount of the participant’s unused annual limit as of the close of the previous fiscal year. A participant uses up his or her annual limit in a given year based on the maximum potential amount of the incentive award authorized by the Committee, even if the actual amount earned is less than the maximum. Performance units payable solely in cash are subject to the limit on cash incentive awards (together with any cash incentives granted) and performance units denominated in cash but payable in either cash or shares are subject to the limit on share awards unless, in connection with the grant, the Committee specifies that the limit to be applied to the award will be the cash incentive award limit, even if the award may potentially be settled in share units.

The aggregate number and kind of shares of Common Stock available under the 2000 Plan, the maximum number of shares that may be granted (including annual per-person limits on share grants), the number of shares underlying stock option grants and to which other awards relate, exercise prices, per share performance goals established under any award, and certain other award terms are subject to appropriate adjustment by the Committee in the event of changes in our capital structure or business by reason of certain corporate transactions or events, including stock splits, spin-offs, extraordinary dividends, and other equity restructurings.

On October 31, 2022, the closing price of our Common Stock on the Nasdaq Global Select Market was $11.05 per share.

Awards under the 2000 Plan

The following describes awards that may be granted to employees or consultants, except where specific reference is made to non-employee directors.
Stock Options. The Committee may grant nonqualified stock options and ISOs (grantable only to employees) to purchase shares of Common Stock. The Committee determines the number of shares of Common Stock subject to each option, the term of each stock option (up to ten years), the exercise price, the vesting schedule, and the other material terms of each stock option. No ISO or nonqualified stock option may have an exercise price less than the fair market value of the Common Stock at the time of grant.

Options are exercisable at such times and subject to such terms and conditions as determined by the Committee at grant, and the exercisability of such options may be accelerated by the Committee in its sole discretion (except as limited under Internal Revenue Code Section 409A). Payment of an option’s exercise price may be made: (i) in cash or by check, bank draft or money order, (ii) to the extent allowable by law, through a broker-assisted “cashless exercise” procedure, or (iii) on such other terms and conditions as may be acceptable to the Committee, which may include net exercises in which stock option shares are withheld to satisfy the exercise price.

Stock Appreciation Rights. The Committee may grant SARs either with a stock option which may be exercised only at such times and to the extent the related stock option is exercisable (“Tandem SAR”) or independent of a stock option (“Non-Tandem SARs”). A SAR is a right to receive a payment either in cash or Common Stock, as the Committee may determine, equal in value to the excess of the fair market value of one share of Common Stock on the date of exercise over the base price per share established in connection with the grant of the SAR. The base price per share covered by a SAR is the exercise price per share of the related stock option in the case of a Tandem SAR and is the closing price of the Common Stock on the date of grant in the case of a Non-Tandem SAR.

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Restricted Stock. The Committee may award “restricted” shares of Common Stock. Upon the award of restricted stock, the recipient has all rights of a stockholder with respect to the shares, including the right to receive dividends and the right to vote the shares of restricted stock, but until the award becomes vested the restricted stock is subject to a risk of forfeiture if performance and/or service conditions are not met, and the restricted stock is non-transferable until it is no longer subject to a risk of forfeiture. Awards of restricted stock are subject to a minimum vesting requirement of one year. Recipients of restricted stock are required to enter into a restricted stock agreement with us which states the restrictions to which the shares are subject and the criteria or date or dates on which such restrictions will lapse. Dividends on restricted stock will be subject to the same performance or service-based vesting requirements that apply to the restricted stock.

Restricted Stock Units and Stock Units. The Committee may award RSUs or stock units. A stock unit is a contractual commitment to deliver a share of Common Stock to a participant at a future date. An RSU is a stock unit that is subject to a risk of forfeiture if performance and/or service conditions are not met. Until shares are delivered in settlement of an RSU or stock unit, the participant has no rights of a stockholder to vote or to receive dividends on the underlying shares, although generally the participant granted an RSU or stock unit may also be granted a right to receive “dividend equivalents.” Dividend equivalents are payments equal in value to dividends that would have been received if the underlying shares had been issued and outstanding and held by the participant at the record date for a dividend or other distribution paid on Common Stock. Awards of RSUs are subject to a minimum vesting requirement of one year. Stock units generally will not have vesting conditions, but the terms of grant or amounts granted must come within the limited exceptions to the minimum vesting requirements set forth in the preceding sentence. Dividend equivalents on unvested RSUs will be subject to the same performance and service vesting requirements that apply to the RSU.

Cash Incentive Awards, Performance Units and Performance Shares. The Committee may grant performance shares entitling recipients to receive a fixed number of shares of Common Stock or the cash equivalent thereof, as determined by the Committee in its sole discretion, upon the attainment of performance goals established by the Committee during a performance period specified by the Committee. The Committee may grant performance units or cash incentive awards entitling recipients to receive a value payable in cash or, in the case of performance units, a cash amount that will be converted to shares of Common Stock at a specified date, to be settled at that date in shares or at a later date in cash or shares as determined by the Committee. Cash incentive awards and performance units will be earned only by the attainment of performance goals established by the Committee for a specified performance cycle. Cash incentive awards may include annual incentive awards. Awards of performance shares and performance share units are subject to a minimum vesting requirement of one year. Dividend equivalents may be credited on performance shares, with any amounts credited to be subject to the same performance and service vesting requirements that apply to the performance share.

Other Stock-Based Awards. The Committee may grant awards of Common Stock and other awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock. These awards may be granted either alone or in addition to or in tandem with other awards. Other stock-based awards which by their terms do not require the recipient to pay a per share exercise price or purchase price equal to the fair market value of the underlying Common Stock at the time of grant are subject to a minimum vesting requirement of one year. Dividend equivalents on unvested other stock-based awards will be subject to the same performance and service vesting requirements that apply to the award. The Committee also determines the purchase price to be paid, if any, by a recipient to purchase other stock-based awards (including shares of Common Stock or stock units). The purchase of shares of Common Stock, stock units or other stock-based awards may be made on either an after-tax or pre-tax basis, as determined by the Committee; provided, however, that if the purchase is made on a pre-tax basis, such purchase will be made pursuant to a deferred compensation program established by the Committee, which will be deemed to be part of the 2000 Plan.

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Performance Goals

The 2000 Plan sets out performance goals that the Committee may use in creating performance-based awards. As a result of the repeal of the “performance-based” compensation exception to Section 162(m) of the Code for tax years beginning on or after January 1, 2018, certain compensation in excess of $1,000,000 paid to certain “covered employees” of the Company will not be deductible, even if the compensation is paid based upon the attainment of one or more performance goals. Notwithstanding the change in law, the Committee continues to believe that compensation should be performance-based and reward achievement of performance goals that enhance stockholder value, and therefore, the Committee expects to continue to grant performance awards.

If the grant of an award, the lapse of a relevant restriction, or the earning or vesting of an award or right to exercise an award, including cash incentive awards, is to be based on the attainment of objective performance goals, the Committee will establish the performance goals, formulae or standards and the amount of the award to become earned or vested applicable to each recipient while the outcome of the performance goals are substantially uncertain. Such performance goals may incorporate provisions for not applying (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar events or circumstances.

Such performance goals will be based on one or more of the following criteria (“Performance Criteria”): (i) revenues; (ii) income before income taxes and extraordinary items, net income, income before income tax and stock based compensation expense, earnings before income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing; (iii) after-tax or pre-tax profits; (iv) operational cash flow; (v) level of, reduction of, or other specified objectives with regard to limiting the level of increase in our bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company; (vi) earnings per share or earnings per share from continuing operations; (vii) return on capital employed or return on invested capital; (viii) after-tax or pre-tax return on stockholders’ equity; (ix) economic value added targets based on a cash flow return on investment formula; (x) fair market value of the shares of Common Stock; and (xi) the growth in the value of an investment in the Company's Common Stock assuming the reinvestment of dividends. Such performance goals may be based upon the attainment of specified levels of Comtech’s (or a subsidiary, division or other operational unit of Comtech) performance under one or more of these measures as a level of performance relative to the performance of other corporations. To the extent permitted under the Code, the Committee may: (i) designate additional business criteria on which the performance goals may be based, and (ii) adjust or modify the Performance Criteria, including by specifying that particular items of income or expense will be included or excluded from the Performance Criteria. Our non-equity annual incentive awards to named executive officers are granted under the 2000 Plan. The terms of these types of awards are discussed in greater detail in the section “Compensation Discussion and Analysis.”

Change-in-Control

With respect to awards that were granted prior to November 15, 2017, unless it was determined otherwise by the Committee at the time of grant, and except to the extent the applicable award agreement, the recipient’s employment agreement or other agreement approved by the Committee provided otherwise, accelerated vesting or lapsing of restrictions of equity awards will occur upon a change-in-control of Comtech (as defined in the 2000 Plan), except that stock options may instead be assumed or substituted by the acquirer as provided in the 2000 Plan, in which case the Committee can determine that the stock options will not be subject to accelerated vesting. Effective November 15, 2017, in order to better align the terms of the 2000 Plan with best market practices, the Board of Directors of Comtech amended the 2000 Plan to provide that all awards made on or after November 15, 2017, unless otherwise determined by the Committee, will not vest upon a change-in-control of Comtech, and instead will vest only upon an involuntary termination without cause (as defined in the 2000 Plan) within two years following a change-in-control of Comtech. Upon a change-in-control of Comtech, options or other equity awards granted to non-employee directors would generally be subject to similar rules as equity awards held by employees, as described below.

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Non-Employee Director Equity Awards

The 2000 Plan authorizes the automatic grant of nonqualified stock options to each non-employee director, without further action by the Board of Directors or the stockholders. However, the 2000 Plan provides for an automatic grant of RSUs in lieu of the annual grant of nonqualified stock options to non-employee directors to the extent needed for them to meet minimum equity ownership interest requirements. In addition, under the 2000 Plan, non-employee directors who have satisfied the minimum equity ownership requirements, and who are therefore not subject to such automatic grants of RSUs, may elect to receive restricted stock or RSUs of equivalent fair value in lieu of the annual grant of stock options, and non-employee directors may also elect to receive stock units in lieu of cash compensation. Except for the way in which the awards are granted and the vesting terms (as discussed above), the principal terms of stock options, restricted stock, RSUs and stock units are the same as described above for awards granted to employees. The exercise price per share of such options is the closing price of the Common Stock at the time of grant. The term of each such stock option is five years, unless otherwise determined by the Committee at the time of grant.

The equity awards are granted to a non-employee director on an annual basis, with a newly appointed director receiving a pro-rata annual grant. The annual fair value of the equity awards granted to each non-employee director currently may be up to $220,000. Options granted to non-employee directors are to vest and become exercisable, at the rate of 25% effective on the first and second anniversaries of the grant date and 50% on the third anniversary of the grant date, provided that the stock option may be vested only during the continuance of his or her service as a director of Comtech unless the Committee exercises its discretion to accelerate or extend the vesting of the stock options. All options granted to non-employee directors and not previously exercisable will become fully exercisable upon death. Options granted to non-employee directors on or after November 15, 2017, unless otherwise determined by the Committee, vest fully and become exercisable if the director’s service with Comtech is terminated due to a failure to stand for reelection, failure to be reelected, or removal or resignation at the request or instruction of a person or entity effecting a change in control following such change in control of Comtech. If restricted stock or RSUs are granted to non-employee directors in lieu of options, those awards would vest (including accelerated vesting) at the same time as the options would have vested.

Amendment and Termination

The Board of Directors or Committee may at any time amend any or all of the provisions of the 2000 Plan, or suspend or terminate it entirely, retroactively or otherwise. However, no amendment may be made without the approval of the Company’s stockholders in accordance with the laws of the State of Delaware, or, to the extent applicable to ISOs, Section 422 of the Code, which would: (i) increase the aggregate number of shares of Common Stock that may be issued; (ii) change the classification of employees, non-employee directors or consultants eligible to receive awards; (iii) decrease the minimum exercise price of any stock option or SAR;(iv) extend the maximum stock option term; or (v) require stockholder approval in order for the 2000 Plan to comply with the applicable provisions of Section 422 of the Code.

Under these rules, however, stockholder approval will not necessarily be required for all amendments which might increase the cost of the 2000 Plan, such as amendments that change the aggregate fair value of the annual grant of an equity award to each non-employee director. However, stockholder approval is required for re-pricing transactions, as discussed above.

Unless the 2000 Plan is terminated earlier, the term of the 2000 Plan will expire in 2026, although awards granted prior to the expiration of the 2000 Plan will remain outstanding in accordance with their terms.

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Vesting, Forfeiture and Acceleration. The Committee may, in its discretion, determine the vesting schedule of options and other awards (subject to the minimum vesting requirements, discussed above), the circumstances that will result in forfeiture of the awards, the post-termination exercise periods of options and similar awards, and the events that will result in acceleration of the ability to exercise and the lapse of restrictions, or the expiration of any deferral period, on any award. Deferral periods and any acceleration of the settlement of an award that constitutes a deferral of compensation under Code Section 409A are subject to the limitations under Section 409A.

Other Terms of Awards. Certain awards may be settled in cash, stock, other awards or other property, in the discretion of the Committee. The Committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the Committee may establish, including payment or crediting of interest or dividend equivalents on any deferred amounts. The Committee may condition distributions under awards on the payment of taxes such as by withholding a portion of the stock or other property to be distributed (or receipt of previously acquired stock or other property surrendered by the participant) in order to satisfy tax obligations. Subject to certain exceptions, awards granted under the 2000 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except the Committee may permit transfers of awards, other than ISOs, to certain family members of the participant or to certain entities controlled by the participant and the participant’s family members, or to such other transferee as the Board or Committee may approve, provided that transfers for value are not permitted.

Awards under the 2000 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise of a stock option or SAR), except to the extent required by law.

Our Company may grant cash or equity awards apart from the 2000 Plan, subject to any applicable regulatory restrictions. Thus, the 2000 Plan is not the exclusive means by which cash, including cash bonuses and incentive awards, and equity awards may be granted to employees, non-employee directors and consultants. The 2000 Plan is not subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), nor is it a qualified plan under Section 401(a) of the Code.

Certain Federal Income Tax Consequences Relating to the 2000 Plan

Our Company believes that under current law the following Federal income tax consequences generally would arise with respect to awards under the 2000 Plan taxable under U.S. income tax laws.

Stock options and SARs that are not deemed to be deferral arrangements under Code Section 409A would have the following tax consequences: (i) the grant of a stock option or a SAR will create no federal income tax consequences for the participant or Comtech; (ii) a participant will not have taxable income upon exercising a stock option which is an ISO, except that the alternative minimum tax may apply; (iii) upon exercising a stock option which is not an ISO, the participant generally must recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and non-forfeitable shares acquired on the date of exercise; and (iv) upon exercising a SAR, the participant must generally recognize ordinary income equal to the cash or the fair market value of the shares received.

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Upon a disposition of shares acquired upon exercise of an ISO within the period ending on the later of (i) two years after the ISO was granted and (ii) one year after the date on which the ISO shares are transferred to the participant, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the ISO shares at the date of exercise minus the exercise price or (ii) the amount realized upon the disposition of the ISO shares minus the exercise price. For all options, a participant’s sale of shares acquired by exercise generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant’s tax “basis” in such shares. The tax “basis” normally is the exercise price plus any amount he or she recognized as ordinary income in connection with the option’s exercise. A participant’s sale of shares acquired by exercise of a SAR generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant’s tax "basis" in the shares, which normally is the amount he or she recognized as ordinary income in connection with the SAR’s exercise.

Comtech will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares for the applicable ISO holding period before selling the shares.

We intend that awards that result in a transfer to the participant of cash or shares or other property generally will have terms that comply with or are exempt from Code Section 409A, which regulates deferred compensation. If no restriction on transferability or substantial risk of forfeiture applies to amounts distributed to a participant, the participant generally must recognize ordinary income equal to the cash or the fair market value of shares actually received when distributed. Thus, for example, if we grant an award of stock units that has vested or provides for deferral of receipt of cash or shares under a vested award, the participant should not become subject to income tax until the time at which shares or cash are actually distributed. On the other hand, if a restriction on transferability and substantial risk of forfeiture applies to shares or other property actually distributed to a participant under an award (such as, for example, a grant of restricted stock), the participant generally must recognize ordinary income equal to the fair market value of the transferred amounts at the earliest time either the transferability restriction or the substantial risk of forfeiture lapses reduced by the amount, if any, paid for the shares or other property. A participant may elect to be taxed at the time of grant of restricted stock rather than upon lapse of restrictions on transferability or the risk of forfeiture, but if the participant later forfeits such shares or property he or she would not be entitled to any income tax deduction for the value of the shares or property on which he or she previously paid tax.

Any award that is deemed to be a deferral arrangement (not excluded or exempted under applicable regulations) will be subject to Code Section 409A. Certain participant elections and the timing of distributions relating to such awards must meet requirements under Code Section 409A in order for income taxation to be deferred upon vesting of the award and tax penalties to be avoided by the participant. Some stock options and SARs may be subject to Code Section 409A. In such case, the distribution to the participant of shares or cash relating to the award would have to meet certain restrictions in order for the participant not to be subject to tax and a tax penalty at the time of vesting. One significant restriction would be a requirement that the distribution not be controlled by the participant’s discretionary exercise of the stock option or SAR if the exercise period exceeds certain limits.

Assuming an award of RSUs, stock units, performance shares, performance units or other stock-based awards meets the requirements of Section 409A (as a deferral of compensation or as compensation excluded from regulation under Section 409A), the distribution of shares or cash under the award would result in the participant realizing ordinary income at the time of distribution, with the amount of ordinary income equal to the distribution date value of the shares or cash (less any purchase price actually paid). This would be the tax treatment for non-employee directors who receive RSUs or stock units in lieu of stock options.

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PROPOSALS

In general, Comtech may be entitled to a tax deduction in connection with an award under the 2000 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option), provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

In the event that the vesting or payment of any award under the 2000 Plan is accelerated because of a change in ownership (as defined in Section 280G(b)(2) of the Code) and such payment of an award, either alone or together with any other payments made to certain participants, constitutes parachute payments under Section 280G of the Code, then, subject to certain exceptions, a portion of such payments would be nondeductible to the Company and the participant would be subject to a 20% excise tax on such portion. See “Potential Termination and Change-in-Control Payments.”

The foregoing provides only a general description of the application of federal income tax laws to certain awards under the 2000 Plan. This discussion is intended for the information of stockholders considering how to vote at the Fiscal 2022 Annual Meeting of Stockholders and not as tax guidance to participants in the 2000 Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. Different tax rules may apply, including in the case of variations in transactions that are permitted under the 2000 Plan (such as payment of the exercise price of a stock option by surrender of previously acquired shares). The summary does not address in any detail the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local or foreign tax laws.

New Plan Benefits Under the 2000 Plan

Because future awards under the 2000 Plan to employees and consultants will be granted in the discretion of the Committee, the type, number, recipients, and other terms of such awards cannot be determined at this time. Information regarding our recent practices with respect to annual and long-term incentive awards and stock-based compensation under our existing 2000 Plan is presented in the “Fiscal 2022 Summary Compensation Table” and these related tables: “Fiscal 2022 Grants of Plan-Based Awards,” “Outstanding Equity Awards at Fiscal 2022 Year-End,” and “Fiscal 2022 Options Exercised and Stock Vested,” elsewhere in this Proxy Statement, in the “Compensation Discussion and Analysis,” section above, and in our financial statements for the fiscal year ended July 31, 2022 contained in the Annual Report which accompanies this Proxy Statement.

However, as noted above, the 2000 Plan authorizes the automatic grant of nonqualified stock options to each non-employee director, without further action by the Board of Directors or the stockholders, Under the terms of the 2000 Plan, each non-employee director shall be granted stock options to purchase that number of shares of Common Stock having a Black-Scholes value of up to $220,000 (subject to increase or decrease pursuant to Section 4.2). Options granted to non-employee directors are to vest and become exercisable, at the rate of 25% effective on the first and second anniversaries of the grant date and 50% on the third anniversary of the grant date, provided that the stock option may be vested only during the continuance of his or her service as a director. In addition, the 2000 Plan provides for an automatic grant of RSUs in lieu of the annual grant of nonqualified stock options to non-employee directors to the extent needed for them to meet minimum equity ownership interest requirements. The following table sets forth the aggregate dollar value with respect to options that may be granted to the non-employee directors, assuming that the automatic stock option grant having a Black-Scholes value of up to $220,000 is granted to each of the non-employee directors.

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PROPOSALS

Name and Position	Dollar Value of Shares Awarded	Number of Shares Awarded
Michael D. Porcelain, President and Chief Executive Officer	--	--
Michael A. Bondi, Chief Financial Officer	--	--
Maria Hedden, Chief Operating Officer	--	--
Yelena Simonyuk, Chief Legal Officer	--	--
Nancy M. Stallone, Treasurer and Secretary	--	--
Fred Kornberg, Former Executive Chairman and Chief Executive Officer	--	--
Executive Group	--	--
Non-Executive Director Group	$1,320,000(1)	(1)
Non-Executive Employee Group	--	--

(1)Under the 2000 Plan, each non-employee director shall be granted stock options to purchase that number of shares of Common Stock having a Black-Scholes value of up to $220,000, as determined by the Compensation Committee.

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PROPOSALS

Historical Equity Award Table

The following table sets forth the number of stock options, SARs, shares of restricted stock and restricted stock units granted over the lifetime of the 2000 Plan to the individuals and groups as indicated as of October 31, 2022:

Name and Position	Stock Options	SARs	Restricted Stock	Restricted Stock Units(1)
Michael D. Porcelain, President and Chief Executive Officer	571,375	-	14,231	457,210
Michael A. Bondi, Chief Financial Officer	103,550	-	4,863	144,555
Maria Hedden, Chief Operating Officer	-	-	-	57,574
Yelena Simonyuk, Chief Legal Officer	-	-	-	22,712
Nancy M. Stallone, Treasurer and Secretary	71,125	-	4,863	51,826
Fred Kornberg, Former Executive Chairman and Chief Executive Officer	1,845,500	-	90,954	661,230
Executive Group	103,660	-	18,076	713,985
Non-Executive Director Group	43,890	-	54,064	108,854
Non-Executive Employee Group	8,295,664	43,000	109,939	1,953,721

(1)Included in this column are 1,146,463 performance-based restricted stock units (at target). Under the terms of the performance-based restricted stock unit award agreements, the vesting level of the performance-based restricted stock units may range from 0% to 200% based on the Company’s performance during the three-year performance period.

Vote Required
The approval of an amendment to our 2000 Stock Incentive Plan to increase the number of shares of our Common Stock available under the 2000 Plan will require the affirmative vote of a majority of the shares of capital stock of the Company present in person or represented by proxy at the meeting, voting together as a single class, is required to approve this proposal. You may vote “For,” “Against,” or “Abstain” with respect to this proposal. Abstentions and broker non-votes are not considered votes cast on this proposal and will have no effect on the outcome of the vote on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE ON YOUR PROXY CARD
“FOR” THE APPROVAL OF AN AMENDMENT TO THE 2000 STOCK INCENTIVE PLAN
TO INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK AVAILABLE UNDER THE 2000 PLAN.

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PROPOSALS

PROPOSAL NO. 5 – APPROVAL OF THE THIRD AMENDED AND RESTATED COMTECH TELECOMMUNICATIONS CORP. 2001 EMPLOYEE STOCK PURCHASE PLAN
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Our Board of Directors recommends a vote FOR this proposal to increase the number of shares of our Common Stock issuable under the ESPP.

Background of Proposal 5
General

As of October 31, 2022, approximately 1,100 employees were eligible to participate in the Comtech Telecommunications Corp. Amended and Restated 2001 Employee Stock Purchase Plan (the “ESPP”). Due to many years of participation by our employees, the current authorized share pool under the ESPP is nearly exhausted. As of September 30, 2022, 91,074 shares remained available for purchase under the ESPP. Based on recent participation and share usage rates, we estimate that fewer than 30,000 shares will remain available for purchase by September 30, 2023.

Our Board of Directors approved, subject to the receipt of stockholder approval, an amendment and restatement of the ESPP (the “Amended ESPP”) to increase the maximum number of shares of our common stock (“Common Stock”) that are reserved for issuance thereunder by 250,000, from 1,050,000 to 1,300,000. The Board of Directors is proposing to increase the maximum share reserve to continue to give our employees the opportunity to acquire additional interests in, and a further incentive to promote, the growth of the Company. This increase is intended to continue to provide eligible employees of the Company and our subsidiaries with the opportunity to purchase shares of our Common Stock at a discount through payroll deductions in accordance with the terms of the ESPP. Directors and Executive Officers of the Company are not permitted to participate in the ESPP.

The ESPP was originally approved by our Stockholders at our Fiscal 2000 Annual Meeting of Stockholders on December 12, 2000, and was amended and restated effective January 1, 2016 following Stockholder approval of an amendment and restatement at our Fiscal 2015 Annual Meeting of Stockholders, and subsequently amended again effective on the date of our Fiscal 2018 Annual Meeting. If Stockholders approve the Amended ESPP, it will become effective on the date of our Fiscal 2022 Annual Meeting. If the Amended ESPP is not approved, the ESPP as currently in effect will remain in effect.

Description of the ESPP

The following is a summary of the material features of the Amended ESPP. The following summary does not purport to be complete and is qualified in its entirety by reference to the terms of the Amended ESPP, a copy of which is annexed to this proxy statement as Appendix B.

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PROPOSALS

Eligibility. All of our employees and employees of our participating subsidiaries will be eligible to participate in the Amended ESPP if the employee has been continuously employed for at least one year as of the first day of an offering period and meets other minimum eligibility requirements specified in the Amended ESPP. However, the following employees will not be eligible to participate in the Amended ESPP: (i) any employee whose customary employment is twenty (20) hours or less per week or not more than five months during a calendar year; (ii) any employee who, immediately after any Offering Date (as defined below) would own stock or hold outstanding options to purchase stock possessing five percent or more of the total combined value or voting power of all classes of stock of the Company; and (iii) any officer or director who is a highly compensated employee within the meaning of Section 414(q) of the Internal Revenue Code of 1986, as amended (the “Code”) with compensation above a certain level or who is otherwise subject to the disclosure requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended. Also, in no event can an employee purchase shares of our Common Stock under the Amended ESPP and under all other employee stock purchase plans of the Company or any of our subsidiaries at a rate which exceeds $25,000 of the fair market value of such stock for each calendar year.

Shares Subject to the Amended ESPP. Subject to Stockholder approval of the Amended ESPP, an additional 250,000 shares of our Common Stock will be available for purchase under the Amended ESPP. If the Amended ESPP is approved, an aggregate of 1,300,000 shares of our Common Stock will be available for purchase under the Amended ESPP, subject to adjustment in the event of certain corporate events as described below. As of September 30, 2022, 958,926 shares of our Common Stock had been issued under the ESPP. Purchases of shares of our Common Stock under the ESPP may be made on the open market or through the delivery of treasury shares or newly-issued and authorized shares, as determined by the Company.

On October 31, 2022, the closing price of our Common Stock on the Nasdaq Global Select Market was $11.05 per share.

Administration. The Amended ESPP will be administered by a committee appointed by our Board of Directors (or, if no committee is appointed, the Board of Directors). The committee has the full power and authority, subject to the provisions of the Amended ESPP, to adopt rules and regulations it deems necessary for the administration of the Amended ESPP, and to interpret the provisions and supervise the administration of the Amended ESPP. All interpretations and determinations of the committee shall be made in its sole and absolute discretion based on the Amended ESPP plan document and will be final, binding and conclusive on all parties. The committee may, in its sole discretion, designate an agent to administer the Amended ESPP, purchase and sell shares of Common Stock in accordance with the provisions of the Amended ESPP, and keep records, send statements of account to employees and to perform other duties relating to the Amended ESPP, as the committee may request from time to time.

Adjustments. In the event of a merger, consolidation, reorganization, recapitalization, stock split, stock dividend or other change in the structure of our Common Stock, either our Board of Directors or the committee will make such adjustments as it deems appropriate and such determination will be binding for all purposes.

Participation in the Amended ESPP. The Amended ESPP permits eligible employees to purchase shares of Common Stock during certain offering periods, which generally encompass a calendar quarter. To become a participant in the Amended ESPP, an eligible employee must sign and deliver to the Company a payroll deduction authorization/subscription form on which the participant designates the portion of the employee’s eligible compensation (which cannot be less than $5.00 per week or more than 20% of the employee’s gross base salary (including payroll deductions under Sections 401(k) and 125 of the Code, but excluding overtime, bonuses and other extra compensation) per payroll period) that may be used to purchase shares of Common Stock during an offering period.

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PROPOSALS

Offering and Purchase Dates. A new and separate offering will be made on the first business day of January, April, July and October in each calendar year, each such date being herein referred to as an “Offering Date.” A “Purchase Date” as used herein refers to the last business day in the succeeding March for offerings made in January, the last business day in the succeeding June for offerings in April, the last business day in the succeeding September for offerings made in July and the last business day in the succeeding December for offerings made in October. Offerings will be reduced on a pro rata basis to the extent the authorized shares remaining under the Amended ESPP are not sufficient to enable the number of anticipated subscribers to subscribe to purchase at least 100 shares each.

The subscription by an eligible employee in any offering may not exceed 100 shares of our Common Stock (subject to any adjustments as described above). The purchase price per share with respect to each offering will be 85% of the fair market value of our Common Stock on (i) the Offering Date or (ii) the Purchase Date, whichever date provides the participant the lower price. “Fair market value” generally means the average of the closing bid and asked prices of our Common Stock on the applicable date, as reported by the Nasdaq Stock Market LLC. Options to purchase 100 shares of our Common Stock will be deemed granted to each participating employee as of the applicable Offering Date. As of the applicable Purchase Date, a participant’s option will be exercised automatically for the purchase of that number of full shares of Common Stock which the accumulated payroll deductions credited to his or her account at that time will purchase at the applicable price. Options not exercised as of the applicable Purchase Date will automatically lapse.

Funds paid into the Amended ESPP by participants are deposited in a special bank account known as the Comtech Employee Stock Purchase Plan Account. Such funds will be applied in accordance with the provisions of the Amended ESPP and will bear no interest. Any amount paid into the Amended ESPP in excess of the purchase price as determined on a Purchase Date will be credited to the employee's account for the next succeeding offering (unless a refund is otherwise requested by the employee or at the option of the Company). The issuance of shares of Common Stock to any plan participant will be recorded in the books and records of the Company (or its transfer agent) as soon as practicable after the applicable Purchase Date. Shares of common stock issued under the Amended ESPP will be in uncertificated form.

Any participating employee may cancel his or her participation in the Amended ESPP at any time by giving written notice of cancellation to the Company not less than 10 business days prior to any applicable Purchase Date. In such event, the amount then held for the employee in the Comtech Employee Stock Purchase Plan Account will be refunded without interest. A participating employee who cancels his or her participation in the Amended ESPP may subscribe in the manner set forth in the plan to subsequent offerings which commence at least six months after such cancellation.

Termination of Rights. Upon termination of a participant’s employment for any reason other than retirement, disability or death, the participant or his estate will be refunded the amount then held for him or her in the Comtech Employee Stock Purchase Plan Account. If termination is due to retirement, disability or death, the participant or his or her estate (in the case of death) may elect within thirty (30) days after such event to either (i) receive in cash the amount then held in the Comtech Employee Stock Purchase Plan Account, or (ii) have the amount then held applied to the purchase of as many full shares of Common Stock as such amount will purchase at the applicable purchase price determined as of the applicable Offering Date, and any remaining balance refunded. A failure to timely make such election will be treated as notice of cancellation and the amount then held for the participant will be refunded.

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PROPOSALS

Coordination with 401(k) Plan. If a participant makes a hardship withdrawal of employee deferral contributions under a 401(k) plan of the Company, a subsidiary or a parent corporation, to the extent required by such 401(k) plan, the participant’s payroll deductions and the purchase of shares of Common stock under the Amended ESPP will be suspended until the first payroll period following the applicable Offering Date commencing after the twelve (12) month period after the hardship withdrawal. If such a participant who elects a hardship withdrawal under the 401(k) plan has a cash balance accumulated in his or her Comtech Employee Stock Purchase Plan Account at the time of withdrawal that has not already been applied to purchase shares of Common Stock, the cash balance will be returned to the participant as soon as administratively practicable.

Amendment or Discontinuance of the Amended ESPP. Our Board of Directors has the right to amend, modify or terminate the ESPP at any time without notice, except that existing rights of employees may not be adversely affected and no amendment may, without approval by the Company’s Stockholders to the extent required by Section 423 of the Code: (i) increase the total number of shares of Common Stock to be offered (subject to the adjustment provisions under the Amended ESPP); (ii) change the formula for determining the price at which the shares will be paid; (iii) increase the maximum number of shares which an eligible employee may purchase; or (iv) extend the duration of the Amended ESPP. Unless sooner terminated, the Amended ESPP will terminate at the time that all of the shares of Common Stock reserved for issuance under the Amended ESPP (subject to adjustments as described above) have been issued under the terms of the Amended ESPP.

New Plan Benefits. Because benefits under the Amended ESPP depend on eligible employees’ elections to participate in the Amended ESPP and the fair market value of our Common Stock at various future dates, it is not possible to determine future benefits that will be received by employees under the Amended ESPP. Our executive officers and our non-employee directors are not eligible to participate in the ESPP. As disclosed above, under the terms of the ESPP, an eligible employee who participates in the ESPP may not purchase shares of our Common Stock in any calendar year with a maximum fair market value exceeding $25,000.

Certain Federal Income Tax Consequences Relating to the Amended ESPP

The following discussion of the principal U.S. federal income tax consequences with respect to the purchase of Common Stock under the Amended ESPP is based on statutory authority and judicial and administrative interpretations as of the date of this proxy statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. Therefore, the following is designed to provide only a general understanding of the material federal income tax consequences (state, local, estate and social security tax consequences are not addressed below). This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than those individuals who are taxed on a residence basis in a foreign country.

The Amended ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Under the Code, a participant will not realize income at the time the offering period commences or when the shares purchased under the Amended ESPP are transferred to him or her. If a participant disposes of such shares after two years from the date the offering of such shares commences and after one year from the date of the transfer of such shares to him or her, the participant will be required to include in income, as compensation for the year in which such disposition occurs, an amount equal to the lesser of (1) the excess of the fair market value of such shares at the time of the disposition over the purchase price, or (2) the excess of the fair market value of the shares at the commencement of the offering period over the purchase price at such time. The participant’s basis in the shares disposed of will be increased by an amount equal to the amount includable in his or her income as compensation, and any gain or loss computed with reference to such adjusted basis that is recognized at the time of the disposition should be treated as long-term capital gain or loss. In such event, we will not be entitled to any tax deduction.

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PROPOSALS

If a participant disposes of shares purchased under the Amended ESPP within such two-year or one-year period, the employee will be required to include in income, as compensation for the year in which such disposition occurs, an amount equal to the excess of the fair market value of such shares on the date of purchase over the purchase price. The employee’s basis in such shares disposed of will be increased by an amount equal to the amount includable in his or her income as compensation, and any gain or loss computed with reference to such adjusted basis that is recognized at the time of disposition will be a capital gain or loss, either short-term or long-term, depending on the holding period for such shares. In the event of a disposition within such two- year or one-year period, we will be entitled to a deduction equal to the amount that the participant is required to include in income as a result of such disposition.

The Amended ESPP is not subject to any of the requirements of ERISA. The Amended ESPP is not, nor is it intended to be, qualified under Section 401(a) of the Code.

Vote Required
The approval of the Third Amended and Restated Comtech Telecommunications Corp. 2001 Employee Stock Purchase Plan to increase the number of shares issuable under the ESPP will require the affirmative vote of a majority of the shares of capital stock of the Company present in person or represented by proxy at the meeting and voting thereon. You may vote “For,” “Against,” or “Abstain” with respect to this proposal. Abstentions and broker non-votes are not considered votes cast on this proposal and will have no effect on the outcome of the vote on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE ON THE YOUR PROXY CARD
“FOR” THE APPROVAL OF THE THIRD AMENDED AND RESTATED
COMTECH TELECOMMUNICATIONS CORP. 2001 EMPLOYEE STOCK PURCHASE PLAN (“ESPP”)
TO INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE ESPP.

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Appendix A

THE COMTECH TELECOMMUNICATIONS CORP.

2000 STOCK INCENTIVE PLAN

AMENDED AND RESTATED

EFFECTIVE DECEMBER 15, 2022

i

2.39	"Restricted Stock"	8
2.40	"Restricted Stock Unit" or “RSU”	8
2.41	"Restriction Period"	8
2.42	"Retirement"	8
2.43	"Rule 16b-3"	8
2.44	"Section 162(m) of the Code"	8
2.45	"Section 409A of the Code"	8
2.46	"Securities Act"	8
2.47	"Stock Appreciation Right" or "SAR"	8
2.48	"Stock Option" or "Option"	9
2.49	"Stock Unit"	9
2.50	"Subsidiary"	9
2.51	"Tandem Stock Appreciation Right"	9
2.52	"Ten Percent Stockholder"	9
2.53	"Termination"	9
2.54	"Termination of Consultancy"	9
2.55	"Termination of Directorship"	9
2.56	"Termination of Employment"	10
2.57	"Transfer"	10
2.58	"Treasury Rate"	10
ARTICLE III ADMINISTRATION		10
3.1	The Committee	10
3.2	Grants of Awards	10
3.3	Guidelines	12
3.4	Decisions Final	12
3.5	Reliance on Counsel	12
3.6	Procedures	12
3.7	Designation of Consultants/Liability	13
ARTICLE IV SHARE AND OTHER LIMITATIONS		14
4.1	Shares	14
4.2	Changes	16
4.3	Minimum Purchase Price	18
4.4	Assumption of Awards	18
4.5	Minimum Restriction and Vesting Period	19
4.6	Dividends and Dividend Equivalents	19
ARTICLE V ELIGIBILITY		20
5.1	General Eligibility	20
5.2	Incentive Stock Options	20
5.3	Non-Employee Directors	20
5.4	Service Recipient Stock	20
ARTICLE VI STOCK OPTIONS		21
6.1	Stock Options	21
6.2	Grants	21
6.3	Terms of Stock Options	21
ARTICLE VII STOCK APPRECIATION RIGHTS		24
7.1	Tandem Stock Appreciation Rights	24

7.2	Terms and Conditions of Tandem Stock Appreciation Rights	24
7.3	Non-Tandem Stock Appreciation Rights	25
7.4	Terms and Conditions of Non-Tandem Stock Appreciation Rights	25
7.5	Limited Stock Appreciation Rights	26
ARTICLE VIII RESTRICTED STOCK		27
8.1	Awards of Restricted Stock	27
8.2	Awards and Certificates	27
8.3	Restrictions and Conditions on Restricted Stock Awards	28
ARTICLE IX PERFORMANCE SHARES		29
9.1	Award of Performance Shares	29
9.2	Terms and Conditions	30
ARTICLE X CASH INCENTIVE AWARDS AND PERFORMANCE UNITS		31
10.1	Cash Incentive Awards	31
10.2	Awards of Performance Units	32
10.3	Terms and Conditions	32
ARTICLE XI OTHER STOCK-BASED AWARDS		35
11.1	Other Awards	35
11.2	Terms and Conditions	35
ARTICLE XII NON-TRANSFERABILITY AND TERMINATION OF EMPLOYMENT/CONSULTANCY		37
12.1	Non-Transferability	37
12.2	Termination of Employment or Termination of Consultancy	38
ARTICLE XIII NON-EMPLOYEE DIRECTOR GRANTS		40
13.1	Awards	40
13.2	Stock Option Grants	40
13.3	Non-Qualified Stock Option	41
13.4	Terms of Stock Options	41
13.5	Terms of Restricted Stock Units	45
13.6	Terms of Restricted Stock Awards	48
13.7	Terms of Stock Units	52
13.8	Changes	54
ARTICLE XIV CHANGE IN CONTROL PROVISIONS		55
14.1	Benefits	55
14.2	Change in Control	57
ARTICLE XV TERMINATION OR AMENDMENT OF PLAN		58
ARTICLE XVI UNFUNDED PLAN		59
16.1	Unfunded Status of Plan	59
ARTICLE XVII GENERAL PROVISIONS		59
17.1	Legend	59
17.2	Other Plans	59
17.3	Right to Employment/Directorship/Consultancy	59
17.4	Withholding of Taxes	60
17.5	Listing and Other Conditions	60
17.6	Governing Law	60
17.7	Construction	61
17.8	Other Benefits	61

17.9	Costs	61
17.10	No Right to Same Benefits	61
17.11	Death/Disability	61
17.12	Section 16(b) of the Exchange Act	61
17.13	Section 409A of the Code	62
17.14	Severability of Provisions	62
17.15	Headings and Captions	63
17.16	Electronic Communications	63
ARTICLE XVIII EFFECTIVE DATE OF PLAN		63
ARTICLE XIX TERM OF PLAN		65

THE COMTECH TELECOMMUNICATIONS CORP.

2000 STOCK INCENTIVE PLAN
AMENDED AND RESTATED

EFFECTIVE DECEMBER 15, 2022
ARTICLE I
PURPOSE
The purpose of The Comtech Telecommunications Corp. 2000 Stock Incentive Plan is to enhance the profitability and value of the Company for the benefit of its stockholders by enabling the Company: (i) to offer employees of, and Consultants to, the Company and its Affiliates stock-based incentives and other equity interests in the Company and cash-based incentive Awards, thereby creating a means to attract, retain, motivate and reward such individuals and, through awards with a value based on the value of Company stock, to strengthen the mutuality of interests between such individuals and the Company's stockholders; and (ii) to make equity based awards to Non-Employee Directors, thereby creating a means to attract, retain and reward such Non-Employee Directors and strengthen the mutuality of interests between Non-Employee Directors and the Company's stockholders.
ARTICLE II

DEFINITIONS

For purposes of this Plan, the following terms shall have the following meanings:
2.1     "Acquisition Event" has the meaning set forth in Section 4.2(d).
2.2     "Affiliate" means each of the following: (i) any Subsidiary; (ii) any Parent; (iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; and (iv) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an "Affiliate" by resolution of the Committee.

2.3     "Award" means any award under this Plan of any: (i) Stock Option; (ii) Stock Appreciation Right; (iii) Restricted Stock; (iv) Performance Share; (v) Performance Unit; (vi) Restricted Stock Unit; (vii), Stock Unit, (viii) Other Stock-Based Award; (ix) other award providing benefits similar to (i) through (viii) designed to meet the requirements of a Foreign Jurisdiction; or (x) cash incentive Award awarded under Section 10.1. An Award other than a cash incentive Award is referred to as an “Equity Award.”
2.4     "Board" means the Board of Directors of the Company.
2.5     "Cause" means, with respect to a Participant's Termination of Employment or Termination of Consultancy: (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award (or where there is such an agreement but it does not define "cause" (or words of like import)), termination due to a Participant's commission of a fraud or a felony in connection with his or her duties as an employee of the Company or an Affiliate, willful misconduct or any act of disloyalty, dishonesty, fraud, breach of trust or confidentiality as to the Company or an Affiliate or any other act which is intended to cause or may reasonably be expected to cause economic or reputational injury to the Company or an Affiliate; or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "cause" (or words of like import), as defined under such agreement; provided, however, that with regard to any agreement that conditions "cause" on occurrence of a change in control, such definition of "cause" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. With respect to a Participant's Termination of Directorship, "cause" shall mean an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.
2.6     "Change in Control" has the meaning set forth in Article XIV.
2.7     "Code" means the Internal Revenue Code of 1986, as amended. Any reference to any section of the Code shall also be a reference to any successor provision.

2.8     "Committee" means: (a) with respect to the application of this Plan to Eligible Employees and Consultants, a committee or subcommittee of the Board appointed from time to time by the Board, which committee or subcommittee shall consist of two or more Non-Employee Directors, each of whom is intended to be, (i) to the extent required by Rule 16b-3, a "non-employee director" as defined in Rule 16b-3, (ii) to the extent required by Section 162(m) of the Code and any regulations thereunder, an "outside director" as defined under Section 162(m) of the Code, (iii) an “independent director” under applicable stock exchange rules, and (iv) as may be applicable, “independent” as provided pursuant to the rules promulgated by the Securities and Exchange Commission under The Dodd-Frank Wall Street Reform and Consumer Protection Act; provided, however, that if and to the extent that no Committee exists which has the authority to administer this Plan, the functions of the Committee shall be exercised by the Board and all references herein to the Committee shall be deemed to be references to the Board; and (b) with respect to the application of this Plan to Non-Employee Directors, the Board. If for any reason the appointed Committee does not meet any of the requirements of clauses (a)(i) – (iv) above, such noncompliance shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.
2.9     "Common Stock" means the common stock, $.10 par value per share, of the Company.
2.10     "Company" means Comtech Telecommunications Corp., a Delaware corporation, and its successors by operation of law.
2.11     "Consultant" means any advisor or consultant to the Company or its Affiliates.

2.12     "Detrimental Activity" means (a) the disclosure to anyone outside the Company or its Affiliates, or the use in any manner other than in the furtherance of the Company's or its Affiliate's business, without written authorization from the Company, of any confidential information or proprietary information, relating to the business of the Company or its Affiliates, acquired by a Participant prior to the Participant's Termination; (b) activity while employed by, or otherwise providing services to, the Company or its Affiliates that results, or if known could result, in the Participant's Termination that is classified by the Company as a Termination for Cause; (c) any attempt, directly or indirectly, to solicit, induce or hire (or the identification for solicitation, inducement or hire of) any non-clerical employee of the Company or its Affiliates to be employed by, or to perform services for, the Participant or any person or entity with which the Participant is associated (including, but not limited to, due to the Participant's employment by, consultancy for, directorship with, equity interest in, or creditor relationship with such person or entity) or any person or entity from which the Participant receives direct or indirect compensation or fees as a result of such solicitation, inducement or hire (or the identification for solicitation, inducement or hire) without, in all cases, written authorization from the Company; (d) any attempt, directly or indirectly, to solicit in a competitive manner any current or prospective customer of the Company or its Affiliates without, in all cases, written authorization from the Company; (e) the Participant's Disparagement, or inducement of others to do so, of the Company or its Affiliates or their past and present officers, directors, employees or products; (f) without written authorization from the Company, the rendering of services for any organization, or engaging, directly or indirectly, in any business, which is competitive with the Company or its Affiliates, or which organization or business, or the rendering of services to such organization or business, is otherwise prejudicial to or in conflict with the interests of the Company or its Affiliates, (g) breach of any agreement between the Participant and the Company or an Affiliate (including, without limitation, any employment agreement or non-competition or non-solicitation agreement), or (h) for Awards granted on or after September 21, 2011, a violation of the Company’s Standards of Business Conduct as adopted by the Company from time to time and as in effect on the date the Award is granted. Unless otherwise determined by the Committee at grant, Detrimental Activity shall not be deemed to occur after the end of the one-year period following the Participant's Termination. For purposes of subsections (a), (c), (d) and (f) above, the Chief Executive Officer and the General Counsel of the Company shall each have authority to provide the Participant with written authorization to engage in the activities contemplated thereby and no other person shall have authority to provide the Participant with such authorization.
2.13     "Disparagement" means making comments or statements to the press, the Company's or its Affiliates' employees, consultants or any individual or entity with whom the Company or its Affiliates has a business relationship which would adversely affect in any manner: the conduct of the business of the Company or its Affiliates (including, without limitation, any products or business plans or prospects), or the business reputation of the Company or its Affiliates, or any of their products, or their past or present officers, directors or employees.

2.14     "Disability" means, with respect to an Eligible Employee, Consultant or Non-Employee Director, a permanent and total disability, as determined by the Committee in its sole discretion, provided that in no event shall any disability that is not a permanent and total disability, as defined in Section 22(e)(3) of the Code, shall be treated as a Disability. A Disability shall only be deemed to occur at the time of the determination by the Committee of the Disability. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that a Participant is disabled under Section 409A(a)(2)(C)(i) of the Code.
2.15     "Effective Date" means the effective date of this Plan as defined in Article XVIII.
2.16     "Eligible Employee" means each employee of the Company or an Affiliate.
2.17     "Exchange Act" means the Securities Exchange Act of 1934, as amended. Any references to any section of the Exchange Act shall also be a reference to any successor provision.
2.18     "Family Member" shall mean "family member" as defined in Section A1(a)(5) of the general instructions of Form S-8.

2.19     "Fair Market Value" means, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date, the last sales price for the Common Stock or the average of trading prices for Common Stock on the applicable date, as specified by the Committee: (i) as reported on the principal national securities exchange on which it is then traded or The Nasdaq Stock Market LLC or (ii) if not traded on any such national securities exchange or The Nasdaq Stock Market LLC as quoted on an automated quotation system sponsored by the Financial Industry Regulatory Authority. If the Common Stock is not readily tradable on a national securities exchange, The Nasdaq Stock Market LLC or any automated quotation system sponsored by the Financial Industry Regulatory Authority, its Fair Market Value shall be set in good faith by the Committee. Notwithstanding anything herein to the contrary, "Fair Market Value" means the price for Common Stock set by the Committee in good faith based on reasonable methods set forth under Section 422 of the Code or Section 409A of the Code, as applicable, and the regulations thereunder including, without limitation, a method utilizing the average of prices of the Common Stock reported on the principal national securities exchange on which it is then traded during a reasonable period designated by the Committee. For purposes of the grant of any Stock Option or Stock Appreciation Right, the applicable date shall be the date of grant of the Stock Option or Stock Appreciation Right (which must be at or after the date on which such grant is duly authorized) or, if so specified by the Committee, the latest trading date for which the last sales price or average trading price is available at the time of grant, provided that for purposes of the exercise of any Stock Option or Stock Appreciation Right, the applicable date shall be the date a notice of exercise is received by the Secretary of the Company or, if not a day on which the applicable market is open, the next day that it is open. For purposes of the conversion of a Performance Unit to shares of Common Stock for reference purposes, the applicable date shall be the date determined by the Committee in accordance with Section 10.2.
2.20     "Foreign Jurisdiction" means any jurisdiction outside of the United States including, without limitation, countries, states, provinces and localities.
2.21     "Incentive Stock Option" means any Stock Option awarded to an Eligible Employee under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.
2.22     "Limited Stock Appreciation Right" means an Award of a limited Tandem Stock Appreciation Right or a Non-Tandem Stock Appreciation Right made pursuant to Section 7.5 of this Plan.
2.23     "Non-Employee Director" means a director of the Company who is not an active employee of the Company or an Affiliate and who is not an officer, director or employee of the Company or any Affiliate.

2.24     "Non-Qualified Stock Option" means any Stock Option awarded under this Plan that is not an Incentive Stock Option.
2.25     "Non-Tandem Stock Appreciation Right" means a Stock Appreciation Right entitling a Participant to receive an amount in cash or Common Stock (as determined by the Committee in its sole discretion) equal to the excess of: (i) the Fair Market Value of a share of Common Stock as of the date such right is exercised, over (ii) the aggregate exercise price of such right.
2.26     "Other Stock-Based Award" means an Award of Common Stock and other Awards made pursuant to Article XI that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock, including, without limitation, an Award valued by reference to performance of an Affiliate.
2.27     "Ownership Guidelines" means the guidelines adopted by the Board from time to time setting forth the minimum amount of Company stock that Non-Employee Directors are required to own.
2.28     "Parent" means any parent corporation of the Company within the meaning of Section 424(e) of the Code.
2.29     "Participant" means any Eligible Employee or Consultant to whom an Award has been made under this Plan and each Non-Employee Director of the Company; provided, however, that a Non-Employee Director shall be a Participant for purposes of the Plan solely with respect to awards of Stock Options, Restricted Stock, Stock Units or Restricted Stock Units pursuant to Article XIII.
2.30     "Performance Criteria" has the meaning set forth in Exhibit A.
2.31     "Performance Cycle" has the meaning set forth in Section 10.1.
2.32     "Performance Goal" means the objective performance goals established by the Committee in accordance with Section 162(m) of the Code and based on one or more Performance Criteria.
2.33     "Performance Period" has the meaning set forth in Section 9.1.
2.34     "Performance Share" means an Award made pursuant to Article IX of this Plan of the right to receive Common Stock or, as determined by the Committee in its sole discretion, cash of an equivalent value at the end of the Performance Period or thereafter.
2.35     "Performance Unit" means an Award made pursuant to Article X of this Plan of the right to receive a fixed dollar amount, payable in cash or Common Stock (or a combination of both) as determined by the Committee in its sole discretion, at the end of a specified Performance Unit Cycle or thereafter.

2.36     "Performance Unit Cycle" has the meaning set forth in Section 10.2.
2.37     "Plan" means The Comtech Telecommunications Corp. 2000 Stock Incentive Plan.
2.38     "Reference Stock Option" has the meaning set forth in Section 7.1.
2.39     "Restricted Stock" means an Award of shares of Common Stock under this Plan that is subject to restrictions under Article VIII or Article XIII.
2.40     "Restricted Stock Unit" or “RSU” means an Award of a restricted stock unit under this Plan that is granted in accordance with and subject to restrictions under Article XI with respect to Eligible Employees and Consultants, and Article XIII with respect to Non-Employee Directors, which is a unit of measurement equivalent to one share of Common Stock but with none of the attendant rights of a holder of a share of Common Stock until a share of Common Stock is ultimately distributed in payment of the obligation (other than a right to receive dividend equivalent amounts as determined by the Committee).
2.41     "Restriction Period" has the meaning set forth in Section 8.3(a) with respect to Restricted Stock.
2.42     "Retirement" means a Termination of Employment or Termination of Consultancy other than a termination for Cause or due to death or Disability by a Participant at or after age 65 or such earlier date after age 50 as may be approved by the Committee with regard to such Participant. With respect to a Participant's Termination of Directorship, Retirement shall mean the failure to stand for reelection or the failure to be reelected at or after a Participant has attained age 65 or, with the consent of the Board, before age 65 but after age 50.
2.43     "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.
2.44     "Section 162(m) of the Code" means Section 162(m) of the Code and any Treasury regulations thereunder.
2.45     "Section 409A of the Code" means Section 409A of the Code and any Treasury regulations thereunder.
2.46     "Securities Act" means the Securities Act of 1933, as amended. Any reference to any section of the Securities Act shall also be a reference to any successor provision.
2.47     "Stock Appreciation Right" or "SAR" means the right pursuant to an Award granted under Article VII.

2.48     "Stock Option" or "Option" means any option to purchase shares of Common Stock granted to Eligible Employees or Consultants under Article VI or to Non-Employee Directors under Article XIII.
2.49     "Stock Unit" means an Award of a stock unit under this Plan that is granted in accordance with and subject to restrictions under Article XI with respect to Eligible Employees and Consultants, and Article XIII with respect to Non-Employee Directors, which is a unit of measurement equivalent to one share of Common Stock but with none of the attendant rights of a holder of a share of Common Stock until a share of Common Stock is ultimately distributed in payment of the obligation (other than a right to receive dividend equivalent amounts as determined by the Committee).
2.50     "Subsidiary" means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.
2.51     "Tandem Stock Appreciation Right" means a Stock Appreciation Right entitling the holder to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in cash or Common Stock (as determined by the Committee in its sole discretion) equal to the excess of: (i) the Fair Market Value, on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), over (ii) the aggregate exercise price of such Stock Option (or such portion thereof).
2.52     "Ten Percent Stockholder" means a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its Subsidiaries or its Parent.
2.53     "Termination" means a Termination of Consultancy, Termination of Directorship or Termination of Employment, as applicable.
2.54     "Termination of Consultancy" means, with respect to a Consultant, that the Consultant is no longer acting as a consultant to the Company or an Affiliate. In the event an entity shall cease to be an Affiliate, there shall be deemed a Termination of Consultancy of any individual who is not otherwise a Consultant to the Company or another Affiliate at the time the entity ceases to be an Affiliate. In the event that a Consultant becomes an Eligible Employee or a Non-Employee Director upon the termination of his consultancy, the Committee, in its sole and absolute discretion, may determine that no Termination of Consultancy shall be deemed to occur until such time as such Consultant is no longer a Consultant or an Eligible Employee.
2.55     "Termination of Directorship" means, with respect to a Non-Employee Director, that the Non-Employee Director has ceased to be a director of the Company. In the event that a Non-Employee Director becomes an Eligible Employee or a Consultant upon the termination of his directorship, the Committee, in its sole and absolute discretion, may determine that no Termination of Directorship shall be deemed to occur until such time as such Non-Employee Director is no longer an Eligible Employee or Consultant.

2.56     "Termination of Employment" means: (i) a termination of employment (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates; or (ii) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant otherwise is, or thereupon becomes, employed by the Company or another Affiliate. In the event that an Eligible Employee becomes a Consultant or Non-Employee Director upon the termination of his employment, the Committee, in its sole and absolute discretion, may determine that no Termination of Employment shall be deemed to occur until such time as such Eligible Employee is no longer an Eligible Employee or a Consultant.
2.57     "Transfer" means anticipate, alienate, attach, sell, assign, pledge, encumber, charge, hypothecate or otherwise transfer and “Transferred” has a correlative meaning.
2.58     "Treasury Rate" means the interest rate payable on three-year notes issued by the United States Treasury with an issuance date that is closest to the first day of the relevant fiscal year, as reported by the U.S. Department of the Treasury on its website, http://www.treasurydirect.gov or such other official website maintained by the U.S. Department of the Treasury at such time.
ARTICLE III

ADMINISTRATION

3.1     The Committee. The Plan shall be administered and interpreted by the Committee. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 and Section 162(m) of the Code shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

3.2     Grants of Awards. The Committee shall have full authority to grant to Eligible Employees and Consultants, pursuant to the terms of this Plan: (i) Stock Options; (ii) Tandem Stock Appreciation Rights and Non-Tandem Stock Appreciation Rights; (iii) Restricted Stock; (iv) Performance Shares; (v) Performance Units; (vi) Restricted Stock Units; (vii) Stock Units; (viii) Other Stock-Based Awards; (ix) other awards providing benefits similar to (i) through (viii) designed to meet the requirements of Foreign Jurisdictions; and (x) cash incentive Awards under Section 10.1. All Equity Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant. In particular, the Committee shall have the authority:
(a)     to select the Eligible Employees and Consultants to whom Awards may from time to time be granted hereunder;
(b)     to determine whether and to what extent Awards, including any combination of two or more Awards, are to be granted hereunder to one or more Eligible Employees or Consultants;

(c)     to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Equity Award granted hereunder;
(d)     to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof and any forfeiture restrictions or waiver thereof, regarding any Award and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);
(e)     to determine whether and under what circumstances a Stock Option may be settled in cash, Common Stock and/or Restricted Stock under Section 6.3(d) or, with respect to Stock Options granted to Non-Employee Directors, Section 13.4(d);
(f)     to the extent permitted by law, to determine whether, to what extent and under what circumstances to provide loans (which shall bear interest at the rate the Committee shall provide) to Eligible Employees and Consultants in order to exercise Stock Options under this Plan or to purchase Awards under this Plan (including shares of Common Stock);
(g)     to determine whether a Stock Option is an Incentive Stock Option or Non-Qualified Stock Option, whether a Stock Appreciation Right is a Tandem Stock Appreciation Right or Non-Tandem Stock Appreciation Right or whether an Award is intended to satisfy Section 162(m) of the Code;
(h)     to determine whether to require an Eligible Employee or Consultant, as a condition of the granting of any Award, not to sell or otherwise dispose of shares of Common Stock acquired pursuant to the exercise of an Option or an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award;
(i)     to modify, extend or renew an Award, subject to Article XV herein, provided, however, that if an Award is modified, extended or renewed and thereby deemed to be the issuance of a new Award under the Code or the applicable accounting rules, the exercise price of an Award may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal; provided further, however, that such Award may be restructured to comply with Section 409A of the Code to avoid any adverse tax consequences, to the extent applicable;
(j)     to determine the form of any Award agreement or other document or notice related to this Plan, and whether that document, including signatures, may be in electronic form in accordance with Section 17.16 herein; and

(k)     to determine, subject to Sections 12.1 and 17.11, whether and under what circumstances (consistent with the terms of the Plan) a Participant shall be entitled to designate a beneficiary to receive the Participant’s outstanding Award(s) or exercise the Participant’s rights under the Participant’s outstanding Award(s) following the death of the Participant.
3.3     Guidelines. Subject to Article XV hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to effectuate the purpose and intent of this Plan. The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to, the taxes of, Foreign Jurisdictions to comply with applicable tax and securities laws and may impose any limitations and restrictions that it deems necessary to comply with the applicable tax and securities laws of such Foreign Jurisdictions. To the extent applicable, this Plan is intended to comply with Section 162(m) of the Code and the applicable requirements of Rule 16b-3 and shall be limited, construed and interpreted in a manner so as to comply therewith.
3.4     Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.
3.5     Reliance on Counsel. The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.
3.6     Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

3.7     Designation of Consultants/Liability.
(a)     The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and may grant authority to officers to execute agreements or other documents on behalf of the Committee.
(b)     The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any employee of the Company designated pursuant to paragraph (a) above shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer of the Company or member or former member of the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted under it. To the maximum extent permitted by applicable law or the Certificate of Incorporation or By-Laws of the Company and to the extent not covered by insurance, each officer and member or former member of the Committee shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with this Plan, except to the extent arising out of such officer's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or any Affiliate. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

ARTICLE IV
SHARE AND OTHER LIMITATIONS
4.1     Shares.
(a)     General Limitation. The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan or with respect to which Equity Awards may be granted shall not exceed 11,962,500 shares of Common Stock (subject to any increase or decrease pursuant to Section 4.2) with respect to all types of Equity Awards (such aggregate number of shares includes shares already issued pursuant to Equity Awards granted under the Plan since its original inception). The shares of Common Stock available under this Plan may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of the Company.
(b)     Share Recycling (subject to Section 4.1(c) Limitations on Share Recycling).
If any Stock Option or Stock Appreciation Right granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full or, with respect to Stock Options, the Company repurchases any Stock Option, the number of shares of Common Stock underlying such unexercised or repurchased Stock Option or any unexercised Stock Appreciation Right shall again be available for the purposes of Equity Awards under this Plan. If any shares of Restricted Stock, Performance Shares, Performance Units, Restricted Stock Units or Stock Units awarded under this Plan to a Participant are forfeited or repurchased by the Company for any reason, the number of forfeited or repurchased shares of Restricted Stock, or shares of Common Stock underlying any Performance Share, Performance Unit, Restricted Stock Unit or Stock Unit Awards shall again be available for the purposes of Equity Awards under this Plan. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan.

(c)     Limitations on Share Recycling.
Notwithstanding anything else herein, (i) the total number of Stock Options, Stock Appreciation Rights or Other Stock-Based Awards (subject to exercise) that have been exercised, regardless of whether any of the shares of Common Stock underlying such Awards are not actually issued to the Participant as the result of a net settlement, (ii) the total number of shares of Common Stock underlying any stock-settled Stock Appreciation Right that has been exercised regardless of whether a lesser number of shares of Common Stock have been delivered, (iii) any shares of Common Stock used to pay any exercise price on any Award granted under the Plan that is subject to exercise (including, without limitation, any Stock Options, Stock Appreciation Rights or Other Stock-Based Awards (subject to exercise)) and (iv) any shares of Common Stock used to satisfy tax withholding obligation with respect to any and all Awards granted under the Plan, shall in each case be counted against the limits set forth in Section 4.1(a) and shall no longer be available for purposes of granting Equity Awards under this Plan. In addition, shares of Common Stock repurchased by the Company on the open market using proceeds from the exercise of any Award shall not increase the number of shares available for future grant of Awards hereunder.
(d)     Individual Participant Limitations.     (i)     The maximum number of shares of Common Stock subject to any Award of Stock Options, Stock Appreciation Rights, Performance Shares or shares of Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is subject to the attainment of Performance Goals in accordance with Section 8.3(a)(ii) herein which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee or Consultant shall be 375,000 shares per type of Award (which shall be subject to any increase or decrease pursuant to Section 4.2), provided that the maximum number of shares of Common Stock for all types of Equity Awards does not exceed 375,000 (which shall be subject to any increase or decrease pursuant to Section 4.2) during any fiscal year of the Company. If a Tandem Stock Appreciation Right is granted or a Limited Stock Appreciation Right is granted in tandem with a Stock Option, it shall apply against the Eligible Employee's or Consultant's individual share limitations for both Stock Appreciation Rights and Stock Options.
(ii)    There are no annual individual Eligible Employee or Consultant share limitations on Restricted Stock for which the grant of such Award or the lapse of the relevant Restriction Period is not subject to attainment of Performance Goals in accordance with Section 8.3(a)(ii) hereof.
(iii)    Performance Units payable solely in cash shall be deemed to be cash incentive awards subject to the limitation in Section 4.1(d)(v), and Performance Units payable in cash or in shares of Common Stock shall be subject to the limitation in Section 4.1(d)(i) unless the Committee has, no later than the time performance goals are specified for the Performance Units, designated such Performance Units as cash incentive awards potentially settleable in shares, in which case the Performance Units shall be subject to the limitation in Section 4.1(d)(v).

(iv)    The individual Participant limitations set forth in this Section 4.1(d)(i) – (iv) shall be cumulative; that is, to the extent that shares of Common Stock for which Equity Awards are permitted to be granted to an Eligible Employee or a Consultant during a fiscal year are not covered by an Award to such Eligible Employee or Consultant in a fiscal year, the number of shares of Common Stock available for Equity Awards to such Eligible Employee or Consultant shall automatically increase in the subsequent fiscal years during the term of the Plan until used.
(v)    The maximum potential amount earnable under all cash incentive Awards granted under this Plan for any fiscal year of the Company to each Eligible Employee shall be such Eligible Employee’s “Annual Limit,” which in each fiscal year shall be $4 million plus the amount of the Eligible Person's unused Annual Limit as of the close of the previous fiscal year. This limitation is separate and not affected by the number of Awards granted during such fiscal year subject to the limitations under Section 4.1(d)(i) – (iv). For this purpose, (i) the potential amount earnable means the maximum amount potentially payable, without regard to whether it is to be paid currently or on a deferred basis or continues to be subject to any service requirement or other non-performance condition, (ii) a Participant's Annual Limit is used to the extent an amount may be potentially earned or paid under a cash incentive Award, regardless of whether such amount is in fact earned or paid, and (iii) a cash incentive Award is “granted” for the earliest fiscal year included in the Performance Cycle for that Award, regardless of whether the terms of the Award do or do not create a legal right on the part of the Participant ultimately to receive a payment with respect to such Award.

4.2     Changes.
(a)     The existence of this Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or any Affiliate, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company or any Affiliate, any sale or transfer of all or part of the assets or business of the Company or any Affiliate or any other corporate act or proceeding.

(b)     Subject to the provisions of Section 4.2(d), in the event of any such change in the capital structure or business of the Company by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, recapitalization, or other change in the capital structure of the Company, merger, consolidation, spin-off, reorganization, partial or complete liquidation, issuance of rights or warrants to purchase any Common Stock or securities convertible into Common Stock, or any other corporate transaction or event having an effect similar to any of the foregoing and effected with or without receipt of consideration by the Company, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Stock Option or other Awards granted under this Plan and the purchase price thereof, the per share performance goals established under any Award, the number and kind of shares to be issued to Non-Employee Directors pursuant to Article XIII, and the individual participation limits set forth in Section 4.1(d) (other than those based on cash limitations) shall be appropriately adjusted consistent with such change in such manner as the Committee deems equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan, and any such adjustment shall be final, binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns. In furtherance of the foregoing, each outstanding Award shall confer on the Participant a legal right to an appropriate adjustment of the Award in the event of an “equity restructuring” within the meaning of FASB ASC Topic 718. Notwithstanding the foregoing, the Committee shall not make any adjustments pursuant to this Section 4.2 that would subject a Participant to additional tax or penalties under Section 409A of the Code, without the Participant’s consent.
(c)     Fractional shares of Common Stock resulting from any adjustment in Options or Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

(d)     In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate all outstanding Stock Options and Stock Appreciation Rights, effective as of the date of the Acquisition Event, by delivering notice of termination to each Participant at least 30 days prior to the date of consummation of the Acquisition Event, in which case during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Stock Options and Stock Appreciation Rights that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Stock Option or Award Agreements), but any such exercise shall be contingent upon and subject to the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise pursuant thereto shall be null and void.
If an Acquisition Event occurs but the Committee does not terminate the outstanding Stock Options and Stock Appreciation Rights pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply.
4.3     Minimum Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.
4.4     Assumption of Awards. Awards that were granted prior to the Effective Date under the (i) Comtech Telecommunications Corp. 1982 Incentive Stock Option Plan (the "1982 Plan"), and (ii) the Comtech Telecommunications Corp. 1993 Incentive Stock Option Plan, as amended, shall be transferred and assumed by this Plan as of the Effective Date. Notwithstanding the foregoing, such Awards shall continue to be governed by the terms of the applicable agreement in effect prior to the Effective Date.

4.5     Minimum Restriction and Vesting Period. Notwithstanding any other provision of the Plan to the contrary, effective September 21, 2011, with respect to any Award of Restricted Stock, Performance Shares, Performance Units, Restricted Stock Units, or Other Stock-Based Award which by its terms does not require the recipient of the Award to pay a per share exercise price or purchase price equal to the Fair Market Value of the underlying Common Stock at the grant date (collectively, “Full-Value Awards”), (i) the Restriction Period with respect to any such Award of Restricted Stock, (ii) the Performance Period with respect to any such Award of Performance Shares, (iii) the Performance Unit Cycle with respect to any such Award of Performance Units and (iv) the vesting period with respect to any such Restricted Stock Unit or any such Other Stock-Based Award that is payable in shares of Common Stock granted on or after such date shall be no less than one year;  provided , that, subject to the terms of the Plan, the Committee may (at the time of grant or thereafter) provide for the earlier lapsing of restrictions or the vesting of the Full-Value Award in the event of a Change of Control or a Participant’s Retirement, death or Disability; and  provided   further , that, subject to the limitations set forth in Section 4.1(a), Full-Value Awards with respect to up to five percent (5%) of the total number of Shares reserved for Awards under the Plan may be granted that are not subject to the foregoing limitations.
4.6     Dividends and Dividend Equivalents. Notwithstanding any other provision of the Plan to the contrary, any rights granted hereunder to a Participant under an Award granted on or after September 21, 2011 to receive or retain dividends or dividend equivalents with respect to the shares of Common Stock underlying any Full-Value Award (with respect to which the lapsing of the restrictions subject thereto or the vesting thereof is based (in whole or in part) on the attainment of one or more Performance Goals), shall be subject to the same vesting and/or forfeiture conditions (performance-based, service-based or otherwise) as are applicable to such Full-Value Award.

ARTICLE V

ELIGIBILITY

5.1     General Eligibility. All Eligible Employees and Consultants and prospective employees of and Consultants to the Company and its Affiliates are eligible to be granted Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Performance Units, Restricted Stock Units, Stock Units, Other Stock-Based Awards, awards providing benefits similar to each of the foregoing designed to meet the requirements of Foreign Jurisdictions under this Plan, and cash incentive Awards. Eligibility for the grant of an Award and actual participation in this Plan shall be determined by the Committee in its sole discretion. The vesting and exercise of Awards granted to a prospective employee or Consultant are conditioned upon such individual actually becoming an Eligible Employee or Consultant.

5.2     Incentive Stock Options. All Eligible Employees of the Company, its Subsidiaries and its Parent (if any) are eligible to be granted Incentive Stock Options under this Plan. Eligibility for the grant of an Award and actual participation in this Plan shall be determined by the Committee in its sole discretion.
5.3     Non-Employee Directors. Non-Employee Directors are only eligible to receive an Award of Stock Options, Restricted Stock, Restricted Stock Units and Stock Units in accordance with Article XIII of the Plan.
5.4     Service Recipient Stock. Notwithstanding anything herein to the contrary, no Option or SAR under which a Participant may receive Common Stock may be granted under the Plan to an Eligible Employee, prospective employee, Consultant or Non-Employee Director of the Company or any of its Affiliates if such Common Stock does not constitute “service recipient stock” for purposes of Section 409A of the Code with respect to such Eligible Employee, prospective employee, Consultant or Non-Employee Director, unless such Option or SAR is structured in a manner intended to comply with, or be exempt from, Section 409A of the Code.

ARTICLE VI
STOCK OPTIONS
6.1     Stock Options. Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code; or (ii) a Non-Qualified Stock Option.
6.2     Grants. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option. The Committee shall have the authority to grant any Consultant one or more Non-Qualified Stock Options (with or without Stock Appreciation Rights). Notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of a Stock Option to the contrary, any Stock Option granted to an Eligible Employee of an Affiliate (other than an Affiliate which is a Parent or a Subsidiary) shall be a Non-Qualified Stock Option.
6.3     Terms of Stock Options. Stock Options granted under this Plan shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:
(a)     Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant; provided, however, that if an Incentive Stock Option is granted to a Ten Percent Stockholder, the exercise price shall be no less than 110% of the Fair Market Value of the Common Stock.
(b)     Stock Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that no Stock Option shall be exercisable more than 10 years after the date such Stock Option is granted; and further provided that the term of an Incentive Stock Option granted to a Ten Percent Stockholder shall not exceed 5 years.

(c)     Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that such Stock Option is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which such Stock Option may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.
(d)     Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time and from time to time during the Stock Option term by giving written notice of exercise to the Secretary of the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) to the extent permitted by law, if the Common Stock is traded on a national securities exchange, The Nasdaq Stock Market LLC or quoted on a national quotation system sponsored by the Financial Industry Regulatory Authority, through a "cashless exercise" procedure whereby the Participant delivers irrevocable instructions to a broker satisfactory to the Company to deliver promptly to the Company an amount equal to the purchase price; or (iii) on such other terms and conditions as may be acceptable to the Committee (including, without limitation, the relinquishment of Stock Options or by payment in full or in part in the form of Common Stock owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee). No shares of Common Stock shall be issued until payment therefore, as provided herein, has been made or provided for.
(e)     Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of the Company, any Subsidiary or any Parent exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or any Parent at all times from the time an Incentive Stock Option is granted until 3 months prior to the date of exercise thereof (or such other period as required by applicable law), such Stock Option shall be treated as a Non-Qualified Stock Option. Should any provision of this Plan not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend this Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

(f)     Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of this Plan, Stock Options shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under this Plan; provided that the rights of a Participant are not reduced without his consent; provided further, that any such modification, extension or renewal is intended to be structured to comply with Section 409A of the Code, to the extent applicable, and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, unless approved by stockholders of the Company, (i) an outstanding Option or SAR may not be modified to reduce the exercise price thereof, (ii) no new Option or SAR at a lower exercise price or base price may be substituted for a surrendered Option or SAR, and (iii) no other Award may be issued or cash may be paid in exchange for the surrender of an Option or SAR at a time that the exercise or base price of such Option or SAR exceeds the current Fair Market Value of a share of Common Stock or if such new Award or cash has a value in excess of the then in-the-money value of the surrendered Option or SAR, provided that adjustments or substitutions in accordance with Section 4.2 are not subject to this stockholder approval requirement.
(g)     Other Terms and Conditions. Stock Options may contain such other provisions, which shall not be inconsistent with any of the terms of this Plan, as the Committee shall deem appropriate; provided, however, that Stock Options shall not provide for the automatic grant of the same number of Stock Options as the number of shares of Common Stock used to pay for the exercise price of Stock Options or shares of Common Stock used to pay withholding taxes ( i.e. , “reloads”).
(h)     Detrimental Activity. Unless otherwise determined by the Committee at grant, (i) in the event the Participant engages in Detrimental Activity prior to any exercise of the Stock Option, all Stock Options (whether vested or unvested) held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Stock Option, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one year period following the later of (x) Participant's Termination of Employment or (y) the date the Stock Option is exercised, that any Stock Options shall be immediately forfeited (whether or not then vested) and the Company shall be entitled to recover from the Participant at any time within one year after the later of (x) or (y), and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise of any Stock Options (whether at the time of exercise or thereafter).

ARTICLE VII
STOCK APPRECIATION RIGHTS
7.1     Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a "Reference Stock Option") granted under this Plan ("Tandem Stock Appreciation Rights"). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option. Consultants shall not be eligible for a grant of Tandem Stock Appreciation Rights granted in conjunction with all or part of an Incentive Stock Option.
7.2     Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article XII and the following:
(a)     Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.
(b)     Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article VI and this Article VII.
(c)     Method of Exercise. A Tandem Stock Appreciation Right may be exercised by a Participant by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 7.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.
(d)     Payment. Upon the exercise of a Tandem Stock Appreciation Right, a Participant shall be entitled to receive up to, but no more than, an amount in Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the Reference Stock Option, multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised.

(e)     Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article IV of this Plan on the number of shares of Common Stock to be issued under this Plan.
(f)     Detrimental Activity. Unless otherwise determined by the Committee at grant, (i) in the event the Participant engages in Detrimental Activity prior to any exercise of Tandem Stock Appreciation Rights, all Tandem Stock Appreciation Rights (whether vested or unvested) held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Tandem Stock Appreciation Right, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one year period following the later of (x) Participant's Termination of Employment or (y) the date the Tandem Stock Appreciation Right is exercised, that any Tandem Stock Appreciation Rights shall be immediately forfeited (whether or not then vested) and the Company shall be entitled to recover from the Participant at any time within one year after the later of (x) or (y), and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter).
7.3     Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Option granted under this Plan.
7.4     Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article XII and the following:
(a)     Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than ten (10) years after the date the right is granted.
(b)     Exercisability. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitation on the exercisability at any time at or after grant in whole or in part (including, without limitation, waiver of the installment exercise provisions or acceleration of the time at which rights may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

(c)     Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time and from time to time during the term, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.
(d)     Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in cash and/or Common Stock (as chosen by the Committee in its sole discretion at grant, or thereafter if no rights of a Participant are reduced) equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one share of Common Stock on the date the right was awarded to the Participant; provided, that if payment is made in cash such payment shall be structured to comply with Section 409A of the Code, to the extent applicable.
(e)     Detrimental Activity. Unless otherwise determined by the Committee at grant, (i) in the event the Participant engages in Detrimental Activity prior to any exercise of Non-Tandem Stock Appreciation Rights, all Non-Tandem Stock Appreciation Rights (whether vested or unvested) held by the Participant shall thereupon terminate and expire, (ii) as a condition of the exercise of a Tandem Stock Appreciation Right, the Participant shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Participant engages in Detrimental Activity during the one year period following the later of (x) Participant's Termination of Employment or (y) the date the Non-Tandem Stock Appreciation Right is exercised, that any Non-Tandem Stock Appreciation Rights shall be immediately forfeited (whether or not then vested) and the Company shall be entitled to recover from the Participant at any time within one year after the later of (x) or (y), and the Participant shall pay over to the Company, an amount equal to any gain realized as a result of the exercise (whether at the time of exercise or thereafter).
7.5     Limited Stock Appreciation Rights. The Committee may, in its sole discretion, grant a Tandem Stock Appreciation Right or a Non-Tandem Stock Appreciation Right as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount (i) set forth in Section 7.2(d) with respect to Tandem Stock Appreciation Rights, or (ii) set forth in Section 7.4(d) with respect to Non-Tandem Stock Appreciation Rights, as applicable.

ARTICLE VIII
RESTRICTED STOCK
8.1     Awards of Restricted Stock. Shares of Restricted Stock may be issued to Eligible Employees or Consultants either alone or in addition to other Awards granted under this Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 8.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant or vesting of Restricted Stock upon the attainment of specified performance goals, including established Performance Goals in accordance with Section 162(m) of the Code, or such other factors as the Committee may determine, in its sole discretion.
8.2     Awards and Certificates. An Eligible Employee or Consultant selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered to the Company a fully executed copy of the applicable Award agreement relating thereto and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:
(a)     Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value.
(b)     Acceptance. Awards of Restricted Stock must be accepted within a period of 90 days (or such shorter period as the Committee may specify at grant) after the Award date by executing a Restricted Stock Award agreement and by paying whatever price (if any) the Committee has designated thereunder.
(c)     Legend. Each Participant receiving shares of Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:
"The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of The Comtech Telecommunications Corp. 2000 Stock Incentive Plan (the "Plan") and an Agreement entered into between the registered owner and the Company dated _______. Copies of such Plan and Agreement are on file at the principal office of the Company."

(d)     Custody. The Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition to the grant of such Award of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.
8.3     Restrictions and Conditions on Restricted Stock Awards. Subject to Section 4.5, shares of Restricted Stock awarded pursuant to this Plan shall be subject to Article XII and the following restrictions and conditions:
(a)     Restriction Period; Vesting and Acceleration of Vesting. (i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during the period or periods set by the Committee (the "Restriction Period") commencing on the date of such Award, as set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock. Within these limits, based on service, attainment of Performance Goals pursuant to Section 8.3(a)(ii) below and/or such other factors or criteria as the Committee may determine in its sole discretion, the Committee may provide for the lapse of such restrictions in installments in whole or in part, or may accelerate the vesting of all or any part of any Restricted Stock Award and/or waive the deferral limitations for all or any part of any Restricted Stock Award.
(ii)    Objective Performance Goals, Formulae or Standards. If the grant of shares of Restricted Stock or the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the Performance Goals and the applicable vesting percentage of the Restricted Stock Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. With regard to a Restricted Stock Award that is intended to comply with Section 162(m) of the Code, to the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the Performance Criteria set forth in Exhibit A hereto.

(b)     Rights as Stockholder. Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period.
(c)     Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law.
(d)     Detrimental Activity. Unless otherwise determined by the Committee at grant, each Award of Restricted Stock shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one year period following the later of Termination of Employment or any vesting of Restricted Stock, the Committee may direct (at any time within one year thereafter) that all unvested Restricted Stock shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to the gain realized at the time of vesting of any Restricted Stock.
ARTICLE IX
PERFORMANCE SHARES
9.1     Award of Performance Shares. Performance Shares may be awarded either alone or in addition to other Awards granted under this Plan. Subject to Section 4.5, the Committee shall, in its sole discretion, determine the Eligible Employees and Consultants to whom and the time or times at which such Performance Shares shall be awarded, the duration of the period (the "Performance Period") during which, and the conditions under which, a Participant's right to Performance Shares will be vested and the other terms and conditions of the Award in addition to those set forth in Section 9.2.
Each Performance Share awarded shall be referenced to one share of Common Stock. Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Share Award upon the attainment of objective Performance Goals established pursuant to Section 9.2(c) below and such other non-performance based factors or criteria as the Committee may determine in its sole discretion.

9.2     Terms and Conditions. A Participant selected to receive Performance Shares shall not have any rights with respect to such Awards, unless and until such Participant has delivered a fully executed copy of a Performance Share Award agreement evidencing the Award to the Company and has otherwise complied with the following terms and conditions:
(a)     Earning of Performance Share Award. At the expiration of the applicable Performance Period, the Committee shall determine the extent to which the Performance Goals established pursuant to Section 9.2(c) are achieved and the percentage of each Performance Share Award that has been earned.
(b)     Payment. Following the Committee's determination in accordance with subsection (a) above, shares of Common Stock or, as determined by the Committee in its sole discretion, the cash equivalent of such shares shall be delivered to the Participant, in an amount equal to such Participant's earned Performance Share Award. Notwithstanding the foregoing, except as may be set forth in the agreement covering the Award, the Committee may, in its sole discretion and in accordance with Section 162(m) of the Code, award an amount less than the earned Performance Share Award and/or subject the payment of all or part of any Performance Share Award to additional vesting and forfeiture conditions as it deems appropriate.
(c)     Objective Performance Goals, Formulae or Standards. The Committee shall establish the objective Performance Goals for the earning of Performance Shares based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the Performance Criteria set forth in Exhibit A hereto.

(d)     Dividends and Other Distributions. At the time of any Award of Performance Shares, the Committee may, in its sole discretion, award an Eligible Employee or Consultant the right to receive the cash value of any dividends and other distributions that would have been received as though the Eligible Employee or Consultant had held each share of Common Stock referenced by the earned Performance Share Award from such date as the Committee may specify (but not earlier than the beginning of the Performance Period) until the actual distribution to such Participant of the related share of Common Stock or cash value thereof. Such amounts, if awarded, shall be paid to the Participant as and when the shares of Common Stock or cash value thereof are distributed to such Participant and, at the discretion of the Committee, may be paid with interest from the applicable dividend payment date until such amounts and any earnings thereon are distributed. The applicable rate of interest shall be determined by the Committee in its sole discretion; provided, however, that for each fiscal year or part thereof, the applicable interest rate shall not be greater than the Treasury Rate. Alternatively, the Committee may provide that any cash dividend equivalents shall be converted to additional Performance Shares as of the applicable dividend payment date, to be settled by delivery of shares of Common Stock or cash value thereof.
(e)     Detrimental Activity. Unless otherwise determined by the Committee at grant, each Award of Performance Shares shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one year period following the later of Termination of Employment or any vesting of Performance Shares, the Committee may direct (at any time within one year thereafter) that all unvested Performance Shares shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to the gain realized at the time of vesting of any Performance Shares.
ARTICLE X
CASH INCENTIVE AWARDS AND PERFORMANCE UNITS
10.1     Cash Incentive Awards. Cash incentive Awards may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall, in its sole discretion, determine the Eligible Employees and Consultants to whom and the time or times at which such cash incentive Awards shall be awarded, the duration of the period (the "Performance Cycle") during which, and the conditions under which, a Participant shall earn the cash incentive Award and the other terms and conditions of the Award in addition to those set forth in Section 10.3. Cash incentive Awards granted with a Performance Cycle of one year shall be designated as “Annual Incentive Awards.”
Cash incentive Awards shall be awarded in a dollar amount or a formula that will ultimately yield a dollar amount, as determined by the Committee. Except as otherwise provided herein, the Committee shall condition the right to payment of any cash incentive Award upon the attainment of at least one objective Performance Goal established pursuant to Section 10.3(a) and such other factors or criteria as the Committee may determine in its sole discretion.

Cash incentive Awards under this Section 10.1 may be settled and paid only if stockholders of the Company previously have approved the amendment and restatement of the Plan containing the authorization of cash incentive Awards in this Section 10.1.
10.2     Awards of Performance Units. Performance Units may be awarded either alone or in addition to other Awards granted under this Plan. Subject to Section 4.5, the Committee shall, in its sole discretion, determine the Eligible Employees and Consultants to whom and the time or times at which such Performance Units shall be awarded, the duration of the period (the "Performance Unit Cycle") during which, and the conditions under which, a Participant's right to Performance Units will be vested and the other terms and conditions of the Award in addition to those set forth in Section 10.3.
Performance Units shall be awarded in a dollar amount determined by the Committee and shall be converted to a referenced number of shares of Common Stock based on the Fair Market Value of shares of Common Stock at the conversion date designated by the Committee (such designation may occur at any time, but no conversion may reference a market price from a date preceding the designation date).
Upon conversion, each Performance Unit shall be referenced to one share of Common Stock. Except as otherwise provided herein, the Committee shall condition the right to payment of any Performance Unit Award upon the attainment of objective Performance Goals established pursuant to Section 10.3(a) and such other non-performance based factors or criteria as the Committee may determine in its sole discretion. The cash value of any fractional Performance Unit Award subsequent to conversion to shares of Common Stock shall be treated as a dividend or other distribution under Section 10.3(e) to the extent any portion of the Performance Unit Award is earned.
10.3     Terms and Conditions. The cash incentive Awards or Performance Units awarded pursuant to this Article X shall be subject to the following terms and conditions:
(a)     Performance Goals. The Committee shall establish the objective Performance Goal or Goals for the earning of cash incentive Awards or Performance Units based on a Performance Cycle or Performance Unit Cycle applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Cycle or Performance Unit Cycle or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goal or Goals is substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the Performance Criteria set forth in Exhibit A hereto.

(b)     Vesting. At the expiration of the Performance Cycle or Performance Unit Cycle, the Committee shall determine and certify in writing the extent to which the Performance Goals have been achieved, and the corresponding extent to which a cash incentive Award or a Performance Unit has been earned in respect of each Participant.
(c)     Payment. Subject to the applicable provisions of the Award agreement and this Plan, at the expiration of the Performance Cycle or Performance Unit Cycle or any vesting period extending beyond the Performance Cycle or Performance Unit Cycle, cash or, with respect to Performance Units, shares of Common Stock (as the Committee may determine in its sole discretion at grant, or thereafter if no rights of a Participant are reduced), shall be delivered to the Participant in payment of any earned and vested cash incentive Award or any earned and vested Performance Units covered by the Performance Unit Award. Notwithstanding the foregoing, except as may be set forth in the agreement covering the Award, the Committee may, in its sole discretion, and to the extent applicable and permitted under Section 162(m) of the Code, award an amount less than the earned cash incentive Award or earned Performance Unit Award and/or subject the payment of all or part of any such Award to additional vesting and forfeiture conditions or conditions mandating the deferral of settlement of the Award as it deems appropriate. If an Award is deferred such Award shall not increase (between the date on which the Award is credited to any deferred compensation program applicable to such Participant and the payment date) by an amount that would result in such deferral being deemed as an “increase in the amount of compensation” under Section 162(m) of the Code.
(d)     Accelerated Vesting. Subject to Section 4.5, based on service, performance and/or such other factors or criteria, if any, as the Committee may determine, the Committee may, at or after grant, accelerate the date of earning or vesting of all or any part of any cash incentive Award or Performance Unit Award and/or waive the deferral limitations for all or any part of such Award, except that no acceleration or waiver may affect the time of settlement of an Award that constitutes a deferral of compensation under Section 409A of the Code except as permitted under applicable regulations and guidance under Section 409A.

(e)     Dividends and Other Distributions. At the time of any Award of Performance Units, the Committee may, in its sole discretion, award an Eligible Employee or Consultant the right to receive the cash value of any dividends and other distributions that would have been received as though the Eligible Employee or Consultant had held each share of Common Stock referenced by the earned Performance Unit Award from such date as the Committee may specify (but not earlier than the beginning of the Performance Cycle or Performance Unit Cycle) until the actual distribution to such Participant of the related share of Common Stock or cash value thereof. Such amounts, if awarded, shall be paid to the Participant as and when the shares of Common Stock or cash value thereof are distributed to such Participant and, at the discretion of the Committee, may be paid with interest from the applicable dividend payment date until such amounts and any earnings thereon are distributed. The applicable rate of interest shall be determined by the Committee in its sole discretion; provided, however, that for each fiscal year or part thereof, the applicable interest rate shall not be greater than the Treasury Rate.
(f)     Detrimental Activity. Unless otherwise determined by the Committee at grant, each Award of Performance Units shall provide that in the event the Participant engages in Detrimental Activity prior to, or during the one year period following the later of Termination of Employment or any vesting of Performance Units, the Committee may direct (at any time within one year thereafter) that all unvested Performance Units shall be immediately forfeited to the Company and that the Participant shall pay over to the Company an amount equal to the gain realized at the time of vesting of any Performance Units which had vested in the period referred to above.

ARTICLE XI
OTHER STOCK-BASED AWARDS
11.1     Other Awards. Other Stock-Based Awards (including, without limitation, Restricted Stock Units and Stock Units) may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units.
Subject to the provisions of this Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified performance period.
11.2     Terms and Conditions. Subject to Section 4.5, Other Stock-Based Awards made pursuant to this Article XI shall be subject to the following terms and conditions:
(a)     Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, shares of Common Stock subject to Awards made under this Article XI may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.
(b)     Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and this Plan, the recipient of an Award under this Article XI shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion. Dividend equivalents shall confer upon the recipient the right to be credited, as of dividend payment dates, with the equivalent value (in cash or shares) of any dividends and other distributions that would have been received as though the Eligible Employee or Consultant had held each share of Common Stock referenced by the Award under this Article XI from such date as the Committee may specify (but not earlier than the Grant Date of the Award) until the date such Award vests, is distributed or expires. Dividend equivalents accrued as a cash obligation and to be paid to the Participant after the dividend payment date may, at the discretion of the Committee, be paid with interest from the applicable dividend payment date until such amounts and any earnings thereon are distributed. The applicable rate of interest shall be determined by the Committee in its sole discretion; provided, however, that for each fiscal year or part thereof, the applicable interest rate shall not be greater than the Treasury Rate. Alternatively, the Committee may provide any cash dividend equivalents shall be converted to additional Other Stock-Based Awards as of the applicable dividend payment date, to be settled by delivery of shares of Common Stock or cash value thereof.

(c)     Vesting. Any Award under this Article XI and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion.
(d)     Waiver of Limitation. The Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Article XI.
(e)     Price. Common Stock or Other Stock-Based Awards issued on a bonus basis under this Article XI may be issued for no cash consideration; Common Stock or Other Stock-Based Awards purchased pursuant to a purchase right awarded under this Article XI shall be priced as determined by the Committee. Subject to Section 4.3, the purchase price of shares of Common Stock or Other Stock-Based Awards may be zero to the extent permitted by applicable law, and, to the extent not so permitted, such purchase price may not be less than par value. The purchase of shares of Common Stock or Other Stock-Based Awards may be made on either an after-tax or pre-tax basis, as determined by the Committee; provided, however, that if the purchase is made on a pre-tax basis, such purchase shall be made pursuant to a deferred compensation program established by the Committee, which will be deemed a part of this Plan.
(f)     Detrimental Activity. Other Stock-Based Awards under this Article XI and any Common Stock covered by any such Award shall be forfeited in the event the Participant engages in Detrimental Activity under such conditions set forth by the Committee in the Award agreement.

ARTICLE XII

NON-TRANSFERABILITY AND TERMINATION
OF EMPLOYMENT/CONSULTANCY
12.1     Non-Transferability. Except as otherwise specifically provided by this Section 12.1 and by applicable law, no Award may be Transferred by the Participant other than by will or by the laws of descent and distribution, and any such purported Transfer shall be void and unenforceable against the Company or any of its Affiliates; provided, that the designation of a beneficiary shall not constitute a Transfer.
(a)    Each Award, to the extent exercisable, shall be exercisable only by the Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative.
(b)    Notwithstanding the foregoing, the Committee may in its sole discretion permit Awards (other than Incentive Stock Options) to be transferred by the Participant, without consideration, subject to such rules as the Committee may adopt, to (i) any person who is a Family Member of the Participant; (ii) a trust solely for the benefit of the Participant or the Participant’s Family Members; (iii) a partnership or limited liability company whose only partners or members are the Participant and the Participant’s Family Members and where such persons hold more than 50 percent of the voting interests; or (iv) any other transferee as may be approved either (A) by the Board or the Committee, or (B) as provided in the applicable Award agreement (each transferee described in clause (i), (ii), (iii) or (iv) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant provides the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such transfer would comply with the requirements of the Plan; and provided, further, an Award that is a 409A Covered Award (as defined in Section 17.13(b)) (including, for example, Stock Units or Restricted Stock Units granted to Non-Employee Directors or Share Units or Long-Term Performance Shares granted to Eligible Employees) shall not be transferred more than 30 days prior to the date such Award is settled.
(c)    The terms of any Award transferred in accordance with Section 12.1(b) shall apply to the Permitted Transferee, and any reference in the Plan or in any applicable Award Agreement to the “Participant” shall be deemed to refer to the Permitted Transferee (including, but not limited to, the ability to exercise an Award, if applicable), except that (i) no Permitted Transferee shall be entitled to Transfer any Award, other than by will or the laws of descent and distribution; (ii) neither the Committee nor the Company shall be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; (iii) the consequences of the Termination of the Participant under the terms of the Plan and the applicable Award agreement shall continue to apply with respect to the transferred Award, including, without limitation, that a Stock Option or Stock Appreciation Right shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award agreement; and (iv) any non-competition, non-solicitation, non-disparagement, non-disclosure, or other restrictive covenants contained in any Award agreement or other agreement between the Participant and the Company or any Affiliate shall continue to apply to the Participant and the consequences of the violation of such covenants shall continue to be applied with respect to the transferred Award, including, without limitation, any forfeiture provisions as may be set forth in the Plan or the applicable Award agreement and the terms of any recoupment or clawback policy of the Company as may be in effect from time to time.
12.2     Termination of Employment or Termination of Consultancy. The following rules apply with regard to the Termination of Employment or Termination of Consultancy of a Participant:
(a)     Rules Applicable to Stock Options and Stock Appreciation Rights. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter:
(i)    Termination by Reason of Death, Disability or Retirement. If a Participant's Termination of Employment or Termination of Consultancy is by reason of death, Disability or Retirement, all Stock Options and Stock Appreciation Rights held by such Participant may be exercised, to the extent exercisable at the Participant's Termination of Employment or Termination of Consultancy, by the Participant (or, in the case of death, by the legal representative of the Participant's estate) at any time within a period of one year from the date of such Termination of Employment or Termination of Consultancy, but in no event beyond the expiration of the stated terms of such Stock Options and Stock Appreciation Rights; provided, however, that, in the case of Retirement, if the Participant dies within such exercise period, all unexercised Stock Options and Non-Tandem Stock Appreciation Rights held by such Participant shall thereafter be exercisable, to the extent to which they were exercisable at the time of death, for a period of one year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Options and Non-Tandem Stock Appreciation Rights.
(ii)    Involuntary Termination Without Cause. If a Participant's Termination of Employment or Termination of Consultancy is by involuntary termination without Cause, all Stock Options and Stock Appreciation Rights held by such Participant may be exercised, to the extent exercisable at Termination of Employment or Termination of Consultancy, by the Participant at any time within a period of 90 days from the date of such Termination of Employment or Termination of Consultancy, but in no event beyond the expiration of the stated term of such Stock Options and Stock Appreciation Rights.

(iii)    Voluntary Termination. If a Participant's Termination of Employment or Termination of Consultancy is voluntary (other than a voluntary termination described in Section 12.2(a)(iv)(B) below), all Stock Options and Stock Appreciation Rights held by such Participant may be exercised, to the extent exercisable at Termination of Employment or Termination of Consultancy, by the Participant at any time within a period of 30 days from the date of such Termination of Employment or Termination of Consultancy, but in no event beyond the expiration of the stated terms of such Stock Options and Stock Appreciation Rights. Notwithstanding the foregoing, effective for Stock Options and Stock Appreciation Rights granted on or after October 19, 2000, if a Participant's Termination of Employment or Termination of Consultancy is voluntary, all Stock Options and Stock Appreciation Rights held by such Participant shall thereupon terminate and expire as of the date of such Termination of Employment or Termination of Consultancy.
(iv)    Termination for Cause. If a Participant's Termination of Employment or Termination of Consultancy (A) is for Cause or (B) is a voluntary termination (as provided in subsection (iii) above) within 90 days after an event which would be grounds for a Termination of Employment or Termination of Consultancy for Cause, all Stock Options and Stock Appreciation Rights held by such Participant shall thereupon terminate and expire as of the date of such Termination of Employment or Termination of Consultancy.
(b)     Rules Applicable to Restricted Stock. Subject to the applicable provisions of the Restricted Stock Award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.
(c)     Rules Applicable to Performance Shares and Performance Units. Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during the Performance Period, the Performance Unit Cycle or other period or restriction as may be applicable for a given Award, the Performance Shares or Performance Units in question will vest (to the extent applicable and to the extent permissible under Section 162(m) of the Code) or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.
(d)     Rules Applicable to Other Stock-Based Awards. Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant's Termination of Employment or Termination of Consultancy for any reason during any period or restriction as may be applicable for a given Award, the Other Stock-Based Awards in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

ARTICLE XIII
NON-EMPLOYEE DIRECTOR GRANTS
13.1     Awards. The terms of this Article XIII shall apply only to Awards of Stock Options, Restricted Stock Units, Restricted Stock and Stock Units granted to Non-Employee Directors.
13.2     Stock Option Grants. Without further action by the Board or the stockholders of the Company, each Non-Employee Director shall, subject to the terms of the Plan, be granted:
(a)     Initial Option Grant.
(i)    Effective January 13, 2012 through December 10, 2015 (the “December Effective Date”), Stock Options to purchase shares of Common Stock as of the date the Non-Employee Director begins service as a Non-Employee Director on the Board (such date, the “Service Commencement Date”), provided that the Non-Employee Director began service on or after the Effective Date, in an amount determined as follows (subject to increase or decrease pursuant to Section 4.2): the number of shares of Common Stock subject to such Stock Options shall be equal to the product of 15,000 and a fraction, the numerator of which shall be equal to 365 minus the number of days that have elapsed since the previous “NED Grant Date” (as defined below), and the denominator of which is 365; and
(ii)    Effective after the December Effective Date, Stock Options to purchase shares of Common Stock as of the Service Commencement Date, provided that the Non-Employee Director began service after the Effective Date, in an amount (subject to increase or decrease pursuant to Section 4.2) that is the product of (A) Stock Options to purchase that number of shares of Common Stock having a Black-Scholes value of $100,000 as of the Service Commencement Date, and (B) a fraction, the numerator of which shall be equal to 365 minus the number of days that have elapsed since the previous NED Grant Date, and the denominator of which is 365 (with any fractional share rounded down to the nearest whole share), provided, however, effective on and after August 9, 2016 (the “August Effective Date”), Stock Options to purchase shares of Common Stock as of the Commencement Date, provided that the Non-Employee Director began service on or after the August Effective Date, in an amount (subject to increase or decrease pursuant to Section 4.2) that is the product of (A) Stock Options to purchase that number of shares of Common Stock having a Black-Scholes value of $120,000 as of the Service Commencement Date, and (B) a fraction, the numerator of which shall be equal to 365 minus the number of days that have elapsed since the previous NED Grant Date, and the denominator of which is 365 (with any fractional share rounded down to the nearest whole share); and

(b)     Annual Option Grant.
(i)    Subject to Sections 13.5(a), 13.5(b) and 13.6(a), effective January 13, 2012 through the December Effective Date, in addition to Stock Options granted pursuant to (a) above, Stock Options to purchase 15,000 shares of Common Stock (subject to increase or decrease pursuant to Section 4.2) as of June 2 of each calendar year or, if a different date, the date the Company grants annual equity awards under the Plan to the employees of the Company (such date, the “NED Grant Date”) commencing June 2, 2011 through the December Effective Date, provided he or she has not, as of such NED Grant Date, experienced a Termination of Directorship; and
(ii) Subject to Sections 13.5(a), 13.5(b) and 13.6(a), (x) effective after the December Effective Date, in addition to Stock Options granted pursuant to (a) above, Stock Options to purchase that number of shares of Common Stock having a Black-Scholes value of $100,000 (subject to increase or decrease pursuant to Section 4.2) as of June 2 of each calendar year or, if a different date, the NED Grant Date commencing after the December Effective Date, provided he or she has not, as of such NED Grant Date, experienced a Termination of Directorship and (y) effective from and after the August Effective Date, in addition to Stock Options granted pursuant to (a) above, Stock Options to purchase that number of shares of Common Stock having a Black-Scholes value of $120,000 (subject to increase or decrease pursuant to Section 4.2) as of June 2 of each calendar year or, if a different date, the NED Grant Date commencing on or after the August Effective Date, provided that, with respect to each calendar year commencing with the 2020 calendar year, each Non-Employee Director shall be granted Stock Options to purchase that number of shares of Common Stock having a Black-Scholes value of up to $220,000 (subject to increase or decrease pursuant to Section 4.2) pursuant to this Section 13.2(b)(ii), as determined by the Committee, and provided further, that he or she has not, as of such NED Grant Date, experienced a Termination of Directorship. The applicable number of Stock Options granted each calendar year to a Non-Employee Director pursuant to Section 13.2(b)(i) or (ii) is hereinafter referred to as an “Annual Option.”
13.3     Non-Qualified Stock Option. Stock Options granted under this Article XIII shall be Non-Qualified Stock Options.
13.4     Terms of Stock Options. Stock Options granted under this Article XIII shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:
(a)     Stock Option Price. The Stock Option price per share of Common Stock purchasable under a Stock Option shall equal 100% of the Fair Market Value of the share of Common Stock on the NED Grant Date.
(b)     Stock Option Term. The term of each Stock Option granted (i) prior to August 1, 2005, shall be ten (10) years, (ii) on or after August 1, 2005 and prior to the December Effective Date, shall be five (5) years, and (iii) on or after the December Effective Date, shall be five (5) years unless otherwise determined by the Committee at or prior to grant, provided that in no event shall the term of any Stock Option exceed ten (10) years.

(c)     Exercisability. Stock Options granted to Non-Employee Directors pursuant to Section 13.2 shall vest and become exercisable (i) for Stock Options granted prior to August 1, 2005, on the first anniversary of the NED Grant Date, (ii) for Stock Options granted on or after August 1, 2005 and prior to the December Effective Date, in installments over a three (3) year period commencing on the NED Grant Date at the rate of 25% effective on the first and second anniversaries of the NED Grant Date and 50% on the third anniversary of the NED Grant Date, (iii) for Stock Options granted on or after the December Effective Date, and prior to August 9, 2022 (the “August 2022 Effective Date”), unless otherwise determined by the Committee at or prior to grant, in installments over a three (3) year period commencing on the NED Grant Date at the rate of 25% effective on the first and second anniversaries of the NED Grant Date and 50% on the third anniversary of the NED Grant Date, and (iv) for Stock Options granted on or after the August 2022 Effective Date, as determined by the Committee at or prior to grant; in each case, provided that, except as otherwise determined by the Committee at or prior to grant with respect to any Stock Option granted on or after the December Effective Date, or except as otherwise specifically provided herein, the Stock Option may become vested only during the period prior to his or her Termination of Directorship.
(d)     Method of Exercise. Subject to whatever waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time and from time to time during the Stock Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the Company; (ii) to the extent permitted by law, if the Common Stock is traded on a national securities exchange, through a "cashless exercise" procedure whereby the Participant delivers irrevocable instructions to a broker satisfactory to the Company to deliver promptly to the Company an amount equal to the purchase price; or (iii) such other arrangement for the satisfaction of the purchase price, as the Board may accept. If and to the extent determined by the Board in its sole discretion at or after grant, payment in full or in part may also be made in the form of Common Stock owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date. No shares of Common Stock shall be issued until payment, as provided herein, therefore has been made or provided for.

(e)     Form, Modification, Extension and Renewal of Stock Options. Subject to the terms and conditions and within the limitations of this Plan, Stock Options granted under this Article XIII shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may (i) modify, extend or renew outstanding Stock Options granted under this Section XIII; provided that the rights of a Participant are not reduced without his consent; provided further, that any such modification, extension or renewal is intended to be structured to comply with Section 409A of the Code, to the extent applicable, and (ii) accept the surrender of outstanding Stock Options (up to the extent not theretofore exercised) and authorize the granting of new Stock Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, unless approved by stockholders of the Company, (i) an outstanding Option may not be modified to reduce the exercise price thereof, (ii) no new Option at a lower exercise price or base price may be substituted for a surrendered Option, and (iii) no other Award may be issued or cash may be paid in exchange for the surrender of an Option at a time that the exercise or base price of such Option exceeds the current Fair Market Value of a share of Common Stock or if such new Award or cash has a value in excess of the then in-the-money value of the surrendered Option, provided that adjustments or substitutions in accordance with Section 4.2 are not subject to this stockholder approval requirement.
(f)     Termination of Directorship. The following rules apply with regard to Stock Options upon the Termination of Directorship:
(i)    Termination of Directorship by Reason of Death, Disability or Otherwise Ceasing to be a Director . Except as otherwise provided herein, upon the Termination of Directorship by reason of death, Disability, resignation, failure to stand for reelection or failure to be reelected or otherwise, all outstanding Stock Options exercisable and not exercised shall remain exercisable to the extent exercisable on such date of Termination of Directorship by the Participant or, in the case of death, by the Participant's estate or by the person given authority to exercise such Stock Options by his or her will or by operation of law, at any time prior to the expiration of the stated term of such Stock Option.

(ii)    Cancellation of Options. Except as provided herein or in Section 13.4(g), no Stock Options that were not exercisable as of the date of Termination of Directorship shall thereafter become exercisable upon a Termination of Directorship for any reason or no reason whatsoever, and such Stock Options shall terminate and become null and void upon a Termination of Directorship. Notwithstanding the foregoing, the Committee shall be authorized, in its sole discretion, at any time on or prior to the date of the Termination of Directorship, to provide, based on such factors, if any, as the Committee may determine, that any outstanding Stock Options that are not exercisable as of the date of Termination of Directorship shall thereafter continue to become exercisable in accordance with the original terms of such Stock Options as if a Termination of Directorship never occurred. Notwithstanding anything herein to the contrary, if a Non-Employee Director's Termination of Directorship is for Cause, all Stock Options held by the Non-Employee Director shall thereupon terminate and expire as of the date of termination.
(g)     Acceleration of Exercisability. (i) All Stock Options granted to a Non-Employee Director and not previously exercisable shall become fully exercisable upon such Director's death, (ii) all Stock Options granted to Non-Employee Directors prior to November 15, 2017, and not previously exercisable shall become fully exercisable immediately upon a Change in Control (as defined in Section 14.2), and (iii) all Stock Options granted to Non-Employee Directors on or following November 15, 2017, and not previously exercisable shall become fully exercisable immediately upon the Non-Employee Director’s Termination of Directorship due to a failure to stand for reelection, failure to be reelected, or removal or resignation at the request or instruction of a person or entity effecting the Change in Control, in each case occurring or on after the occurrence of a Change in Control. In addition, the Committee may accelerate the vesting and exercisability of any such Stock Option at any time at or after grant in whole or in part, based on such factors, if any, as the Committee shall determine, in its sole discretion.

(h)     Detrimental Activity. For Stock Options granted to Non-Employee Directors on or after September 21, 2011, unless otherwise determined by the Committee at grant, (i) in the event the Non-Employee Director engages in Detrimental Activity prior to any exercise of the Stock Option, all such Stock Options (whether vested or unvested) held by the Non-Employee Director shall thereupon terminate and expire, (ii) as a condition of the exercise of a Stock Option, the Non-Employee Director shall be required to certify (or shall be deemed to have certified) at the time of exercise in a manner acceptable to the Company that the Non-Employee Director is in compliance with the terms and conditions of the Plan and that the Non-Employee Director has not engaged in, and does not intend to engage in, any Detrimental Activity, and (iii) in the event the Non-Employee Director engages in Detrimental Activity during the one year period following the later of (x) Non-Employee Director's Termination of Directorship or (y) the date the Stock Option is exercised, any such Stock Options shall be immediately forfeited (whether or not then vested) and the Company shall be entitled to recover from the Non-Employee Director at any time within one year after the later of (x) or (y), and the Non-Employee Director shall pay over to the Company, an amount equal to any gain realized as a result of the exercise of any Stock Options (whether at the time of exercise or thereafter).
13.5     Terms of Restricted Stock Units. RSUs granted under this Article XIII shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:
(a)     Automatic Grant. Effective as of September 21, 2011, a Non-Employee Director who as of the December 31 of the calendar year prior to a NED Grant Date (the “Determination Date”) has not satisfied his minimum Company stock ownership requirement under the Ownership Guidelines shall be automatically granted, without further action by the Non-Employee Director, Committee or the stockholders of the Company, in lieu of all or a portion of the Annual Option that otherwise would have been granted to the Non-Employee Director on such NED Grant Date, a number of RSUs determined by the Committee in its sole discretion by converting the Stock Options that the Non-Employee Director would otherwise have received on the NED Grant Date to RSUs by dividing the Black-Scholes value of such Stock Options on the NED Grant Date by the Fair Market Value of a share of Common Stock on the NED Grant Date up to the number of RSUs equal to the number of shares of Common Stock necessary for the Non-Employee Director to have satisfied his minimum stock ownership requirement under the Ownership Guidelines as of the Determination Date. Any fractional Stock Options or RSUs, as applicable, resulting from the foregoing calculations shall be eliminated by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements or other Award shall be made with respect to fractional Stock Options or RSUs, as applicable, eliminated by rounding. Any Stock Options that remain following the forgoing calculations shall, subject to Sections 13.5(b) and 13.6(a), be granted to the Non-Employee Director on the NED Grant Date in accordance with Section 13.2(b).

(b)     Election. Effective as of September 21, 2011, a Non-Employee Director may elect, without further action by the Committee or the stockholders of the Company, to be granted, in lieu of all or a portion of the Annual Option that, subject to Section 13.5(a), otherwise would have been granted to the Non-Employee Director on such NED Grant Date, the number of RSUs equal to the Black-Scholes value on the NED Grant Date of the Stock Options that the Non-Employee Director has elected not to receive on the NED Grant Date divided by the Fair Market Value of the Common Stock on the NED Grant Date, as determined by the Committee in its sole discretion. Any fractional RSU resulting from the foregoing calculation shall be eliminated by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements or other Award shall be made with respect to fractional RSUs eliminated by rounding. Any election pursuant to this Section 13.5(b) shall be in writing delivered to the Committee on an election form prescribed by, and acceptable to, the Committee and in accordance with the procedures established by the Committee, and must be delivered by the Non-Employee Director by either (i) no later than the December 31 of the calendar year prior to the calendar year in which the relevant NED Grant Date is scheduled to occur, (ii) within thirty (30) days of his first becoming a Non-Employee Director, or (iii) by such other deadline, approved in advance by the Committee, that is compliant with Section 409A of the Code and does not result in constructive receipt of income by the Non-Employee Director.
(c)     Vesting. RSUs granted to Non-Employee Directors pursuant to this Section 13.5 (i) prior to the December Effective Date, shall vest in installments over a three (3) year period, commencing on the NED Grant Date, at the rate of 25% effective on the first and second anniversaries of the NED Grant Date and 50% on the third anniversary of the NED Grant Date, (ii) on or after the December Effective Date and prior to the August 2022 Effective Date, shall vest, unless otherwise determined by the Committee at or prior to grant, in installments over a three (3) year period, commencing on the NED Grant Date, at the rate of 25% effective on the first and second anniversaries of the NED Grant Date and 50% on the third anniversary of the NED Grant Date, and (iii) on or after the August 2022 Effective Date, shall vest as determined by the Committee at or prior to grant; in each case, provided that, except as otherwise determined by the Committee at or prior to grant with respect to any RSUs granted on or after the December Effective Date, or except as otherwise specifically provided herein, the RSUs may become vested only during the period prior to his or her Termination of Directorship.
(d)     Acceleration of Vesting. All unvested RSUs granted to a Non-Employee Director shall become fully vested upon (i) such Non-Employee Director's death, (ii) solely with respect to RSUs granted to a Non-Employee Director prior to November 15, 2017, a Change in Control, or (iii) solely with respect to RSUs granted to a Non-Employee Director on or following November 15, 2017, upon such Non-Employee Director’s Termination of Directorship due to a failure to stand for reelection, failure to be reelected, or removal or resignation at the request or instruction of a person or entity effecting the Change in Control, in each case occurring on or after the occurrence of a Change in Control. In addition, the Committee may accelerate the vesting of any such RSU at any time at or after grant in whole or in part, based on such factors, if any, as the Committee shall determine, in its sole discretion.

Within thirty (30) days following the Non-Employee Director’s Termination of Directorship for any reason other than a Termination of Directorship for Cause, the Non-Employee Director shall receive one share of Common Stock for each vested RSU held by the Non-Employee Director as of the date of the Non-Employee Director’s Termination of Directorship, the ownership of which shall be recognized by the Company through an uncertificated book entry credited to a book entry account maintained by the Company (or its designee) on behalf of the Non-Employee Director or such other method (including the issuance of stock certificate) as determined by the Company in its sole discretion.
(e)     Form and Modification of Restricted Stock Units. Subject to the terms and conditions and within the limitations of this Plan, RSUs granted under this Article XIII shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may modify outstanding RSUs granted under this Section XIII; provided that the rights of a Participant are not reduced without his consent; provided further, that any such modification is intended to be structured to comply with Section 409A of the Code, to the extent applicable.
(f)     Termination of Directorship. Except as otherwise provided in Section 13.5(d) hereof, RSUs that are not vested as of the date of a Non-Employee Director’s Termination of Directorship for any reason shall terminate and be forfeited in their entirety as of the date of such Termination of Directorship. Notwithstanding anything herein to the contrary, in the event of a Non-Employee Director’s Termination of Directorship for Cause, the Non-Employee Director’s RSUs (whether vested or unvested) shall terminate and be forfeited in their entirety as of the date of such Termination of Directorship.
(g)     Detrimental Activity. Unless otherwise determined by the Committee at grant, each Award of RSUs shall provide that in the event the Non-Employee Director engages in Detrimental Activity prior to, or during the one year period following the later of Termination of Directorship or any vesting of RSUs, the Committee may direct (at any time within one year thereafter) that all unvested RSUs and all vested but unpaid RSUs shall be immediately forfeited to the Company and that the Non-Employee Director shall pay over to the Company the amount realized from any RSUs or any Common Stock paid in connection therewith.

(h)    Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and this Plan, the recipient of RSUs under this Section 13.5 shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion. Dividend equivalents shall confer upon the recipient the right to receive the cash value of any dividends and other distributions that would have been received as though the Non-Employee Director had held each share of Common Stock referenced by the RSU from such date as the Committee may specify (but not earlier than the Grant Date of the Award) until the actual distribution to such Participant of the related share of Common Stock or cash value thereof. Such amounts, if awarded and to be paid to the Participant as and when the shares of Common Stock or cash value thereof are distributed to such Participant, may, at the discretion of the Committee, be paid with interest from the applicable dividend payment date until such amounts and any earnings thereon are distributed. The applicable rate of interest shall be determined by the Committee in its sole discretion; provided, however, that for each fiscal year or part thereof, the applicable interest rate shall not be greater than the Treasury Rate. Alternatively, the Committee may provide that such cash dividend equivalents will be deemed reinvested in additional RSUs as of the applicable dividend payment date, to be settled by delivery of shares of Common Stock or cash value thereof at the same time as such deferred cash dividend equivalents would have been settled hereunder.
13.6     Terms of Restricted Stock Awards. Restricted Stock granted under this Article XIII shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:

(a)     Election. Effective as of September 21, 2011, a Non-Employee Director may elect, without further action by the Committee or the stockholders of the Company, to be granted, in lieu of all or a portion of the Annual Option that, subject to Section 13.5(a), otherwise would have been granted to the Non-Employee Director on such NED Grant Date, the number of shares of Restricted Stock equal to the Black-Scholes value on the NED Grant Date of the Stock Options that the Non-Employee Director has elected not to receive on the NED Grant Date divided by the Fair Market Value of the Common Stock on the NED Grant Date, as determined by the Committee in its sole discretion. Any fractional share of Restricted Stock resulting from the foregoing calculation shall be eliminated by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements or other Award shall be made with respect to fractional shares of Restricted Stock eliminated by rounding. Any election pursuant to this Section 13.6(a) shall be in writing delivered to the Committee on an election form prescribed by, and acceptable to, the Committee and in accordance with the procedures established by the Committee, and must be delivered by the Non-Employee Director by either (i) no later than the December 31 of the calendar year prior to the calendar year in which the relevant NED Grant Date is scheduled to occur, (ii) within thirty (30) days of his first becoming a Non-Employee Director, or (iii) effective as of June 5, 2013, by such other deadline, approved in advance by the Committee, that is compliant with Section 409A of the Code and does not result in constructive receipt of income by the Non-Employee Director.

A Non-Employee Director who elects to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered to the Company a fully executed copy of the applicable Award agreement relating thereto and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:
(i)    Purchase Price. The purchase price for shares of Restricted Stock shall be zero to the extent permitted by applicable law, and, to the extent not so permitted, such be the lowest permissible price.
(ii)    Acceptance. Awards of Restricted Stock must be accepted within a period of 90 days (or such shorter period as the Committee may specify at grant) after the Award date by executing a Restricted Stock Award agreement and by paying whatever price (if any) required by law.
(iii)    Legend. Each Participant receiving shares of Restricted Stock shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:
"The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of The Comtech Telecommunications Corp. 2000 Stock Incentive Plan (the "Plan") and an Agreement entered into between the registered owner and the Company dated _______. Copies of such Plan and Agreement are on file at the principal office of the Company."
(iv)    Custody. The Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition to the grant of such Award of Restricted Stock, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

(b)     Restrictions and Conditions. Shares of Restricted Stock awarded pursuant to this Plan shall be subject to the following restrictions and conditions:
(i)    Vesting. Shares of Restricted Stock granted to Non-Employee Directors pursuant to Section 13.6(a) (i) prior to the December Effective Date, shall vest in installments over a three (3) year period, commencing on the NED Grant Date, at the rate of 25% effective on the first and second anniversaries of the NED Grant Date and 50% on the third anniversary of the NED Grant Date, (ii) on or after the December Effective Date and prior to the August 2022 Effective Date, shall vest, unless otherwise determined by the Committee at or prior to grant, in installments over a three (3) year period, commencing on the NED Grant Date, at the rate of 25% effective on the first and second anniversaries of the NED Grant Date and 50% on the third anniversary of the NED Grant Date, and (iii) on or after the August 2022 Effective Date, shall vest as determined by the Committee at or prior to grant; provided that, except as otherwise determined by the Committee at or prior to grant with respect to any shares of Restricted Stock granted on or after the December Effective Date, or except as otherwise specifically provided herein, the shares of Restricted Stock may become vested only during the period prior to his or her Termination of Directorship. Notwithstanding the foregoing, all unvested shares of Restricted Stock granted to Non-Employee Directors pursuant to Section 13.6(a) shall become fully vested upon (i) such Non-Employee Director's death, (ii) solely with respect to shares of Restricted Stock granted to a Non-Employee Director prior to November 15, 2017, a Change in Control, or (iii) solely with respect to shares of Restricted Stock granted to a Non-Employee Director on or following November 15, 2017, upon such Non-Employee Director’s Termination of Directorship due to a failure to stand for reelection, failure to be reelected, or removal or resignation at the request or instruction of a person or entity effecting the Change in Control, in each case occurring on or after the occurrence of a Change in Control. In addition, the Committee may accelerate the vesting of any such shares of Restricted Stock at any time at or after grant in whole or in part, based on such factors, if any, as the Committee shall determine, in its sole discretion. The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under Section 13.6(a) prior to vesting.
(ii)    Rights as Stockholder. Except as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends shall be deferred until, and conditioned upon, the vesting of the underlying shares of Restricted Stock.
(iii)    Lapse of Restrictions. If and when shares of Restricted Stock vest, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law.

(iv)    Form and Modification of Restricted Stock Awards. Subject to the terms and conditions and within the limitations of this Plan, shares of Restricted Stock granted under this Article XIII shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may modify outstanding Restricted Stock Awards granted under this Section XIII; provided that the rights of a Participant are not reduced without his consent; provided further, that any such modification is intended to be structured to comply with Section 409A of the Code, to the extent applicable.
(v)    Termination of Directorship. Except as otherwise provided herein and in Section 13.6(b)(i) hereof, shares of Restricted Stock that are not vested as of the date of a Non-Employee Director’s Termination of Directorship for any reason shall terminate and be forfeited in their entirety as of the date of such Termination of Directorship. Notwithstanding the foregoing, the Committee shall be authorized, in its sole discretion, at any time on or prior to the date of the Termination of Directorship, to provide, based on such factors as the Committee may determine, in its sole discretion, that any shares of Restricted Stock that are not vested as of the date of Termination of Directorship shall thereafter continue to vest in accordance with the original terms of such shares of Restricted Stock as if a Termination of Directorship never occurred. Notwithstanding anything herein to the contrary, in the event of a Non-Employee Director’s Termination of Directorship for Cause, the Non-Employee Director’s shares of Restricted Stock (whether vested or unvested) shall be forfeited in their entirety as of the date of such Termination of Directorship.
(c)     Detrimental Activity. Unless otherwise determined by the Committee at grant, each Award of Restricted Stock shall provide that in the event the Non-Employee Director engages in Detrimental Activity prior to, or during the one year period following the later of Termination of Directorship or any vesting of Restricted Stock, the Committee may direct (at any time within one year thereafter) that all unvested Restricted Stock shall be immediately forfeited to the Company and that the Non-Employee Director shall pay over to the Company the amount realized at the time of vesting of any Restricted Stock.
13.7     Terms of Stock Units. Stock Units granted under this Article XIII shall be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Board shall deem desirable:

(a)     Election. Effective as of September 21, 2011, a Non-Employee Director may elect, without further action by the Committee or the stockholders of the Company, to be granted on the date the relevant cash retainer payment was scheduled to be paid (the “Retainer Payment Date”), in lieu of all or a portion of the Non-Employee Director’s annual cash retainer that would have been paid to the Non-Employee Director, the number of Stock Units equal to the amount of the cash retainer that the Non-Employee Director has elected not to receive divided by the Fair Market Value of the Common Stock on the Retainer Payment Date, as determined by the Committee in its sole discretion. Any fractional Stock Unit resulting from the foregoing calculation shall be eliminated by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements or other Award shall be made with respect to fractional Stock Units eliminated by rounding. Any election pursuant to this Section 13.7(a) shall be in writing delivered to the Committee on an election form prescribed by, and acceptable to, the Committee and in accordance with the procedures established by the Committee, and must be delivered by the Non-Employee Director by either (i) no later than the December 31 of the calendar year prior to the calendar year in which the relevant cash retainer payment is scheduled to be paid, (ii) within thirty (30) days of his first becoming a Non-Employee Director or (iii) by such other deadline, approved in advance by the Committee, that is compliant with Section 409A of the Code and does not result in constructive receipt of income by the Non-Employee Director.
(b)     Vesting. Prior to the December Effective Date, Stock Units granted to Non-Employee Directors pursuant to Section 13.7(a) shall be fully vested on the date of grant. Stock Units granted to Non-Employee Directors pursuant to Section 13.7(a) on or after the December Effective Date and prior to the August 2022 Effective Date shall be fully vested on the date of grant unless otherwise provided by the Committee at or prior to grant. Stock Units granted to Non-Employee Directors pursuant to Section 13.7(a) on or after the August 2022 Effective Date shall vest as determined by the Committee at or prior to grant.
(c)     Payment. Within thirty (30) days following the Non-Employee Director’s Termination of Directorship for any reason other than a Termination of Directorship for Cause, the Non-Employee Director shall receive one share of Common Stock for each Stock Unit held by the Non-Employee Director as of the date of the Non-Employee Director’s Termination of Directorship, the ownership of which shall be recognized by the Company through an uncertificated book entry credited to a book entry account maintained by the Company (or its designee) on behalf of the Non-Employee Director or such other method (including the issuance of stock certificate) as determined by the Company in its sole discretion.
(d)     Form and Modification of Stock Units. Subject to the terms and conditions and within the limitations of this Plan, Stock Units granted under this Article XIII shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may modify outstanding Stock Units granted under this Section XIII; provided that the rights of a Participant are not reduced without his consent; provided further, that any such modification is intended to be structured to comply with Section 409A of the Code, to the extent applicable.

(e)     Termination of Directorship. Notwithstanding anything herein to the contrary, in the event of a Non-Employee Director’s Termination of Directorship for Cause, the Non-Employee Director’s Stock Units shall terminate and be forfeited in their entirety as of the date of such Termination of Directorship.
(f)     Detrimental Activity. Unless otherwise determined by the Committee at grant, each Award of Stock Units shall provide that in the event the Non-Employee Director engages in Detrimental Activity prior to, or during the one year period following the later of Termination of Directorship or any grant of Stock Units, the Committee may direct (at any time within one year thereafter) that all Stock Units shall be immediately forfeited to the Company and that the Non-Employee Director shall pay over to the Company the amount realized from any Stock Units or any Common Stock paid in connection therewith.
(g)    Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and this Plan, the recipient of Stock Units under this Section 13.7 shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion. Dividend equivalents shall confer upon the recipient the right to receive the cash value of any dividends and other distributions that would have been received as though the Non-Employee Director had held each share of Common Stock referenced by the Stock Unit from such date as the Committee may specify (but not earlier than the Grant Date of the Award) until the actual distribution to such Participant of the related share of Common Stock or cash value thereof. Such amounts, if awarded and to be paid to the Participant as and when the shares of Common Stock or cash value thereof are distributed to such Participant, may, at the discretion of the Committee, be paid with interest from the applicable dividend payment date until such amounts and any earnings thereon are distributed. The applicable rate of interest shall be determined by the Committee in its sole discretion; provided, however, that for each fiscal year or part thereof, the applicable interest rate shall not be greater than the Treasury Rate. Alternatively, the Committee may provide that such cash dividend equivalents will be deemed reinvested in additional Stock Units as of the applicable dividend payment date, to be settled by delivery of shares of Common Stock or cash value thereof at the same time as such deferred cash dividend equivalents would have been settled hereunder.
13.8     Changes.
(a)     The Awards to a Non-Employee Director shall be subject to Sections 4.2(a), (b) and (c) of the Plan and this Section 13.8, but shall not be subject to Section 4.2(d).

(b)     If the Company shall not be the surviving corporation in any merger or consolidation, or if the Company is to be dissolved or liquidated, then, unless the surviving corporation assumes the Stock Options or substitutes new Stock Options which are determined by the Board in its sole discretion to be substantially similar in nature and equivalent in terms and value for Stock Options then outstanding, upon the effective date of such merger, consolidation, liquidation or dissolution, any unexercised Stock Options shall expire without additional compensation to the holder thereof; provided, that, the Board shall deliver notice to each Non-Employee Director at least 30 days prior to the date of consummation of such merger, consolidation, dissolution or liquidation which would result in the expiration of the Stock Options and during the period from the date on which such notice of termination is delivered to the consummation of the merger, consolidation, dissolution or liquidation, such Participant shall have the right to exercise in full, effective as of such consummation, all Stock Options that are then outstanding (without regard to limitations on exercise otherwise contained in the Stock Options) but contingent on occurrence of the merger, consolidation, dissolution or liquidation, and, provided that, if the contemplated transaction does not take place within a 90 day period after giving such notice for any reason whatsoever, the notice, accelerated vesting and exercise shall be null and void and, if and when appropriate, new notice shall be given as aforesaid.
ARTICLE XIV
CHANGE IN CONTROL PROVISIONS
14.1     Benefits. In the event of a Change in Control of the Company, except as otherwise provided by the Committee upon the grant of an Award, the Participant shall be entitled to the following benefits:
(a)     Awards granted to Participants prior to November 15, 2017, shall be treated in accordance with the terms of the Plan as in effect prior to such date.
(b)    Except to the extent provided in the applicable Award agreement, the Participant's employment agreement with the Company or an Affiliate, as approved by the Committee, or other written agreement approved by the Committee (as such agreement may be amended from time to time), with respect to any Award granted to a Participant other than a Non-Employee Director on or after November 15, 2017, if such Participant has an involuntary Termination without Cause at any time during the two (2) year period commencing on a Change in Control, then all outstanding Awards of such Participant that were granted to such Participant on or after November 15, 2017, but prior to the Change in Control (including any Alternative Option granted to such Participant in substitution of any Stock Option pursuant to Section 14.1(d) below) shall be fully vested on the date of such Termination and any such Awards that provide for Participant elected exercise shall be immediately exercisable in their entirety on the date of such Termination.

(c)     The Committee, in its sole discretion, may provide for the purchase of any Stock Option by the Company or an Affiliate for an amount of cash equal to the excess of the Change in Control Price (as defined below) of the shares of Common Stock covered by such Stock Options, over the aggregate exercise price of such Stock Options. For purposes of this Section 14.1, Change in Control Price shall mean the higher of (i) the highest price per share of Common Stock paid in any transaction related to a Change in Control of the Company, or (ii) the highest Fair Market Value per share of Common Stock at any time during the sixty (60) day period preceding a Change in Control; provided, however, that for the avoidance if doubt the Change in Control price shall not exceed the fair market value of the Common Stock at the time of purchase as determined in accordance Section 409A of the Code.
(d)     Notwithstanding anything to the contrary herein, unless the Committee provides otherwise at the time a Stock Option is granted hereunder or thereafter, no acceleration of exercisability shall occur with respect to such Stock Options if the Committee reasonably determines in good faith, prior to the occurrence of the Change in Control, that the Stock Options shall be honored or assumed, or new rights substituted therefore (each such honored, assumed or substituted stock option hereinafter called an "Alternative Option"), by a Participant's employer (or the parent or a subsidiary of such employer) immediately following the Change in Control, provided that any such Alternative Option must meet the following criteria:
(i)    the Alternative Option must be based on stock which is traded on an established securities market, or which will be so traded within 30 days of the Change in Control;
(ii)    the Alternative Option must provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Stock Option, including, but not limited to, an identical or better exercise schedule;
(iii)    the Alternative Option must have economic value substantially equivalent to the value of such Stock Option (determined at the time of the Change in Control); and
(iv)    the Alternate Option must be structured in a manner intended to comply with Section 409A of the Code to avoid any adverse tax consequences thereunder, to the extent applicable.
For purposes of Incentive Stock Options, any assumed or substituted Stock Option shall comply with the requirements of Treasury Regulation § 1.424‑1 (and any amendments thereto).
(e)     Notwithstanding anything else herein, the Committee may, in its sole discretion, provide for accelerated lapsing of restrictions on an Award or accelerated vesting of an Award, as applicable, at any time.

14.2     Change in Control. A "Change in Control" shall be deemed to have occurred:
(a)     upon any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities;
(b)     during any period of two (2) consecutive years (the “Board Measurement Period ”), individuals who at the beginning of such period constitute the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this section) or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors of the Company whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors; provided , that with respect to any payment pursuant to an Award granted under this Plan on or after September 21, 2011 that is triggered upon a Change in Control and that constitutes “non-qualified deferred compensation” pursuant to Section 409A of the Code, the Board Measurement Period shall be reduced from any period of two consecutive years to any period of twelve consecutive months;
(c)     upon a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in (a) above) acquires more than 50% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or

(d)     upon approval by the stockholders of the Company of a plan of complete liquidation of the Company or an agreement for (or for Awards granted on or after September 21, 2011, the consummation of) the sale or disposition by the Company of all or substantially all of the Company's assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale; provided , that with respect to any payment pursuant to an Award granted under this Plan on or after September 21, 2011 that is triggered upon a Change in Control and that constitutes “non-qualified deferred compensation” pursuant to Section 409A of the Code, stockholder approval of a plan of liquidation of the Company shall not constitute a Change in Control.
ARTICLE XV
TERMINATION OR AMENDMENT OF PLAN
Notwithstanding any other provision of this Plan, the Board or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that the Company may comply with any regulatory requirement referred to in Article XVII), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the shareholders of the Company in accordance with the laws of the State of Delaware, to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, or, to the extent applicable to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan; (ii) increase the maximum individual Participant limitations for a fiscal year under Section 4.1(d); (iii) change the classification of employees, directors or Consultants eligible to receive Awards under this Plan; (iv) decrease the minimum option price of any Stock Option or Stock Appreciation Right; (v) extend the maximum option period under Section 6.3; (vi) materially alter the Performance Criteria for the Award of Restricted Stock, Performance Units, Performance Shares or cash incentive Awards as set forth in Exhibit A; or (vii) require stockholder approval in order for this Plan to continue to comply with the applicable provisions of Section 162(m) of the Code or, to the extent applicable to Incentive Stock Options, Section 422 of the Code. In no event may this Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under this Plan, decrease the minimum exercise price of any Stock Option or Stock Appreciation Right, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.
The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article IV above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder's consent.

ARTICLE XVI
UNFUNDED PLAN
16.1     Unfunded Status of Plan. This Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.
ARTICLE XVII
GENERAL PROVISIONS
17.1     Legend. The Committee may require each person receiving shares pursuant to an Award under this Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.
All certificates for shares of Common Stock delivered under this Plan shall be subject to such stop transfer orders and other restrictions as the Committee in its sole discretion may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities exchange system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
17.2     Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
17.3     Right to Employment/Directorship/Consultancy. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee, Non-Employee Director or Consultant any right with respect to continuance of employment, directorship or Consultancy by the Company or any Affiliate, nor shall they be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed or a Non-Employee Director or Consultant is retained to terminate his employment, directorship or Consultancy at any time.

17.4     Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock (or other Award that is taxable upon vesting), or upon making an election under Code Section 83(b), a Participant shall pay all required withholding to the Company.
Any such withholding obligation with regard to any Participant may be satisfied, subject to the consent of the Committee, by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.
17.5     Listing and Other Conditions.
(a)     As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Stock Option with respect to such shares shall be suspended until such listing has been effected.
(b)     If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Stock Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.
(c)     Upon termination of any period of suspension under this Section 17.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Stock Option.
(d)     A Participant shall be required to supply the Company with any certificates, representations and information that the Company requests and otherwise cooperate with the Company in obtaining any listing, registration, qualification, exemption, consent or approval the Company deems necessary or appropriate.
17.6     Governing Law. This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

17.7     Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.
17.8     Other Benefits. No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation, unless otherwise specifically stated in such other benefit plan.
17.9     Costs. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.
17.10     No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.
17.11     Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant's death or Disability and to supply it with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require that the agreement of the transferee to be bound by all of the terms and conditions of this Plan.
17.12     Section 16(b) of the Exchange Act. All elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan and the transaction of business thereunder.

17.13     Section 409A of the Code
(a)     Although the Company does not guarantee the particular tax treatment of an Award granted under the Plan, Awards made under the Plan are intended to comply with, or be exempt from, the applicable requirements of Section 409A of the Code and the Plan and any Award agreement hereunder shall be limited, construed and interpreted in accordance with such intent. Notwithstanding anything herein to the contrary, any provision in this Plan that is inconsistent with Section 409A of the Code shall be deemed to be amended to comply with Section 409A of the Code and to the extent such provision cannot be amended to comply therewith, such provision shall be null and void. In no event whatsoever shall the Company or any of its Affiliates be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.
(b)     Notwithstanding anything in the Plan or in an Award to the contrary, the following provisions shall apply to any Award granted under the Plan that constitutes “non-qualified deferred compensation” pursuant to Section 409A of the Code (a “409A Covered Award”):
(i)    A termination of employment shall not be deemed to have occurred for purposes of any provision of a 409A Covered Award providing for payment upon or following a termination of the Participant’s employment unless such termination is also a “Separation from Service” within the meaning of Code Section 409A and, for purposes of any such provision of the 409A Covered Award, references to a “termination,” “termination of employment” or like terms shall mean Separation from Service. Notwithstanding any provision to the contrary in the Plan or the Award, if the Participant is deemed on the date of the Participant’s Termination to be a “specified employee” within the meaning of that term under Section 409A(a)(2)(B) of the Code and using the identification methodology selected by the Company from time to time, or if none, the default methodology set forth in Code Section 409A, then with regard to any such payment under a 409A Covered Award, to the extent required to be delayed in compliance with Section 409A(a)(2)(B) of the Code, such payment shall not be made prior to the earlier of (i) the expiration of the six (6)-month period measured from the date of the Participant’s Separation from Service, and (ii) the date of the Participant’s death. All payments delayed pursuant to this Section 13.13(b)(i) shall be paid to the Participant on the first day of the seventh month following the date of the Participant’s Separation from Service or, if earlier, on the date of the Participant’s death.
(ii)    Whenever a payment under a 409A Covered Award specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company.
17.14     Severability of Provisions. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

17.15     Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.
17.16     Electronic Communications. Notwithstanding anything else herein to the contrary, any Award agreement, notice of exercise of an Option or Non-Tandem Stock Appreciation Right, or other document or notice required or permitted by this Plan that is required to be delivered in writing may, to the extent determined by the Committee, be delivered and accepted electronically. Signatures may also be electronic if permitted by the Committee. The term “written agreement” as used in the Plan shall include any document that it is delivered and/or accepted electronically.
ARTICLE XVIII
EFFECTIVE DATE OF PLAN
The Plan was originally adopted by the Board and effective on October 19, 1999, subject to approval by the stockholders of the Company (which was obtained at the stockholders meeting held on December 14, 1999). The Plan was thereafter amended and restated in accordance with the requirements of the laws of the State of Delaware. The Board approved the amendment and restatement of the Plan on October 9, 2006 and such amended and restated plan became effective on October 9, 2006, subject to approval of the provisions of this Plan adding a cash incentive Award and re-approval of the Performance Criteria for performance-based Equity Awards by the stockholders of the Company in accordance with the requirements of the laws of the State of Delaware or such later date as provided in the adopting resolution. The stockholders of the Company approved the amendments that were subject to stockholder approval at the stockholder meeting held on December 5, 2006. A further restatement of the Plan was approved by the Board on December 6, 2007 which incorporated amendments effective on November 9, 2007 (deleting the Plan provision authorizing the Committee with the authority to buy out previously granted stock options based on terms and conditions established by the Committee) and on December 6, 2007 (increasing the number of shares available for grant of Awards under the Plan by 850,000). A further restatement of the Plan was approved by the Board on June 2, 2009 which incorporated amendments effective on June 2, 2009 (changing the date of grant of the annual grants of Stock Options to Non-Employee Directors). A further restatement of the Plan was approved by the Board on September 22, 2009 and incorporates amendments effective on October 18, 2009 (increasing the number of shares available for grant of Awards under the Plan by 2,375,000, adjusting the maximum annual grant of Performance Units and the maximum annual potential amount earnable under Performance Units, limiting the Committee's authority to amend or substitute a SAR or to issue Awards or cash in exchange for an Option or SAR in certain circumstances without stockholder approval, changing the conversion method for Performance Units, clarifying Plan provisions in compliance with Section 409A of the Code, and prohibiting any transfers or dispositions of Non-Qualified Stock Options to Family Members for value), certain of which were subject to the approval by the stockholders of the Company. The stockholders of the Company approved the amendments that were subject to stockholder approval at the stockholder meeting held on December 9, 2009. A further restatement of the Plan was approved by the Board on June 2, 2010 and incorporates amendments effective on June 2, 2010 (changing the date of grant and the amount of the annual grants of Stock Options to Non-Employee Directors).

A further restatement of the Plan was approved by the Board and effective on September 21, 2011 and incorporates amendments effective on September 21, 2011 and, as approved by stockholders, on January 13, 2012 (including setting minimum vesting terms for Full-Value Awards and the right in certain cases to receive or retain dividends and dividend equivalents thereunder, providing the Committee the discretion to permit a Participant to designate a beneficiary to receive outstanding Awards or exercise rights thereunder following death, changing the amount of the initial and annual grants of Stock Options to Non-Employee Directors, providing Non-Employee Directors with the opportunity to elect to receive RSUs and/or shares of Restricted Stock in lieu of an Annual Option, providing Non-Employee Directors with the opportunity to elect to receive Stock Units in lieu of their annual cash retainer, providing for the automatic grant of RSUs to Non-Employee Directors in lieu of their Annual Options in order to satisfy minimum Company stock ownership requirements, providing the Committee the discretion to accelerate the vesting of Awards granted to Non-Employee Directors or to continue the vesting thereof beyond Termination of Directorship, and clarifying certain Plan provisions), with the provisions relating to the grant of RSUs, Restricted Stock and Stock Units to Non-Employee Directors subject to stockholder approval. A further restatement of the Plan was approved by the Board and is effective June 5, 2013 and incorporates amendments effective on June 5, 2013 with respect to Section 13.6(a) of the Plan to provide that the Committee may permit elections by Non-Employee Directors at any time. A further restatement of the Plan was approved by the Board and effective on October 2, 2013 and incorporates amendments effective on October 2, 2013 (including authorizing dividend equivalents from the beginning date of any Performance Period, clarifying that dividend equivalents on certain Awards can be either cash or in additional Awards, adding more specific provisions regarding the grant of dividend equivalents on RSUs or Stock Units granted to Non-Employee Directors, and specifying that elections by Non-Employee Directors relating to type of award can be allowed by the Committee at any time compliant with Section 409A and other applicable provision of the Code). A further restatement of the Plan was approved by the Board and effective on December 10, 2015, and incorporates amendments effective on December 10, 2015 with respect to Section 13.2 of the Plan to change the method for determining the initial and annual grants of Stock Options to Non-Employee Directors and to provide the Committee with discretion over the vesting of Non-Employee Director grants and the term of Stock Options. A further amendment to the Plan was approved by the Board so that effective as of August 9, 2016, the grant date fair value of Non-Employee Director annual equity Awards was set at $120,000. A further restatement of the Plan was approved by the Board effective on November 18, 2016, increasing the number of shares of Common Stock available for Awards under the Plan, re-approving the material terms of the Performance Criteria under the Plan, extending the term of the Plan for an additional 10 years, clarifying the provisions of the Plan relating to share counting and reducing the number of Shares subject to Full-Value Awards that may be granted without being subject to minimum vesting requirements, with the provisions relating to the increase in the number of shares available under the Plan, the re-approval of the material terms of the Performance Criteria and extending the term of the Plan for an additional 10 years being approved by stockholders on December 8, 2016. A further restatement of the Plan was approved by the Board and effective on November 15, 2017 and incorporates amendments effective on November 15, 2017 and, as approved by stockholders, on December 5, 2017 (including increasing the number of shares of Common Stock available for Awards under the Plan and providing that Awards made to participants on or after November 15, 2017, unless otherwise determined by the Committee, shall not automatically vest and become exercisable upon a Change in Control, but instead such Awards shall automatically vest and become fully exercisable if the Participant experiences an involuntary Termination without Cause within two years following a Change in Control), with the provisions relating to the increase in the number of shares available under the Plan being subject to stockholder approval.

A further restatement of the Plan was approved by the Board and effective March 6, 2018, and provides that, for Awards granted on and after March 6, 2018, adjustments pursuant to Section 4.2(b) of the Plan may be made in respect of transactions effected with receipt of consideration by the Company rather than only in respect of transactions effected without receipt of consideration by the Company. A further restatement of the Plan, increasing the number of shares of Common Stock available for Awards under the Plan, was approved by the Board effective as of November 15, 2019, and was approved by stockholders on December 3, 2019. A further amendment of the Plan, increasing, with respect to each calendar year commencing with the 2020 calendar year, the Black-Scholes value of the grant of Annual Options to up to $220,000, was approved by the Board effective August 4, 2020. A further amendment of the Plan under Section 12.1 herein, explicitly permitting certain transfers of Awards by Participants, was approved by the Board effective August 10, 2021. The amendments to the Plan (i) requiring that the minimum vesting criteria applicable to Full-Value Awards under Section 4.5 of the Plan to be not less than one year for all Full-Value Awards (subject to certain exceptions set forth in Section 4.5), and (ii) amending Sections 13.4(c), 13.5(c), 13.6(b)(i), and 13.7(b) to provide that the vesting terms of all Awards granted to Non-Employee Directors on or after the August 2022 Effective Date shall be as determined by the Committee on or prior to grant date, were approved by the Committee and Board effective August 12, 2022. The amendment to the Plan raising the individual participant limit in Section 4.1(d) to 375,000 shares per fiscal year was approved by the Committee effective September 9, 2022. A further restatement of the Plan was approved by the Board on November 15, 2022 (increasing the number of shares available for grant of Awards under the Plan by 1,000,000), subject to the approval of the Company’s stockholders at the Company’s fiscal 2022 annual meeting of stockholders, and shall become effective on the date of stockholder approval
ARTICLE XIX
TERM OF PLAN
No Award shall be granted pursuant to this Plan on or after November 18, 2026, but Awards granted prior to such date may extend beyond that date. The foregoing notwithstanding, any Awards, the vesting or payment of which is conditioned on the satisfaction of Performance Criteria intended to qualify as "performance-based compensation" under Section 162(m) of the Code may be granted until the date of the first Annual Meeting of Stockholders that occurs in the fifth year following the year in which the Company's stockholders last previously re-approved the Performance Criteria or approved other designated performance goals (even if this deadline extends past the date at which other Awards may be granted under the Plan).

EXHIBIT A

PERFORMANCE CRITERIA
Performance Goals established for purposes of conditioning the grant of an Award of Restricted Stock based on performance or the vesting of performance-based Awards of Restricted Stock, Performance Units, Performance Shares and/or cash incentive Awards shall be based on one or more of the following performance criteria ("Performance Criteria"): (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, income before income taxes and extraordinary items, net income, income before income tax and stock based compensation expense, earnings before income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company's bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) the attainment of target levels of or a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders' equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels of or specified increases in the fair market value of the shares of the Company's common stock; and (x) the growth in the value of an investment in the Company's common stock assuming the reinvestment of dividends. For purposes of item (i) above, "extraordinary items" shall mean all items of gain, loss or expense for the fiscal year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to a corporate transaction (including, without limitation, a disposition or acquisition) or related to a change in accounting principle, all as determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board. The Committee may specify that specific items of income or expense may be included or excluded from the calculation of achievement of any of the foregoing Performance Criteria.
In addition, such Performance Criteria may be based upon the attainment of specified levels of Company (or subsidiary, division or other operational unit of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Code Section 162(m), but only to the extent permitted under Code Section 162(m) (including, without limitation, compliance with any requirements for stockholder approval), the Committee may: (i) designate additional business criteria on which the Performance Criteria may be based or (ii) adjust, modify or amend the aforementioned business criteria.

Appendix B
THIRD AMENDED AND RESTATED
COMTECH TELECOMMUNICATIONS CORP.
2001 EMPLOYEE STOCK PURCHASE PLAN

(1) Purpose of the Plan

The purpose of this Third Amended and Restated Comtech Telecommunications Corp. 2001 Employee Stock Purchase Plan (the “Plan”) is to provide a method by which eligible employees may purchase shares of common stock of Comtech Telecommunications Corp. (the “Company”), $.10 par value per share (the “Common Stock”) by payroll deductions and at discounted prices. By this means, eligible employees will be given an opportunity to acquire an additional interest in the economic progress of the Company and a further incentive to promote the best interests of the Company.

It is the intention of the Company that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Plan shall be construed in accordance with such purpose. The Plan was originally approved by stockholders on December 12, 2000 and was originally effective January 1, 2001 and stockholders approved an amendment and restatement of the Plan effective January 1, 2016 and a second amendment and restatement effective December 4, 2018. This Third Amended and Restated Plan was approved by the Company’s Board of Directors (the “Board”) on November 15, 2022, subject to the approval of the Company’s stockholders at the Company’s fiscal 2022 annual meeting of stockholders, and this Third Amended and Restated Plan shall become effective on the date of stockholder approval.

(2) Eligible Employees

All persons who as of any Offering Date, as hereinafter defined, are employees of the Company or any of its subsidiary corporations (as defined under Section 424(f) of the Code, and referred to herein as, a “subsidiary” or “subsidiaries”) and who have been continuously in the employ of the Company or any of its subsidiaries for at least one year at such date will be eligible to participate in this Plan, except for the following who shall not be eligible:

    (a) Any employee whose customary employment is 20 hours or less per week or not more than 5 months during a calendar year;

    (b) Any employee who, immediately after any Offering Date would own (as determined under Section 424(d) of the Code), stock, and/or hold outstanding options to purchase stock, possessing 5 percent or more of the total combined voting power or value of all classes of stock of the Company, any subsidiary or any parent corporation, as defined under Section 424(e) of the Code;

    (c) Any employee to whom grant of an option hereunder would permit his rights to purchase stock under the Plan and under all other employee stock purchase plans, if any, of the Company, any subsidiary or parent corporation to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time; and

    (d) Any officer or director who is a “highly compensated employee” (within the meaning of Section 414(q) of the Code) or subject to the disclosure requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended.

(3) Number of Shares to be Offered

A maximum of 1,300,000 shares will be offered for subscription, subject to adjustment as provided under Section 17. Purchases of Common Stock may be made on the open market or through the delivery of treasury shares or newly-issued and authorized shares, as determined by the Company.

(4) Offering and Purchase Dates

A separate offering will be made on the first business day of January, April, July and October in each year commencing with 2001, each such date being herein referred to as an “Offering Date.” A “Purchase Date” is the last business day in the succeeding March for offerings made in January, the last business day in the succeeding June for offerings in April, the last business day in the succeeding September for offerings made in July and the last business day in the succeeding December for offerings made in October.

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The offering will be reduced on a pro rata basis to the extent that the authorized shares remaining are not sufficient to enable the number of anticipated subscribers to subscribe to purchase at least 100 shares each.

(5) Purchase Price

The purchase price per share with respect to each offering shall be 85% of the fair market value of the Common Stock on (i) the Offering Date, or (ii) the Purchase Date, which ever date produces the lower price.

“Fair market value” shall mean the average of the closing bid and asked prices of the Common Stock on the applicable date, as reported on the principal national securities exchange in which it is then traded or the Nasdaq Stock Market, Inc. or if not traded on such principal national securities exchange or the Nasdaq Stock Market, Inc., as quoted on an automated quotation system sponsored by the National Association of Securities Dealers, Inc.

(6) Method of Payment

Payment will be made through payroll deductions authorized as provided in Section 7 hereof, which shall not be less than $5.00 per week ($10.00 bi-weekly), nor more than 20 percent of the employee’s gross base salary (including payroll deductions under Sections 401(k) and 125 of the Code but excluding any overtime, bonuses, or other extra compensation) per payroll period.

If, as of any Purchase Date, any participant has made an overpayment for the amount of shares for which the participant has subscribed, either due to the operation of Section 5 hereof, or otherwise, such overpayment shall be credited to his account for the next succeeding offering in accordance with Section 423 of the Code (unless a refund is requested by the participant or at the option of the Company).

(7) How and When to Subscribe

Subscription agreements will be made available to all eligible employees. To subscribe to the first offering under the Plan, an eligible employee must sign and deliver a payroll deduction authorization/subscription form to the Company on or before January 1, 2001.

Employees who are eligible to participate in the first offering under the Plan, but who choose not to participate, employees who subsequently become eligible to participate, and employees who have canceled their participation in the Plan may subscribe to any subsequent offering for which they are eligible by signing and delivering a payroll deduction authorization/subscription form to the Company not less than 30 days prior to the applicable Offering Date.

A payroll deduction authorization/subscription form once filed by an employee shall remain effective for all subsequent offerings under the Plan, subject to an employee’s right to cancel participation as provided in Section 11.

(8) Limit on Number of Shares Subscribed

The subscription by an eligible employee in any offering may not exceed 100 shares of Common Stock, subject to adjustment as provided in Section 17.

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(9) Date of Granting Option and Exercising Option and Life of Option

Options to purchase 100 shares of Common Stock shall be deemed granted to each participating employee as of the respective Offering Dates. As of the applicable Purchase Date, a participant’s option shall be exercised automatically for the purchase of that number of full shares of Common Stock which the accumulated payroll deductions credited to his account at that time will purchase at the applicable price specified in Section 5 hereof. Options not exercised as of the applicable Purchase Date shall automatically lapse.

(10) Method of Handling Employees’ Money

Funds paid into the Plan by participants will be deposited in a special bank account to be known as the Comtech Employee Stock Purchase Plan Account. Such funds will be applied in accordance with the provisions of the Plan and will bear no interest. The issuance of shares of Common Stock to a participant under the Plan shall be recorded in the books and records of the Company (or its transfer agent) as soon as practicable after the applicable Purchase Date, and, simultaneous with such recording, the funds will be paid over to the Company. Any shares of Common Stock issued under the Plan shall be in uncertificated form.

(11) Cancellation of Participation

Any participating employee may cancel his participation in the Plan at any time by giving written notice of cancellation to the Company not less than 10 business days prior to any Purchase Date. In such event the amount then held for such employee in the Comtech Employee Stock Purchase Plan Account will be refunded.

Any employee who cancels his participation in the Plan may subscribe in the manner prescribed in Section 7 hereof to subsequent offerings which commence at least six months after such cancellation.

(12) Interest

No interest will be paid or allowed under any circumstances on any money paid under the Plan by participating employees.

(13) Rights Not Transferable

An employee’s rights under the Plan belong to the employee and may not be transferred or assigned to or availed of for any purpose by any other person during the employee’s lifetime.

(14) Termination of Rights

Upon termination of employment for any reason other than retirement, disability or death, the participating employee or his estate will be refunded the amount then held for such employee in the Comtech Employee Stock Purchase Plan Account. In the case of retirement (as determined by the Company), disability (as defined under the applicable long-term disability plan) or death, the participating employee or his estate (in the case of death) may elect within thirty days after the happening of such event to (i) receive in cash the amount then held for the employee in the Comtech Employee Stock Purchase Plan Account, or (ii) have the amount then held for the employee applied to the purchase of as many full shares as such amount will purchase at the applicable purchase price determined as of the Offering Date, and any remaining balance refunded. A failure to make such election within the said thirty-day period will be treated as notice of cancellation and the amount then held for the employee will be refunded.

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(15) Persons to Whom Shares will be Issued

Unless otherwise directed, any shares issued under the Plan will be recorded in the books and records of the Company (or its transfer agent) in the name of the participating employee. However, the employee may direct registration of the shares in his name and in the name of one other person, but only as tenants by the entireties or joint tenants with right of survivorship.

(16) Amendment or Discontinuance of Plan

The Board of Directors of the Company (the “Board”) shall have the right to amend, modify or terminate the Plan at any time without notice, provided that no employee’s then existing rights are adversely affected, and provided further that no such amendment of the Plan shall, without Stockholder approval to the extent required by Section 423 of the Code: (i) increase the total number of shares of Common Stock to be offered (subject to adjustment under Section 17), (ii) change the formula for determining the price at which the shares will be paid, (iii) increase the maximum number of shares which an eligible employee may purchase, or (iv) extend the duration of the Plan. Unless sooner terminated, the Plan shall terminate at the time that all of the shares of Common Stock reserved for issuance under the Plan (subject to adjustment under Section 17) have been issued under the terms of the Plan.

(17) Adjustment of Subscription

In the event of reorganization, recapitalization, stock split, stock dividend, merger, consolidation or any other change in the structure of shares of the Common Stock of the Company, the Board may make such adjustment as it may deem appropriate in the number, kind and subscription price of shares available for purchase under the Plan.

(18) Coordination with 401(k) Plan

In the event a participant makes a hardship withdrawal of employee deferral (401(k)) contributions under a 401(k) profit sharing plan of the Company, a subsidiary or parent corporation or any other plan qualified under Section 401(a) of the Code that contains a Code Section 401(k) feature, to the extent required by such plan, such participant’s payroll deductions and the purchase of shares of Common Stock under the Plan shall be suspended until the first payroll period following the Offering Date commencing after the twelve (12) month period after such hardship withdrawal. If such a participant who elects a hardship withdrawal under such a 401(k) profit sharing plan or such other plan has a cash balance accumulated in the Comtech Employee Stock Purchase Plan Account at the time of withdrawal that has not already been applied to purchase shares of Common Stock, such cash balance shall be returned to the participant as soon as administratively practicable.

(19) Administration

The Plan shall be administered by a committee appointed by the Board (or if no Committee is appointed by the Board, the Board) (the “Committee”), and the Committee may select an administrator to whom its duties and responsibilities hereunder may be delegated. The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable. The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to, the laws of, countries other than the United States to comply with applicable tax and securities laws. All interpretations and determinations of the Committee shall be made in its sole and absolute discretion based on the Plan document and shall be final, conclusive and binding on all parties.

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The Committee may employ such legal counsel, consultants, brokers and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant, broker or agent. The Committee may, in its sole discretion, designate an agent to administer the Plan, purchase and sell shares of Common Stock in accordance with the Plan, keep records, send statements of account to employees and to perform other duties relating to the Plan, as the Committee may request from time to time. The Committee may adopt, amend or repeal any guidelines or requirements necessary for the custody and delivery of the Common Stock, including, without limitation, guidelines regarding the imposition of reasonable fees in certain circumstances.

(20) Use of Funds

Notwithstanding anything herein to the contrary, all payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

(21) Regulations and Other Approvals

The obligation of the Company to sell or deliver shares of Common Stock with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

To the extent required, the Plan is intended to comply with Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (“Rule 16b-3”), and the Committee shall interpret and administer the provisions of the Plan in a manner consistent therewith. Any provisions inconsistent with Rule 16b-3 shall be inoperative and shall not affect the validity of the Plan.

(22) Withholding of Taxes

If a participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares issued to such participant pursuant to such participant’s exercise of an option, and such disposition occurs within the two-year period commencing on the day after the Offering Date or within the one-year period commencing on the day after the Purchase Date, such participant shall immediately, or as soon as practicable thereafter, notify the Company thereof and thereafter immediately deliver to the Company any amount of federal, state or local income taxes and other amounts which the Company informs the participant the Company, any subsidiary or parent corporation is required to withhold.

Notwithstanding anything herein to the contrary, the Company and each subsidiary and parent corporation shall have the right to make such provisions as it deems necessary to satisfy any obligations to withhold federal, state, or local income taxes or other taxes incurred by reason of the issuance of Common Stock pursuant to the Plan. Notwithstanding anything herein to the contrary, the Company or any subsidiary or parent corporation may require a participant to remit an amount equal to the required withholding amount and may invalidate any election if the participant does not remit applicable withholding taxes.

Notwithstanding anything herein to the contrary, with respect to any share or shares issued to a participant pursuant to the participant’s exercise of an option hereunder, the participant shall only be permitted to sell such shares through the Company’s transfer agent prior to the expiration of the latest to occur of the two-year period commencing on the day after the Offering Date or the one-year period commencing on the day after the Purchase Date. During such periods, participants shall not be entitled to transfer to their own brokerage account any share or shares issued to the participant pursuant to the participant’s exercise of an option hereunder. For the avoidance of doubt, the restrictions set forth in the preceding two sentences shall not apply to any dispositions or transfers occurring outside of the two-year period commencing on the day after the Offering Date or outside the one-year period commencing on the day after the Purchase Date.

(23) No Employment Rights

The establishment and operation of this Plan shall not confer any legal rights upon any participant or other person for a continuation of employment, nor shall it interfere with the rights of the Company or a subsidiary or parent corporation to discharge any employee and to treat him without regard to the effect which that treatment might have upon him as a participant or potential participant under the Plan.
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(24) Electronic Communications

Notwithstanding anything else herein to the contrary, any subscription agreement, authorization/subscription form or other document or notice required or permitted by the Plan that is required to be delivered in writing may, to the extent determined by the Committee, be delivered and accepted electronically. Signatures may also be electronic if permitted by the Committee.

(25) Severability of Provisions

If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

(26) Construction

The use of a masculine pronoun shall include the feminine, and the singular form shall include the plural form, unless the context clearly indicates otherwise. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

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COMTECH

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on December 14, 2022 for shares held directly and by 11:59 p.m. Eastern Time on December 12, 2022 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CMTL2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on December 14, 2022 for shares held directly and by 11:59 p.m. Eastern Time on December 12, 2022 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D93400-P82938

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

COMTECH TELECOMMUNICATIONS CORP.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Ken Peterman	☐	☐	☐
1b. Wendi B. Carpenter	☐	☐	☐
1c. Mark Quinlan	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

NOTE: This proxy will be voted in accordance with the instructions specified. WHERE NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE AND FOR APPROVAL OF PROPOSALS 2, 3, 4 AND 5.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Please sign, date and mail your proxy card back as soon as possible!

Annual Meeting of Stockholders
COMTECH TELECOMMUNICATIONS CORP.
December 15, 2022

D93401-P82938

COMTECH TELECOMMUNICATIONS CORP.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Ken Peterman, Yelena Simonyuk and Nancy Stallone, and each of them, with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Comtech Telecommunications Corp. (the "Company") to be held virtually at www.virtualshareholdermeeting.com/CMTL2022 on December 15, 2022, at 10:00 a.m., local time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card and in their discretion, upon such other matters as may come before the meeting.

This proxy will be voted in accordance with the instructions specified. WHERE NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ON THE REVERSE SIDE AND FOR APPROVAL OF PROPOSALS 2, 3, 4 AND 5.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

Continued and to be signed on reverse side